                                  485BPOS                      File No. 33-5648
                                                               File No. 811-4520

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     X

          Pre-Effective Amendment No. _____
          Post-Effective Amendment No.  24

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
OF 1940                                                     X

          Amendment No. 24


UNITED HIGH INCOME FUND II, INC.
--------------------------------------------------------------------------------
                      (Exact Name as Specified in Charter)

6300 Lamar Avenue, Shawnee Mission, Kansas                66202-4200
--------------------------------------------------------------------------------
(Address of Principal Executive Office)                   (Zip Code)

Registrant's Telephone Number, including Area Code  (913) 236-2000

Kristen A. Richards, P. O. Box 29217, Shawnee Mission, Kansas  66201-9217
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective

               immediately upon filing pursuant to paragraph (b)
         -----
           X   on June 30, 2000 pursuant to paragraph (b)
         -----
               60 days after filing pursuant to paragraph (a)(1)
         -----
               on (date) pursuant to paragraph (a)(1)
         -----
               75 days after filing pursuant to paragraph (a)(2)
         -----
               on (date) pursuant to paragraph (a)(2) of Rule 485
         -----
               this post-effective amendment designates a new effective date
         ----- for a previously filed post-effective amendment

================================================================================

                    DECLARATION REQUIRED BY RULE 24f-2(a)(1)

         The issuer has registered an indefinite amount of its securities under the Securities Act of 1933 pursuant to Rule 24f-2(a)(1). Notice for the Registrant's fiscal year ended September 30, 1999 was filed on December 16, 1999.

                                                          PROSPECTUS
                                                       JUNE 30, 2000
   WADDELL & REED ADVISORS FUNDS
                                                      FIXED INCOME &
                                                  MONEY MARKET FUNDS

                                                           Bond Fund  [GRAPHIC]

                                          Government Securities Fund

                                                    High Income Fund

                                                 High Income Fund II

                                                 Municipal Bond Fund  [GRAPHIC]

                                          Municipal High Income Fund

                                                     Cash Management



THE SECURITIES AND EXCHANGE COMMISSION
HAS NOT APPROVED OR DISAPPROVED THE                                   [LOGO]
FUNDS' SECURITIES, OR DETERMINED
WHETHER THIS PROSPECTUS IS ACCURATE OR
ADEQUATE. IT IS A CRIMINAL OFFENSE
TO STATE OTHERWISE.

CONTENTS
[GRAPHIC]

     3   An Overview of the Funds
     3   Bond Fund
     9   Government Securities Fund
    14   High Income Fund
    14   High Income Fund II
    24   Municipal Bond Fund
    30   Municipal High Income Fund
    37   Cash Management
    42   The Investment Principles of the Funds
    52   Your Account
    75   The Management of the Funds
    78   Financial Highlights

-------------------------------------------------------------------------------
AN OVERVIEW OF THE FUND
[GRAPHIC] GOAL


WADDELL & REED ADVISORS
BOND FUND

(FORMERLY UNITED BOND FUND) SEEKS A REASONABLE RETURN WITH EMPHASIS ON PRESERVATION OF CAPITAL.



PRINCIPAL STRATEGIES
Bond Fund seeks to achieve its goal by investing primarily in domestic debt securities usually of investment grade (rated BBB and higher by Standard & Poor's ("S&P") and Baa and higher by Moody's Investors Service, Inc. ("MIS")). The Fund has no limitations regarding the maturity duration or dollar weighted average of its holdings. In selecting the debt securities for the Fund's portfolio, Waddell & Reed Investment Management Company ("WRIMCO"), the Fund's investment manager, considers yield and relative safety and, in the case of convertible securities, the possibility of capital growth. The Fund can invest in securities of companies of any size.


In selecting debt securities for the Fund, WRIMCO may look at many factors. These include the issuer's past, present and estimated future:

-  financial strength;

-  cash flow;

-  management;

-  borrowing requirements; and

-  responsiveness to changes in interest rates and business conditions.

As well, WRIMCO considers the maturity of the obligation and the size or nature of the bond issue.

In general, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. For example, WRIMCO may sell a holding if the issuer's financial strength weakens and/or the yield and relative safety of the security declines. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Because Bond Fund owns different types of securities, a variety of factors can affect its investment performance, such as:



-  prepayment of higher-yielding bonds held by the Fund;



- the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds;


-  changes in the maturities of bonds owned by the Fund;

- WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund's portfolio; and

- adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST


Bond Fund is designed for investors who primarily seek current income while also seeking to preserve investment principal. You should consider whether the Fund fits your particular investment objectives.

[GRAPHIC]
-------------------------------------------------------------------------------
PERFORMANCE

BOND FUND

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

- The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

- The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

- The performance table shows average annual total returns for each class and compares them to the market indicators listed.

- The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.


[CHART]
CHART OF YEAR-BY-YEAR RETURNS
AS OF DECEMBER 31, EACH YEAR (%)

'90       '91      '92      '93     '94     '95      '96      '97      '98      '99
----------------------------------------------------------------------------------------
4.24%    17.76%   7.84%   13.19%   -5.76%  20.50%   3.20%    9.77%    7.27%    -1.08%
========================================================================================


IN THE PERIOD SHOWN IN THE CHART, THE HIGHEST QUARTERLY RETURN WAS 7.11% (THE THIRD QUARTER OF 1991) AND THE LOWEST QUARTERLY RETURN WAS -7.37% (THE FIRST QUARTER OF 1997). THE CLASS A RETURN FOR THE YEAR THROUGH MARCH 31, 2000 WAS 2.32%.

AVERAGE ANNUAL TOTAL RETURNS




  AS OF DECEMBER 31, 1999 (%)     1 YEAR      5 YEARS    10 YEARS   LIFE OF CLASS(1)
------------------------------------------------------------------------------------
  CLASS A SHARES OF BOND FUND     -6.77%      6.42%       6.84%
------------------------------------------------------------------------------------
  Salomon Brothers Broad
  Investment Grade Index          -0.83%      7.74%       7.75%
------------------------------------------------------------------------------------
  Lipper Corporate Debt Funds
  A-Rated Universe Average        -2.61%      6.90%       7.30%
------------------------------------------------------------------------------------
  CLASS B SHARES OF BOND FUND                                        -4.64%
------------------------------------------------------------------------------------
  Salomon Brothers Broad
  Investment Grade Index          -0.83%      7.74%       7.75%      -0.16%
------------------------------------------------------------------------------------
  Lipper Corporate Debt Funds
  A-Rated Universe Average        -2.61%      6.90%       7.30%      -0.45%
------------------------------------------------------------------------------------
  CLASS C SHARES OF BOND FUND                                        -0.86%
------------------------------------------------------------------------------------
  Salomon Brothers Broad
  Investment Grade Index          -0.83%      7.74%       7.75%      -0.16%
------------------------------------------------------------------------------------
  Lipper Corporate Debt Funds
  A-Rated Universe Average        -2.61%      6.90%       7.30%      -0.45%
------------------------------------------------------------------------------------
  CLASS Y SHARES OF BOND FUND     -0.81%                              5.93%
------------------------------------------------------------------------------------
  Salomon Brothers Broad
  Investment Grade Index          -0.83%      7.74%       7.75%       6.04%
------------------------------------------------------------------------------------
  Lipper Corporate Debt Funds
  A-Rated Universe Average        -2.61%      6.90%       7.30%       5.09%
------------------------------------------------------------------------------------



THE INDEX SHOWN IS A BROAD-BASED, SECURITIES MARKET INDEX THAT IS UNMANAGED. THE LIPPER AVERAGE IS A COMPOSITE OF MUTUAL FUNDS WITH GOALS SIMILAR TO THE GOAL OF THE FUND.



(1) SINCE SEPTEMBER 9, 1999 FOR CLASS B SHARES, SEPTEMBER 9, 1999 FOR CLASS C SHARES AND JUNE 19, 1995 FOR CLASS Y SHARES. BECAUSE EACH CLASS COMMENCED OPERATIONS ON A DATE OTHER THAN AT THE END OF A MONTH, AND PARTIAL MONTH CALCULATIONS OF THE PERFORMANCE OF THE ABOVE INDEX ARE NOT AVAILABLE, INDEX PERFORMANCE IS CALCULATED FROM SEPTEMBER 30, 1999, SEPTEMBER 30, 1999, AND JUNE 30, 1995, RESPECTIVELY.

[GRAPHIC]
--------------------------------------------------------------------------------
FEES AND EXPENSES


BOND FUND


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:





  SHAREHOLDER FEES

  (FEES PAID DIRECTLY FROM     CLASS A     CLASS B     CLASS C    CLASS Y
  YOUR INVESTMENT)             SHARES      SHARES      SHARES     SHARES
--------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE
  (LOAD) IMPOSED ON
  PURCHASES (AS A PERCENTAGE
  OF OFFERING PRICE)            5.75%     None        None       None
--------------------------------------------------------------------------------

  MAXIMUM DEFERRED
  SALES CHARGE (LOAD)(1)
  (AS A PERCENTAGE OF LESSER
  OF AMOUNT INVESTED OR
  REDEMPTION VALUE)            None(2)      5%         1%        None
================================================================================


  ANNUAL FUND OPERATING EXPENSES(3)

  (EXPENSES THAT ARE DEDUCTED  CLASS A     CLASS B     CLASS C    CLASS Y
  FROM FUND ASSETS)            SHARES      SHARES      SHARES     SHARES
--------------------------------------------------------------------------------

  MANAGEMENT FEES              0.52%      0.52%       0.52%       0.52%
--------------------------------------------------------------------------------

  DISTRIBUTION AND SERVICE
  (12b-1) FEES                 0.25%      1.00%       1.00%       None
--------------------------------------------------------------------------------

  OTHER EXPENSES               0.23%      0.39%       0.48%       0.21%
--------------------------------------------------------------------------------

  TOTAL ANNUAL FUND
  OPERATING EXPENSES           1.00%      1.91%       2.00%       0.73%
================================================================================



(1) THE CONTINGENT DEFERRED SALES CHARGE ("CDSC"), WHICH IS IMPOSED ON
    THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS B SHARES, DECLINES FROM 5% FOR REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE, TO 4% FOR REDEMPTIONS MADE WITHIN THE SECOND YEAR, TO 3% FOR REDEMPTIONS MADE WITHIN THE THIRD AND FOURTH YEARS, TO 2% FOR REDEMPTIONS MADE WITHIN THE FIFTH YEAR, TO 1% FOR REDEMPTIONS MADE WITHIN THE SIXTH YEAR AND TO 0% FOR REDEMPTIONS MADE AFTER THE SIXTH YEAR. FOR CLASS C SHARES, A 1% CDSC APPLIES TO THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS C SHARES REDEEMED WITHIN TWELVE MONTHS AFTER PURCHASE. SOLELY FOR PURPOSES OF DETERMINING THE NUMBER OF MONTHS OR YEARS FROM THE TIME OF ANY PAYMENT FOR THE PURCHASE OF SHARES, ALL PAYMENTS DURING A MONTH ARE TOTALED AND DEEMED TO HAVE BEEN MADE ON THE FIRST DAY OF THE MONTH.

(2) A 1% CDSC MAY BE IMPOSED ON PURCHASES OF $2 MILLION OR MORE OF CLASS A SHARES THAT ARE REDEEMED WITHIN TWELVE MONTHS OF PURCHASE.


(3) MANAGEMENT FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES HAVE BEEN RESTATED TO REFLECT THE CHANGE IN MANAGEMENT FEES EFFECTIVE JUNE 30, 1999; OTHERWISE EXPENSE RATIOS ARE BASED ON OTHER FUND-LEVEL EXPENSES FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

--------------------------------------------------------------------------------
  EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



--------------------------------------------------------------------------------
  IF SHARES ARE REDEEMED
  AT END OF PERIOD:           1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
  Class A Shares               $671       $875       $1,096     $1,729
--------------------------------------------------------------------------------

  Class B Shares               $594       $901       $1,134     $1,998(1)
--------------------------------------------------------------------------------

  Class C Shares               $303       $626       $1,076     $2,324
--------------------------------------------------------------------------------

  Class Y Shares              $  75       $233      $   406    $   906

--------------------------------------------------------------------------------
  IF SHARES ARE NOT REDEEMED
  AT END OF PERIOD:           1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------

  Class A Shares               $671       $875       $1,096     $1,729
--------------------------------------------------------------------------------

  Class B Shares               $194       $601       $1,034     $1,998(1)
--------------------------------------------------------------------------------

  Class C Shares               $203       $626       $1,076     $2,324
--------------------------------------------------------------------------------

  Class Y Shares              $  75       $233      $   406    $   906
================================================================================



(1) REFLECTS ANNUAL OPERATING EXPENSES OF CLASS A AFTER CONVERSION OF CLASS B SHARES INTO CLASS A SHARES 8 YEARS AFTER THE MONTH IN WHICH THE SHARES WERE PURCHASED.

--------------------------------------------------------------------------------
AN OVERVIEW OF THE FUND

[GRAPHIC]

WADDELL & REED ADVISORS

GOVERNMENT SECURITIES FUND

(FORMERLY UNITED GOVERNMENT SECURITIES FUND) SEEKS AS HIGH A CURRENT INCOME AS IS CONSISTENT WITH SAFETY OF PRINCIPAL.

PRINCIPAL STRATEGIES

Government Securities Fund seeks to achieve its goal by investing exclusively in debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities"). The Fund invests in a diversified portfolio of U.S. Government securities, including treasury issues and mortgage-backed securities. The Fund has no limitations on the range of maturities of the debt securities in which it may invest.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Because Government Securities Fund owns different types of fixed-income instruments, a variety of factors can affect its investment performance, such as:

- an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline;

- adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline;

-  prepayment of higher-yielding bonds and mortgage-backed securities; and

-  WRIMCO's skill in evaluating and selecting securities for the Fund.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As well, not all U.S. Government securities are backed by the full faith and credit of the United States.

WHO MAY WANT TO INVEST

Government Securities Fund is designed for investors who seek current income and the relative security of investing in U.S. Government securities. You should consider whether the Fund fits your particular investment objectives.

[GRAPHIC]
--------------------------------------------------------------------------------
PERFORMANCE

GOVERNMENT SECURITIES FUND

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

- The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

- The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

- The performance table shows average annual total returns for each class and compares them to the market indicators listed.

- The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

[CHART]

CHART OF YEAR-BY-YEAR RETURNS
AS OF DECEMBER 31, EACH YEAR (%)

'90        '91        '92        '93        '94        '95        '96        '97        '98        '99
--------------------------------------------------------------------------------------------------------
7.27%      16.07%     7.54%      9.99%      -3.88%     19.30%     1.77%      9.16%      7.49%      -0.64%
========================================================================================================

IN THE PERIOD SHOWN IN THE CHART, THE HIGHEST QUARTERLY RETURN WAS 6.81% (THE THIRD QUARTER OF 1991) AND THE LOWEST QUARTERLY RETURN WAS -3.32% (THE FIRST QUARTER OF 1994). THE CLASS A RETURN FOR THE YEAR THROUGH MARCH 31, 2000 WAS 2.19%.

AVERAGE ANNUAL TOTAL RETURNS

AS OF DECEMBER 31, 1999 (%)          1 YEAR     5 YEARS     10 YEARS     LIFE OF CLASS(1)
-----------------------------------------------------------------------------------------
CLASS A SHARES OF
GOVERNMENT SECURITIES FUND           -4.86%     6.27%       6.76%
-----------------------------------------------------------------------------------------
Salomon Brothers Treasury/
Government Sponsored/
Mortgage Bond Index                  -0.59%     7.66%       7.64%
-----------------------------------------------------------------------------------------
Lipper General U. S.
Government Funds
Universe Average                     -3.02%     6.50%       6.63%
-----------------------------------------------------------------------------------------
CLASS B SHARES OF
GOVERNMENT SECURITIES FUND                                               -5.09%
-----------------------------------------------------------------------------------------
Salomon Brothers Treasury/
Government Sponsored/
Mortgage Bond Index                  -0.59%     7.66%       7.64%        -0.52%
-----------------------------------------------------------------------------------------
Lipper General U. S.
Government Funds
Universe Average                     -3.02%     6.50%       6.63%        -0.82%
-----------------------------------------------------------------------------------------
CLASS C SHARES OF
GOVERNMENT SECURITIES FUND                                               -0.87%
-----------------------------------------------------------------------------------------
Salomon Brothers Treasury/
Government Sponsored/
Mortgage Bond Index                  -0.59%     7.66%       7.64%        -0.52%
-----------------------------------------------------------------------------------------
Lipper General U. S.
Government Funds
Universe Average                     -3.02%     6.50%       6.63%        -0.82%
-----------------------------------------------------------------------------------------
CLASS Y SHARES OF
GOVERNMENT SECURITIES FUND           -0.28%                               5.73%
-----------------------------------------------------------------------------------------
Salomon Brothers Treasury/
Government Sponsored/
Mortgage Bond Index                  -0.59%     7.66%       7.64%         5.96%
-----------------------------------------------------------------------------------------
Lipper General U. S.
Government Funds
Universe Average                     -3.02%     6.50%       6.63%         4.69%
=========================================================================================


THE INDEX SHOWN IS A BROAD-BASED, SECURITIES MARKET INDEX THAT IS UNMANAGED. THE LIPPER AVERAGE IS A COMPOSITE OF MUTUAL FUNDS WITH GOALS SIMILAR TO THE GOAL OF THE FUND.

(1) SINCE OCTOBER 4, 1999 FOR CLASS B SHARES, OCTOBER 8, 1999 FOR CLASS C SHARES AND SEPTEMBER 27, 1995 FOR CLASS Y SHARES. BECAUSE EACH CLASS COMMENCED OPERATIONS ON A DATE OTHER THAN AT THE END OF A MONTH, AND PARTIAL MONTH CALCULATIONS OF THE PERFORMANCE OF THE INDEX (INCLUDING INCOME) ARE NOT AVAILABLE, PERFORMANCE OF THE INDEX IS FROM OCTOBER 31, 1999, OCTOBER 31, 1999 AND SEPTEMBER 30, 1995, RESPECTIVELY.

[GRAPHIC]
--------------------------------------------------------------------------------
FEES AND EXPENSES

GOVERNMENT SECURITIES FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES

(FEES PAID DIRECTLY FROM         CLASS A     CLASS B     CLASS C    CLASS Y
YOUR INVESTMENT)                 SHARES      SHARES      SHARES     SHARES
------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) IMPOSED ON
PURCHASES (AS A PERCENTAGE
OF OFFERING PRICE)                4.25%       None        None       None
------------------------------------------------------------------------------

MAXIMUM DEFERRED
SALES CHARGE (LOAD)(1)
(AS A PERCENTAGE OF LESSER
OF AMOUNT INVESTED OR
REDEMPTION VALUE)                 None(2)       5%          1%       None
------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES(3)

(EXPENSES THAT ARE DEDUCTED      CLASS A     CLASS B     CLASS C    CLASS Y
FROM FUND ASSETS)                SHARES      SHARES      SHARES     SHARES
------------------------------------------------------------------------------
MANAGEMENT FEES                   0.50%       0.50%       0.50%      0.50%
------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE
(12b-1) FEES                      0.25%       1.00%       1.00%      None
------------------------------------------------------------------------------

OTHER EXPENSES                    0.40%       0.40%       0.60%      0.30%
------------------------------------------------------------------------------

TOTAL ANNUAL FUND
OPERATING EXPENSES                1.15%       1.90%       2.10%      0.80%
================================================================================


(1) THE CDSC, WHICH IS IMPOSED ON THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS B SHARES, DECLINES FROM 5% FOR REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE, TO 4% FOR REDEMPTIONS MADE WITHIN THE SECOND YEAR, TO 3% FOR REDEMPTIONS MADE WITHIN THE THIRD AND FOURTH YEARS, TO 2% FOR REDEMPTIONS MADE WITHIN THE FIFTH YEAR, TO 1% FOR REDEMPTIONS MADE WITHIN THE SIXTH YEAR AND TO 0% FOR REDEMPTIONS MADE AFTER THE SIXTH YEAR. FOR CLASS C SHARES, A 1% CDSC APPLIES TO THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS C SHARES REDEEMED WITHIN TWELVE MONTHS AFTER PURCHASE. SOLELY FOR PURPOSES OF DETERMINING THE NUMBER OF MONTHS OR YEARS FROM THE TIME OF ANY PAYMENT FOR THE PURCHASE OF SHARES, ALL PAYMENTS DURING A MONTH ARE TOTALED AND DEEMED TO HAVE BEEN MADE ON THE FIRST DAY OF THE MONTH.


(2) A 1% CDSC MAY BE IMPOSED ON PURCHASES OF $2 MILLION OR MORE OF CLASS A SHARES THAT ARE REDEEMED WITHIN TWELVE MONTHS OF PURCHASE.


(3) MANAGEMENT FEES AND TOTAL FUND OPERATING EXPENSES HAVE BEEN RESTATED TO REFLECT THE CHANGE IN MANAGEMENT FEES EFFECTIVE JUNE 30, 1999; OTHERWISE, EXPENSE RATIOS ARE BASED ON OTHER FUND-LEVEL EXPENSES OF THE FUND FOR THE FISCAL YEAR ENDED MARCH 31, 2000. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

EXAMPLE

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------
IF SHARES ARE REDEEMED
AT END OF PERIOD:           1 YEAR     3 YEARS     5 YEARS    10 YEARS
------------------------------------------------------------------------------
Class A Shares               $537       $775       $1,031      $1,763
------------------------------------------------------------------------------

Class B Shares               $593       $897       $1,126      $2,025(1)
------------------------------------------------------------------------------

Class C Shares               $313       $658       $1,129      $2,431
------------------------------------------------------------------------------

Class Y Shares               $ 82       $255       $  444      $  990

------------------------------------------------------------------------------
IF SHARES ARE NOT REDEEMED
AT END OF PERIOD:           1 YEAR     3 YEARS     5 YEARS    10 YEARS
------------------------------------------------------------------------------
Class A Shares               $537       $775       $1,031      $1,763
------------------------------------------------------------------------------

Class B Shares               $193       $597       $1,026      $2,025(1)
------------------------------------------------------------------------------

Class C Shares               $213       $658       $1,129      $2,431
------------------------------------------------------------------------------

Class Y Shares               $ 82       $255       $  444      $  990
==============================================================================


(1) REFLECTS ANNUAL OPERATING EXPENSES OF CLASS A AFTER CONVERSION OF CLASS B SHARES INTO CLASS A SHARES 8 YEARS AFTER THE MONTH IN WHICH THE SHARES WERE PURCHASED.

--------------------------------------------------------------------------------

AN OVERVIEW OF THE FUNDS

[GRAPHIC]

WADDELL & REED ADVISORS HIGH INCOME FUND
WADDELL & REED ADVISORS HIGH INCOME FUND II


(FORMERLY UNITED HIGH INCOME FUND AND UNITED HIGH INCOME FUND II) SEEK, AS A PRIMARY GOAL, A HIGH LEVEL OF CURRENT INCOME. AS A SECONDARY GOAL, THE FUNDS SEEK CAPITAL GROWTH WHEN CONSISTENT WITH THEIR PRIMARY GOAL.

PRINCIPAL STRATEGIES

High Income Fund and High Income Fund II seek to achieve their goals by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities the risks of which are, in the judgment of WRIMCO, consistent with the Funds' goals. The Funds can invest in companies of any size. The Funds invest primarily in the lower quality bonds, commonly called junk bonds, that are rated BB and below by S&P or Ba and below by MIS or, if unrated, deemed by WRIMCO to be of comparable quality. The Funds may invest an unlimited amount of their respective total assets in junk bonds. As well, the Funds may invest in bonds of any maturity.

The Funds may each invest up to 20% of their respective total assets in common stock in order to seek capital growth. The Funds will emphasize a blend of value and growth in their selection of common stock. Value stocks are those whose earnings WRIMCO believes are currently selling below their true worth. Growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy.

WRIMCO may look at a number of factors in selecting securities for the Funds. These include an issuer's past, current and estimated future:

-  financial strength;

-  cash flow;

-  management;

-  borrowing requirements; and

-  responsiveness to changes in interest rates and business conditions.

In general, in determining whether to sell a debt security, WRIMCO uses the same type of analysis that it uses in buying debt securities. For example,

WRIMCO may sell a holding if the issuer's financial strength declines to an unacceptable level or management of the company weakens. As well, WRIMCO may choose to sell an equity security if the issuer's growth potential has diminished. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

Because High Income Fund and High Income Fund II own different types of securities, a variety of factors can affect their investment performance, such as:

- the earnings performance, credit quality and other conditions of the companies whose securities the Funds hold;

- the susceptibility of junk bonds to greater risks of non-payment or default, price volatility and lack of liquidity compared to higher-rated bonds;

- an increase in interest rates, which may cause the value of a bond held by either Fund, especially bonds with longer maturities, to decline;

-  changes in the maturities of bonds owned by the Funds;

- adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Funds' holdings to fall as part of a broad market decline; and

- WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Funds' portfolios.

Market risk for small or medium sized companies may be greater than that for large companies. For example, smaller companies may have limited financial resources, limited product lines or inexperienced management.

As with any mutual fund, the value of each Fund's shares will change, and you could lose money on your investment. An investment in each Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

High Income Fund and High Income Fund II are designed for investors who primarily seek a level of current income that is higher than is normally available with securities in the higher rated categories and, secondarily, seek capital growth where consistent with the goal of income. The Funds are not suitable for all investors. You should consider whether either Fund fits your particular investment objectives.

[GRAPHIC]
--------------------------------------------------------------------------------
PERFORMANCE

HIGH INCOME FUND

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

- The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

- The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

- The performance table shows average annual total returns for each class and compares them to the market indicators listed.

- The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

[CHART]

CHART OF YEAR-BY-YEAR RETURNS
AS OF DECEMBER 31, EACH YEAR (%)

'90        '91        '92        '93        '94        '95        '96        '97        '98        '99
----------------------------------------------------------------------------------------------------------
-14.97%     37.45%     16.33%     17.69%     -3.66%     17.80%     11.88%     14.32%     3.88%      2.92%
==========================================================================================================

IN THE PERIOD SHOWN IN THE CHART, THE HIGHEST QUARTERLY RETURN WAS 12.12% (THE FIRST QUARTER OF 1991) AND THE LOWEST QUARTERLY RETURN WAS -7.59% (THE THIRD QUARTER OF 1990). THE CLASS A RETURN FOR THE YEAR THROUGH MARCH 31, 2000 WAS -1.73%.

AVERAGE ANNUAL TOTAL RETURNS

AS OF DECEMBER 31, 1999 (%)          1 YEAR     5 YEARS     10 YEARS     LIFE OF CLASS(1)
-----------------------------------------------------------------------------------------
CLASS A SHARES OF
HIGH INCOME FUND                     -3.00%      8.71%       8.93%
-----------------------------------------------------------------------------------------
Salomon Brothers High Yield
Market Index                          1.73%      9.71%      10.94%
-----------------------------------------------------------------------------------------
Salomon Brothers High Yield
Composite Index                       1.24%     10.39%      11.35%
-----------------------------------------------------------------------------------------
Lipper High Current Yield Funds
Universe Average                      4.53%      8.84%      10.03%
-----------------------------------------------------------------------------------------
CLASS B SHARES OF
HIGH INCOME FUND                                                         -2.38%
-----------------------------------------------------------------------------------------
Salomon Brothers High Yield
Market Index                          1.73%      9.71%      10.94%        2.42%
-----------------------------------------------------------------------------------------
Salomon Brothers High Yield
Composite Index                       1.24%     10.39%      11.35%        2.70%
-----------------------------------------------------------------------------------------
Lipper High Current Yield Funds
Universe Average                      4.53%      8.84%      10.03%        2.78%
-----------------------------------------------------------------------------------------
CLASS C SHARES OF
HIGH INCOME FUND                                                          1.62%
-----------------------------------------------------------------------------------------
Salomon Brothers High Yield
Market Index                          1.73%      9.71%      10.94%        2.42%
-----------------------------------------------------------------------------------------
Salomon Brothers High Yield
Composite Index                       1.24%     10.39%      11.35%        2.70%
-----------------------------------------------------------------------------------------
Lipper High Current Yield Funds
Universe Average                      4.53%      8.84%      10.03%        2.78%
-----------------------------------------------------------------------------------------
CLASS Y SHARES OF
HIGH INCOME FUND                      3.15%                               8.17%
-----------------------------------------------------------------------------------------
Salomon Brothers High Yield
Market Index                          1.73%      9.71%      10.94%        7.34%
-----------------------------------------------------------------------------------------
Salomon Brothers High Yield
Composite Index                       1.24%     10.39%      11.35%        7.57%
-----------------------------------------------------------------------------------------
Lipper High Current Yield Funds
Universe Average                      4.53%      8.84%      10.03%        7.02%
=========================================================================================


THE INDEXES SHOWN ARE BROAD-BASED, SECURITIES MARKET INDEXES THAT ARE UNMANAGED. THE SALOMON BROTHERS HIGH YIELD MARKET INDEX WILL REPLACE THE SALOMON BROTHERS HIGH YIELD COMPOSITE INDEX. WRIMCO BELIEVES THAT THE NEW INDEX PROVIDES A MORE ACCURATE BASIS FOR COMPARING THE FUND'S PERFORMANCE TO THE TYPES OF SECURITIES IN WHICH THE FUND INVESTS. BOTH INDEXES ARE PRESENTED FOR COMPARISON PURPOSES. THE LIPPER AVERAGE IS A COMPOSITE OF MUTUAL FUNDS WITH GOALS SIMILAR TO THE GOALS OF THE FUND.


(1) SINCE OCTOBER 4, 1999 FOR CLASS B SHARES, OCTOBER 4, 1999 FOR CLASS C SHARES AND JANUARY 4, 1996 FOR CLASS Y SHARES. BECAUSE EACH CLASS COMMENCED OPERATIONS ON A DATE OTHER THAN AT THE END OF A MONTH, AND PARTIAL MONTH CALCULATIONS OF THE PERFORMANCE OF THE INDEXES (INCLUDING INCOME) ARE NOT AVAILABLE, INDEX PERFORMANCE IS FROM OCTOBER 31, 1999, OCTOBER 31, 1999 AND DECEMBER 31, 1995, RESPECTIVELY.

[GRAPHIC]
--------------------------------------------------------------------------------
FEES AND EXPENSES

HIGH INCOME FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES

(FEES PAID DIRECTLY FROM         CLASS A     CLASS B     CLASS C    CLASS Y
YOUR INVESTMENT)                 SHARES      SHARES      SHARES     SHARES
------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) IMPOSED ON
PURCHASES (AS A PERCENTAGE
OF OFFERING PRICE)                5.75%       None        None       None
------------------------------------------------------------------------------

MAXIMUM DEFERRED
SALES CHARGE (LOAD)(1)
(AS A PERCENTAGE OF LESSER
OF AMOUNT INVESTED OR
REDEMPTION VALUE)                 None(2)        5%          1%      None
==============================================================================
ANNUAL FUND OPERATING EXPENSES(3)

(EXPENSES THAT ARE DEDUCTED      CLASS A     CLASS B     CLASS C    CLASS Y
FROM FUND ASSETS)                SHARES      SHARES      SHARES     SHARES
------------------------------------------------------------------------------
MANAGEMENT FEES                   0.61%       0.61%       0.61%      0.61%
------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE
(12b-1) FEES                      0.25%       1.00%       1.00%      None
------------------------------------------------------------------------------
OTHER EXPENSES                    0.20%       0.38%       0.31%      0.20%
------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                1.06%       1.99%       1.92%      0.81%
==============================================================================


(1) THE CDSC, WHICH IS IMPOSED ON THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS B SHARES, DECLINES FROM 5% FOR REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE, TO 4% FOR REDEMPTIONS MADE WITHIN THE SECOND YEAR, TO 3% FOR REDEMPTIONS MADE WITHIN THE THIRD AND FOURTH YEARS, TO 2% FOR REDEMPTIONS MADE WITHIN THE FIFTH YEAR, TO 1% FOR REDEMPTIONS MADE WITHIN THE SIXTH YEAR AND TO 0% FOR REDEMPTIONS MADE AFTER THE SIXTH YEAR. FOR CLASS C SHARES, A 1% CDSC APPLIES TO THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS C SHARES REDEEMED WITHIN TWELVE MONTHS AFTER PURCHASE. SOLELY FOR PURPOSES OF DETERMINING THE NUMBER OF MONTHS OR YEARS FROM THE TIME OF ANY PAYMENT FOR THE PURCHASE OF SHARES, ALL PAYMENTS DURING A MONTH ARE TOTALED AND DEEMED TO HAVE BEEN MADE ON THE FIRST DAY OF THE MONTH.


(2) A 1% CDSC MAY BE IMPOSED ON PURCHASES OF $2 MILLION OR MORE OF CLASS A SHARES THAT ARE REDEEMED WITHIN TWELVE MONTHS OF PURCHASE.


(3) MANAGEMENT FEES AND TOTAL FUND OPERATING EXPENSES HAVE BEEN RESTATED TO REFLECT THE CHANGE IN MANAGEMENT FEES EFFECTIVE JUNE 30, 1999; OTHERWISE, EXPENSE RATIOS ARE BASED ON OTHER FUND-LEVEL EXPENSES # OF THE FUND FOR THE FISCAL YEAR ENDED MARCH 31, 2000. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

EXAMPLE

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------
IF SHARES ARE REDEEMED
AT END OF PERIOD:           1 YEAR     3 YEARS     5 YEARS    10 YEARS
------------------------------------------------------------------------------
Class A Shares               $677       $893       $1,126      $1,795
------------------------------------------------------------------------------
Class B Shares               $602       $924       $1,173      $2,074(1)
------------------------------------------------------------------------------
Class C Shares               $295       $603       $1,037      $2,243
------------------------------------------------------------------------------
Class Y Shares               $ 83       $259       $  450      $1,002
------------------------------------------------------------------------------
IF SHARES ARE NOT REDEEMED
AT END OF PERIOD:           1 YEAR     3 YEARS     5 YEARS    10 YEARS
------------------------------------------------------------------------------
Class A Shares               $677       $893       $1,126      $1,795
------------------------------------------------------------------------------
Class B Shares               $202       $624       $1,073      $2,074(1)
------------------------------------------------------------------------------
Class C Shares               $195       $603       $1,037      $2,243
------------------------------------------------------------------------------
Class Y Shares               $ 83       $259       $  450      $1,002
==============================================================================


(1) REFLECTS ANNUAL OPERATING EXPENSES OF CLASS A AFTER CONVERSION OF CLASS B SHARES INTO CLASS A SHARES 8 YEARS AFTER THE MONTH IN WHICH THE SHARES WERE PURCHASED.

[GRAPHIC]
--------------------------------------------------------------------------------
PERFORMANCE

HIGH INCOME FUND II

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

- The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

- The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

- The performance table shows average annual total returns for each class and compares them to the market indicators listed.

- The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

[CHART]

CHART OF YEAR-BY-YEAR RETURNS
AS OF DECEMBER 31, EACH YEAR (%)

'90        '91        '92        '93        '94        '95        '96        '97        '98        '99
----------------------------------------------------------------------------------------------------------
-5.29%     31.31%     15.23%     17.39%     -4.07%     16.88%     11.93%     14.97%     2.69%      1.45%
==========================================================================================================

IN THE PERIOD SHOWN IN THE CHART, THE HIGHEST QUARTERLY RETURN WAS 11.52% (THE FIRST QUARTER OF 1991) AND THE LOWEST QUARTERLY RETURN WAS -5.76% (THE THIRD QUARTER OF 1998). THE CLASS A RETURN FOR THE YEAR THROUGH MARCH 31, 2000 WAS -1.91%.

AVERAGE ANNUAL TOTAL RETURNS

AS OF DECEMBER 31, 1999 (%)          1 YEAR     5 YEARS     10 YEARS     LIFE OF CLASS(1)
-----------------------------------------------------------------------------------------
CLASS A SHARES OF
HIGH INCOME FUND II                  -4.38%      8.11%       9.10%
-----------------------------------------------------------------------------------------
Salomon Brothers High Yield
Market Index                          1.73%      9.71%      10.94%
-----------------------------------------------------------------------------------------
Salomon Brothers High Yield
Composite Index                       1.24%     10.39%      11.35%
-----------------------------------------------------------------------------------------
Lipper High Current Yield
Funds Universe Average                4.53%      8.84%      10.03%
-----------------------------------------------------------------------------------------
CLASS B SHARES OF
HIGH INCOME FUND II                                                      -2.55%
-----------------------------------------------------------------------------------------
Salomon Brothers High Yield
Market Index                          1.73%      9.71%      10.94%        2.42%
-----------------------------------------------------------------------------------------
Salomon Brothers High Yield
Composite Index                       1.24%     10.39%      11.35%        2.70%
-----------------------------------------------------------------------------------------
Lipper High Current Yield
Funds Universe Average                4.53%      8.84%      10.03%        2.78%
-----------------------------------------------------------------------------------------
CLASS C SHARES OF
HIGH INCOME FUND II                                                       1.45%
-----------------------------------------------------------------------------------------
Salomon Brothers High Yield
Market Index                          1.73%      9.71%      10.94%        2.42%
-----------------------------------------------------------------------------------------
Salomon Brothers High Yield
Composite Index                       1.24%     10.39%      11.35%        2.70%
-----------------------------------------------------------------------------------------
Lipper High Current Yield
Funds Universe Average                4.53%      8.84%      10.03%        2.78%
-----------------------------------------------------------------------------------------
CLASS Y SHARES OF
HIGH INCOME FUND II                   1.76%                               7.36%
-----------------------------------------------------------------------------------------
Salomon Brothers High Yield
Market Index                          1.73%      9.71%      10.94%        7.08%
-----------------------------------------------------------------------------------------
Salomon Brothers High Yield
Composite Index                       1.24%     10.39%      11.35%        7.41%
-----------------------------------------------------------------------------------------
Lipper High Current Yield
Funds Universe Average                4.53%      8.84%      10.03%        6.48%
=========================================================================================


THE INDEXES SHOWN ARE BROAD-BASED, SECURITIES MARKET INDEXES THAT ARE UNMANAGED. THE LIPPER AVERAGE IS A COMPOSITE OF MUTUAL FUNDS WITH GOALS SIMILAR TO THE GOALS OF THE FUND.


(1) SINCE OCTOBER 6, 1999 FOR CLASS B SHARES, OCTOBER 6, 1999 FOR CLASS C SHARES AND FEBRUARY 27, 1996 FOR CLASS Y SHARES. BECAUSE EACH CLASS COMMENCED OPERATIONS ON A DATE OTHER THAN AT THE END OF A MONTH, AND PARTIAL MONTH CALCULATIONS OF THE PERFORMANCE OF THE ABOVE INDEXES (INCLUDING INCOME) ARE NOT AVAILABLE, INDEX PERFORMANCE IS CALCULATED FROM OCTOBER 31, 1999, OCTOBER 31, 1999, AND FEBRUARY 29, 1996, RESPECTIVELY.

[GRAPHIC]
--------------------------------------------------------------------------------
FEES AND EXPENSES

HIGH INCOME FUND II

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES

(FEES PAID DIRECTLY FROM      CLASS A     CLASS B     CLASS C    CLASS Y
YOUR INVESTMENT)              SHARES      SHARES      SHARES     SHARES
------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) IMPOSED ON
PURCHASES (AS A PERCENTAGE
OF OFFERING PRICE)             5.75%       None        None        None
------------------------------------------------------------------------------

MAXIMUM DEFERRED
SALES CHARGE (LOAD)(1)
(AS A PERCENTAGE OF LESSER
OF AMOUNT INVESTED OR
REDEMPTION VALUE)              None(2)        5%          1%       None
==============================================================================
ANNUAL FUND OPERATING EXPENSES(3)

(EXPENSES THAT ARE DEDUCTED   CLASS A     CLASS B     CLASS C    CLASS Y
FROM FUND ASSETS)             SHARES      SHARES      SHARES     SHARES
------------------------------------------------------------------------------
MANAGEMENT FEES                0.63%       0.63%       0.63%       0.63%
------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE
(12b-1) FEES                   0.25%       1.00%       1.00%       None
------------------------------------------------------------------------------
OTHER EXPENSES                 0.25%       0.25%       0.25%       0.21%
------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES             1.13%       1.88%       1.88%       0.84%
==============================================================================


(1) THE CDSC, WHICH IS IMPOSED ON THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS B SHARES, DECLINES FROM 5% FOR REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE, TO 4% FOR REDEMPTIONS MADE WITHIN THE SECOND YEAR, TO 3% FOR REDEMPTIONS MADE WITHIN THE THIRD AND FOURTH YEARS, TO 2% FOR REDEMPTIONS MADE WITHIN THE FIFTH YEAR, TO 1% FOR REDEMPTIONS MADE WITHIN THE SIXTH YEAR AND TO 0% FOR REDEMPTIONS MADE AFTER THE SIXTH YEAR. FOR CLASS C SHARES, A 1% CDSC APPLIES TO THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS C SHARES REDEEMED WITHIN TWELVE MONTHS AFTER PURCHASE. SOLELY FOR PURPOSES OF DETERMINING THE NUMBER OF MONTHS OR YEARS FROM THE TIME OF ANY PAYMENT FOR THE PURCHASE OF SHARES, ALL PAYMENTS DURING A MONTH ARE TOTALED AND DEEMED TO HAVE BEEN MADE ON THE FIRST DAY OF THE MONTH.

(2) A 1% CDSC MAY BE IMPOSED ON PURCHASES OF $2 MILLION OR MORE OF CLASS A SHARES THAT ARE REDEEMED WITHIN TWELVE MONTHS OF PURCHASE.

(3) MANAGEMENT FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES HAVE BEEN RESTATED TO REFLECT THE CHANGE IN MANAGEMENT FEES EFFECTIVE JUNE 30, 1999; OTHERWISE, EXPENSE RATIOS ARE BASED ON OTHER FUND-LEVEL EXPENSES FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1999, AND FOR CLASS B AND CLASS C, THE EXPENSES ATTRIBUTABLE TO EACH CLASS THAT ARE ANTICIPATED FOR THE CURRENT YEAR.
    ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

EXAMPLE

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------
IF SHARES ARE REDEEMED
AT END OF PERIOD:           1 YEAR     3 YEARS     5 YEARS    10 YEARS
------------------------------------------------------------------------------
Class A Shares               $683       $912       $1,159      $1,865
------------------------------------------------------------------------------
Class B Shares               $590       $889       $1,114      $1,998(1)
------------------------------------------------------------------------------
Class C Shares               $290       $589       $1,014      $2,196
------------------------------------------------------------------------------
Class Y Shares               $ 85       $267       $  463      $1,031
------------------------------------------------------------------------------
IF SHARES ARE NOT REDEEMED
AT END OF PERIOD:           1 YEAR     3 YEARS     5 YEARS    10 YEARS
------------------------------------------------------------------------------
Class A Shares               $683       $912       $1,159      $1,865
------------------------------------------------------------------------------
Class B Shares               $190       $589       $1,014      $1,998(1)
------------------------------------------------------------------------------
Class C Shares               $190       $589       $1,014      $2,196
------------------------------------------------------------------------------
Class Y Shares               $ 85       $267       $  463      $1,031
==============================================================================


(1) REFLECTS ANNUAL OPERATING EXPENSES OF CLASS A AFTER CONVERSION OF CLASS B SHARES INTO CLASS A SHARES 8 YEARS AFTER THE MONTH IN WHICH THE SHARES WERE PURCHASED.

--------------------------------------------------------------------------------
AN OVERVIEW OF THE FUND

[GRAPHIC]


WADDELL & REED ADVISORS

MUNICIPAL BOND FUND

(FORMERLY UNITED MUNICIPAL BOND FUND) SEEKS TO PROVIDE INCOME THAT IS NOT SUBJECT TO FEDERAL INCOME TAX.

PRINCIPAL STRATEGY

Municipal Bond Fund seeks to achieve its goal by investing primarily in tax-exempt municipal bonds, mainly of investment grade. The Fund may invest in bonds of any maturity. "Municipal bonds" mean obligations the interest on which is not includable in gross income for Federal income tax purposes. However, a significant portion of the Fund's municipal bond interest may be subject to the Federal alternative minimum tax ("AMT").

The Fund diversifies its holdings among two main types of municipal bonds:

- general obligation bonds, which are backed by the full faith, credit and taxing power of the governmental authority, and

- revenue bonds, which are payable only from specific sources, such as the revenue from a particular facility or a special tax. Revenue bonds include certain private activity bonds ("PABs") and industrial development bonds ("IDBs"), which finance privately operated facilities.

WRIMCO, the Fund's investment manager, may look at a number of factors in selecting securities for the Fund's portfolio. These include:

- the security's current coupon;

- the maturity of the security;

- the relative value of the security;

- the creditworthiness of the particular issuer or of the private company involved; and

- the structure of the security, including whether it has a put or a call feature.

In general, in determining whether to sell a security, WRIMCO uses the same type of analysis that is used in buying securities in order to determine whether the security continues to be a desired investment for the Fund. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Because Municipal Bond Fund owns different types of securities, a variety of factors can affect its investment performance, such as:

- an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline;

- prepayment of asset-backed securities or other higher-yielding bonds held by the Fund ("prepayment risk");

- changes in the maturities of bonds owned by the Fund;

- the credit quality of the issuers whose securities the Fund owns or of the private companies involved in IDB-financed projects;

- the local economic, political or regulatory environment affecting bonds owned by the Fund;

- failure of a bond's interest to qualify as tax-exempt;

- legislation affecting the tax status of municipal bond interest;

- adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and

- WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund's portfolio.

A significant portion of the Fund's municipal bond interest may subject investors to the AMT; this would have the effect of reducing the Fund's return to any such investor.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

Municipal Bond Fund is designed for investors seeking current income that is primarily free from Federal income tax, through a diversified portfolio. You should consider whether the Fund fits your particular investment objectives.

[GRAPHIC]
--------------------------------------------------------------------------------
PERFORMANCE

MUNICIPAL BOND FUND

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

- The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

- The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

- The performance table shows average annual total returns for each class and compares them to the market indicators listed.

- The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

[CHART]

CHART OF YEAR-BY-YEAR RETURNS

AS OF DECEMBER 31, EACH YEAR (%)

  '90     '91     '92     '93     '94     '95     '96     '97     '98     '99
--------------------------------------------------------------------------------
  5.63%  13.15%   9.53%  14.30%  -7.14%  20.17%   4.12%  10.23%   5.20%  -5.50%
================================================================================


IN THE PERIOD SHOWN IN THE CHART, THE HIGHEST QUARTERLY RETURN WAS 8.87% (THE FIRST QUARTER OF 1995) AND THE LOWEST QUARTERLY RETURN WAS -6.48% (THE FIRST QUARTER OF 1994). THE CLASS A RETURN FOR THE YEAR THROUGH MARCH 31, 2000 WAS 3.19%.

AVERAGE ANNUAL TOTAL RETURNS

AS OF DECEMBER 31, 1999 (%)   1 YEAR     5 YEARS    10 YEARS   LIFE OF CLASS(1)
--------------------------------------------------------------------------------
CLASS A SHARES OF
MUNICIPAL BOND FUND           -9.52%      5.60%       6.23%
--------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index                    -2.07%      6.92%       6.89%
--------------------------------------------------------------------------------
Lipper General Municipal
Debt Funds Universe Average   -4.16%      6.06%       6.14%
--------------------------------------------------------------------------------
CLASS B SHARES OF
MUNICIPAL BOND FUND                                              -6.88%
--------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index                    -2.07%      6.92%       6.89%       0.30%
--------------------------------------------------------------------------------
Lipper General Municipal
Debt Funds Universe Average   -4.16%      6.06%       6.14%      -0.03%
--------------------------------------------------------------------------------
CLASS C SHARES OF
MUNICIPAL BOND FUND                                              -3.05%
--------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index                    -2.07%      6.92%       6.89%       0.30%
--------------------------------------------------------------------------------
Lipper General Municipal
Debt Funds Universe Average   -4.16%      6.06%       6.14%      -0.03%
--------------------------------------------------------------------------------
CLASS Y SHARES OF
MUNICIPAL BOND FUND           -5.42%                             -5.41%
--------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index                    -2.07%      6.92%       6.89%      -2.07%
--------------------------------------------------------------------------------
Lipper General Municipal
Debt Funds Universe Average   -4.16%      6.06%       6.14%      -4.63%
================================================================================

THE INDEX SHOWN IS A BROAD-BASED, SECURITIES MARKET INDEX THAT IS UNMANAGED. THE LIPPER AVERAGE IS A COMPOSITE OF MUTUAL FUNDS WITH GOALS SIMILAR TO THE GOAL OF THE FUND.

(1) SINCE OCTOBER 5, 1999 FOR CLASS B SHARES, OCTOBER 7, 1999 FOR CLASS C SHARES AND DECEMBER 30, 1998 FOR CLASS Y SHARES. BECAUSE EACH CLASS COMMENCED OPERATIONS ON A DATE OTHER THAN AT THE END OF A MONTH, AND PARTIAL MONTH CALCULATIONS OF THE PERFORMANCE OF THE ABOVE INDEX (INCLUDING INCOME) ARE NOT AVAILABLE, INDEX PERFORMANCE IS CALCULATED FROM OCTOBER 31, 1999, OCTOBER 31, 1999 AND DECEMBER 31, 1998, RESPECTIVELY.

[GRAPHIC]
--------------------------------------------------------------------------------
FEES AND EXPENSES

MUNICIPAL BOND FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES

(FEES PAID DIRECTLY FROM      CLASS A     CLASS B     CLASS C    CLASS Y
YOUR INVESTMENT)              SHARES      SHARES      SHARES     SHARES
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) IMPOSED ON
PURCHASES (AS A PERCENTAGE
OF OFFERING PRICE)             4.25%       None        None       None
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD)(1) (AS A
PERCENTAGE OF LESSER OF
AMOUNT INVESTED OR
REDEMPTION VALUE)             None(2)       5%          1%        None
================================================================================

ANNUAL FUND OPERATING EXPENSES(3)

(EXPENSES THAT ARE DEDUCTED   CLASS A     CLASS B     CLASS C    CLASS Y
FROM FUND ASSETS)             SHARES      SHARES      SHARES     SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEES                0.51%       0.51%       0.51%      0.51%
--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE
(12b-1) FEES                   0.23%       1.00%       1.00%      None
--------------------------------------------------------------------------------
OTHER EXPENSES                 0.11%       0.11%       0.11%      0.24%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES             0.85%       1.62%       1.62%      0.75%
================================================================================

(1) THE CDSC, WHICH IS IMPOSED ON THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS B SHARES, DECLINES FROM 5% FOR REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE, TO 4% FOR REDEMPTIONS MADE WITHIN THE SECOND YEAR, TO 3% FOR REDEMPTIONS MADE WITHIN THE THIRD AND FOURTH YEARS, TO 2% FOR REDEMPTIONS MADE WITHIN THE FIFTH YEAR, TO 1% FOR REDEMPTIONS MADE WITHIN THE SIXTH YEAR AND TO 0% FOR REDEMPTIONS MADE AFTER THE SIXTH YEAR. FOR CLASS C SHARES, A 1% CDSC APPLIES TO THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS C SHARES REDEEMED WITHIN TWELVE MONTHS AFTER PURCHASE. SOLELY FOR PURPOSES OF DETERMINING THE NUMBER OF MONTHS OR YEARS FROM THE TIME OF ANY PAYMENT FOR THE PURCHASE OF SHARES, ALL PAYMENTS DURING A MONTH ARE TOTALED AND DEEMED TO HAVE BEEN MADE ON THE FIRST DAY OF THE MONTH.


(2) A 1% CDSC MAY BE IMPOSED ON PURCHASES OF $2 MILLION OR MORE OF CLASS A SHARES THAT ARE REDEEMED WITHIN TWELVE MONTHS OF PURCHASE.

(3) MANAGEMENT FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES HAVE BEEN RESTATED TO REFLECT THE CHANGE IN MANAGEMENT FEES EFFECTIVE JUNE 30, 1999; OTHERWISE, EXPENSE RATIOS ARE BASED ON OTHER FUND-LEVEL EXPENSES FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1999, AND FOR CLASS B AND CLASS C, THE EXPENSES ATTRIBUTABLE TO EACH CLASS THAT ARE ANTICIPATED FOR THE CURRENT YEAR. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

EXAMPLE

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------
IF SHARES ARE REDEEMED
AT END OF PERIOD:             1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class A Shares                 $508       $685        $876       $1,429
--------------------------------------------------------------------------------
Class B Shares                 $565       $811        $981       $1,715(1)
--------------------------------------------------------------------------------
Class C Shares                 $265       $511        $881       $1,922
--------------------------------------------------------------------------------
Class Y Shares                 $ 77       $240        $417       $  930
--------------------------------------------------------------------------------
IF SHARES ARE NOT REDEEMED
AT END OF PERIOD:             1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class A Shares                 $508       $685        $876       $1,429
--------------------------------------------------------------------------------
Class B Shares                 $165       $511        $881       $1,715(1)
--------------------------------------------------------------------------------
Class C Shares                 $165       $511        $881       $1,922
--------------------------------------------------------------------------------
Class Y Shares                 $ 77       $240        $417       $  930
================================================================================


(1) REFLECTS ANNUAL OPERATING EXPENSES OF CLASS A AFTER CONVERSION OF CLASS B SHARES INTO CLASS A SHARES 8 YEARS AFTER THE MONTH IN WHICH THE SHARES WERE PURCHASED.

--------------------------------------------------------------------------------
AN OVERVIEW OF THE FUND

[GRAPHIC]

WADDELL & REED ADVISORS

MUNICIPAL HIGH INCOME FUND

(FORMERLY UNITED MUNICIPAL HIGH INCOME FUND) SEEKS TO PROVIDE A HIGH LEVEL OF INCOME THAT IS NOT SUBJECT TO FEDERAL INCOME TAX.

PRINCIPAL STRATEGY

Municipal High Income Fund seeks to achieve its goal through a diversified portfolio consisting mainly of tax-exempt municipal bonds. These bonds are rated primarily in the lower tier of investment grade (BBB by S&P and Baa by MIS) or lower, including bonds rated below investment grade, junk bonds (rated BB and lower by S&P and Ba and lower by MIS), or, if unrated, judged by WRIMCO to be of similar quality.

"Municipal bonds" mean obligations the interest on which is not includable in gross income for Federal income tax purposes. The Fund diversifies its holdings among two main types of municipal bonds:

- general obligation bonds, which are backed by the full faith, credit and taxing power of the governmental authority, and

- revenue bonds, which are payable only from specific sources, such as the revenue from a particular facility or a special tax. Revenue bonds, IDBs and PABs finance privately operated facilities.

WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include:

- the security's current coupon;

- the maturity of the security;

- the relative value of the security;

- the creditworthiness of the particular issuer or of the private company involved; and

- the structure of the security, including whether it has a put or a call feature.

In general, in determining whether to sell a security, WRIMCO uses the same type of analysis that is used in buying securities in order to determine whether the security continues to be a desired investment for the Fund. As well, WRIMCO may sell a security to take advantage of more attractive investment opportunities or to raise cash.

The Fund may invest significantly in IDBs and PABs in general, revenue bonds payable from similar projects and municipal bonds of issuers located in the same geographic area.

The Fund typically invests in municipal bonds with remaining maturities of 10 to 30 years.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Because Municipal High Income Fund owns different types of securities, a variety of factors can affect its investment performance, such as:

- an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline;

- the credit quality of the issuers whose securities the Fund owns or of the private companies involved in IDB or PAB financed projects;

- changes in the maturities of bonds owned by the Fund;

- prepayment of asset-backed securities or other higher-yielding bonds held by the Fund ("prepayment risk");

- the local economic, political or regulatory environment affecting bonds owned by the Fund;

- failure of a bond's interest to qualify as tax-exempt;

- legislation affecting the tax status of municipal bond interest;

- adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and

- WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund's portfolio.

A significant portion of the Fund's municipal bond interest may subject investors to the AMT; this would have the effect of reducing the Fund's return to any such investor.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

Municipal High Income Fund is designed for investors seeking current income that is primarily free from Federal income tax and that is higher than is normally available with securities in the higher-rated categories, through a highly diversified portfolio. The Fund is not suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

[GRAPHIC]
--------------------------------------------------------------------------------
PERFORMANCE

MUNICIPAL HIGH INCOME FUND

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

- The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

- The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

- The performance table shows average annual total returns for each class and compares them to the market indicators listed.

- The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

[CHART]

CHART OF YEAR-BY-YEAR RETURNS
AS OF DECEMBER 31, EACH YEAR (%)

  '90     '91     '92     '93     '94     '95     '96     '97     '98     '99
--------------------------------------------------------------------------------
  7.19%  11.67%  10.15%  13.19%  -3.12%  16.74%   6.90%  11.77%   6.82%  -5.20%
================================================================================

IN THE PERIOD SHOWN IN THE CHART, THE HIGHEST QUARTERLY RETURN WAS 8.48% (THE FOURTH QUARTER OF 1998) AND THE LOWEST QUARTERLY RETURN WAS -3.93% (THE FIRST QUARTER OF 1994). THE CLASS A RETURN FOR THE YEAR THROUGH MARCH 31, 2000 WAS 1.44%.

AVERAGE ANNUAL TOTAL RETURNS

AS OF DECEMBER 31, 1999 (%)   1 YEAR     5 YEARS    10 YEARS   LIFE OF CLASS(1)
--------------------------------------------------------------------------------
CLASS A SHARES OF
MUNICIPAL HIGH INCOME FUND     -9.22%     6.23%       6.96%
--------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index                     -2.07%     6.92%       6.89%
--------------------------------------------------------------------------------
Lipper High Yield Municipal
Bond Funds Universe Average    -4.16%     6.06%       6.14%
--------------------------------------------------------------------------------
CLASS B SHARES OF
MUNICIPAL HIGH INCOME FUND                                       -7.84%
--------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index                     -2.07%     6.92%       6.89%       0.30%
--------------------------------------------------------------------------------
Lipper High Yield Municipal
Bond Funds Universe Average    -4.16%     6.06%       6.14%      -0.79%
--------------------------------------------------------------------------------
CLASS C SHARES OF
MUNICIPAL HIGH INCOME FUND                                       -4.06%
--------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index                     -2.07%     6.92%       6.89%       0.30%
--------------------------------------------------------------------------------
Lipper High Yield Municipal
Bond Funds Universe Average    -4.16%     6.06%       6.14%      -0.79%
--------------------------------------------------------------------------------
CLASS Y SHARES OF
MUNICIPAL HIGH INCOME FUND     -5.00%                            -4.46%
--------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index                     -2.07%     6.92%       6.89%      -2.07%
--------------------------------------------------------------------------------
Lipper High Yield Municipal
Bond Funds Universe Average    -4.16%     6.06%       6.14%      -4.16%
================================================================================

THE INDEX SHOWN IS A BROAD-BASED, SECURITIES MARKET INDEX THAT IS UNMANAGED. THE LIPPER AVERAGE IS A COMPOSITE OF MUTUAL FUNDS WITH GOALS SIMILAR TO THE GOAL OF THE FUND.

(1) SINCE OCTOBER 5, 1999 FOR CLASS B SHARES, OCTOBER 7, 1999 FOR CLASS C SHARES AND DECEMBER 30, 1998 FOR CLASS Y SHARES. BECAUSE EACH CLASS COMMENCED OPERATIONS ON A DATE OTHER THAN AT THE END OF A MONTH, AND PARTIAL MONTH CALCULATIONS OF THE PERFORMANCE OF THE ABOVE INDEX (INCLUDING INCOME) ARE NOT AVAILABLE, INDEX PERFORMANCE IS CALCULATED FROM OCTOBER 31, 1999, OCTOBER 31, 1999 AND DECEMBER 31, 1998, RESPECTIVELY.

[GRAPHIC]
--------------------------------------------------------------------------------
FEES AND EXPENSES

MUNICIPAL HIGH INCOME FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES

(FEES PAID DIRECTLY FROM      CLASS A    CLASS B     CLASS C    CLASS Y
YOUR INVESTMENT)              SHARES     SHARES      SHARES     SHARES
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) IMPOSED ON
PURCHASES (AS A PERCENTAGE
OF OFFERING PRICE)             4.25%      None        None        None
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD)(1) (AS A
PERCENTAGE OF LESSER OF
AMOUNT INVESTED OR
REDEMPTION VALUE)             None(2)      5%          1%         None
================================================================================

ANNUAL FUND OPERATING EXPENSES(3)

(EXPENSES THAT ARE DEDUCTED   CLASS A    CLASS B     CLASS C    CLASS Y
FROM FUND ASSETS)             SHARES     SHARES      SHARES     SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEES                0.52%      0.52%       0.52%       0.52%
--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE
(12b-1) FEES                   0.23%      1.00%       1.00%       None
--------------------------------------------------------------------------------
OTHER EXPENSES                 0.14%      0.14%       0.14%       0.30%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES             0.89%      1.66%       1.66%       0.82%
================================================================================

(1) THE CDSC, WHICH IS IMPOSED ON THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS B SHARES, DECLINES FROM 5% FOR REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE, TO 4% FOR REDEMPTIONS MADE WITHIN THE SECOND YEAR, TO 3% FOR REDEMPTIONS MADE WITHIN THE THIRD AND FOURTH YEARS, TO 2% FOR REDEMPTIONS MADE WITHIN THE FIFTH YEAR, TO 1% FOR REDEMPTIONS MADE WITHIN THE SIXTH YEAR AND TO 0% FOR REDEMPTIONS MADE AFTER THE SIXTH YEAR. FOR CLASS C SHARES, A 1% CDSC APPLIES TO THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS C SHARES REDEEMED WITHIN TWELVE MONTHS AFTER PURCHASE. SOLELY FOR PURPOSES OF DETERMINING THE NUMBER OF MONTHS OR YEARS FROM THE TIME OF ANY PAYMENT FOR THE PURCHASE OF SHARES, ALL PAYMENTS DURING A MONTH ARE TOTALED AND DEEMED TO HAVE BEEN MADE ON THE FIRST DAY OF THE MONTH.


(2) A 1% CDSC MAY BE IMPOSED ON PURCHASES OF $2 MILLION OR MORE OF CLASS A SHARES THAT ARE REDEEMED WITHIN TWELVE MONTHS OF PURCHASE.

(3) MANAGEMENT FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES HAVE BEEN RESTATED TO REFLECT THE CHANGE IN MANAGEMENT FEES EFFECTIVE JUNE 30, 1999; OTHERWISE, EXPENSE RATIOS ARE BASED ON OTHER FUND-LEVEL EXPENSES FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1999, AND FOR CLASS B AND CLASS C, THE EXPENSES ATTRIBUTABLE TO EACH CLASS THAT ARE ANTICIPATED FOR THE CURRENT YEAR. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

EXAMPLE

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------
IF SHARES ARE REDEEMED
AT END OF PERIOD:             1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class A Shares                 $512       $697       $  897      $1,474
--------------------------------------------------------------------------------
Class B Shares                 $569       $823       $1,002      $1,759(1)
--------------------------------------------------------------------------------
Class C Shares                 $269       $523       $  902      $1,965
--------------------------------------------------------------------------------
Class Y Shares                 $ 84       $262       $  455      $1,014

--------------------------------------------------------------------------------
IF SHARES ARE NOT REDEEMED
AT END OF PERIOD:             1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class A Shares                 $512       $697       $  897      $1,474
--------------------------------------------------------------------------------
Class B Shares                 $169       $523       $  902      $1,759(1)
--------------------------------------------------------------------------------
Class C Shares                 $169       $523       $  902      $1,965
--------------------------------------------------------------------------------
Class Y Shares                 $ 84       $262       $  455      $1,014
================================================================================


(1) REFLECTS ANNUAL OPERATING EXPENSES OF CLASS A AFTER CONVERSION OF CLASS B SHARES INTO CLASS A SHARES 8 YEARS AFTER THE MONTH IN WHICH THE SHARES WERE PURCHASED.

--------------------------------------------------------------------------------
AN OVERVIEW OF THE FUND

[GRAPHIC]

WADDELL & REED ADVISORS

CASH MANAGEMENT

(FORMERLY UNITED CASH MANAGEMENT) SEEKS MAXIMUM CURRENT INCOME CONSISTENT WITH STABILITY OF PRINCIPAL.

PRINCIPAL STRATEGIES

Cash Management seeks to achieve its goal by investing in U.S. dollar-denominated, high-quality money market obligations and instruments. High quality indicates that the securities will be rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by MIS, or if unrated, will be of comparable quality as determined by WRIMCO. The Fund seeks, as well, to maintain a net asset value ("NAV") of $1.00 per share. The Fund maintains a dollar-weighted average maturity of 90 days or less, and the Fund invests only in securities with a remaining maturity of not more than 397 calendar days.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Because Cash Management owns different types of money market obligations and instruments, a variety of factors can affect its investment performance, such as:

- an increase in interest rates, which can cause the value of the Fund's holdings, especially securities with longer maturities, to decline;

- the credit quality and other conditions of the issuers whose securities the Fund holds;

- adverse bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and

- WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

WHO MAY WANT TO INVEST

Cash Management is designed for investors who are risk-averse and seek to preserve principal while earning current income and saving for short-term needs. You should consider whether the Fund fits your particular investment objectives.

[GRAPHIC]
--------------------------------------------------------------------------------
PERFORMANCE

CASH MANAGEMENT

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for the periods shown.

- The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

- The performance table shows average annual total returns for each Class.

- The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

[CHART]

CHART OF YEAR-BY-YEAR RETURNS
AS OF DECEMBER 31, EACH YEAR (%)

  '90     '91     '92     '93     '94     '95     '96     '97     '98     '99
--------------------------------------------------------------------------------
  7.77%   5.65%   3.16%   2.38%   3.47%   5.30%   4.74%   4.91%   4.97%   4.61%
================================================================================


IN THE PERIOD SHOWN IN THE CHART, THE HIGHEST QUARTERLY RETURN WAS 1.93% (THE SECOND QUARTER OF 1990) AND THE LOWEST QUARTERLY RETURN WAS 0.54% (THE FIRST QUARTER OF 1994). AS OF DECEMBER 31, 1999, THE 7-DAY YIELD WAS EQUAL TO 5.35%. YIELDS ARE COMPILED BY ANNUALIZING THE AVERAGE DAILY DIVIDEND PER SHARE DURING THE TIME PERIOD FOR WHICH THE YIELD IS PRESENTED.


AVERAGE ANNUAL TOTAL RETURNS

AS OF DECEMBER 31, 1999 (%)    1 YEAR     5 YEARS     10 YEARS  LIFE OF CLASS(1)
--------------------------------------------------------------------------------
CLASS A SHARES OF THE FUND      4.61%       4.91%       4.69%
--------------------------------------------------------------------------------
CLASS B SHARES OF THE FUND                                         -3.79%
--------------------------------------------------------------------------------
CLASS C SHARES OF THE FUND                                          0.20%
================================================================================


(1) SINCE SEPTEMBER 9, 1999 FOR CLASS B SHARES AND SEPTEMBER 9, 1999 FOR CLASS C SHARES.

[GRAPHIC]
--------------------------------------------------------------------------------
FEES AND EXPENSES

CASH MANAGEMENT

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
-------------------------------------------------------------------------------
(FEES PAID DIRECTLY FROM                 CLASS A     CLASS B    CLASS C
YOUR INVESTMENT)                         SHARES      SHARES     SHARES
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) IMPOSED ON
PURCHASES (AS A PERCENTAGE
OF OFFERING PRICE)                        None        None       None
--------------------------------------------------------------------------------
MAXIMUM DEFERRED
SALES CHARGE (LOAD)(1)
(AS A PERCENTAGE OF LESSER
OF AMOUNT INVESTED OR
REDEMPTION VALUE)                         None          5%         1%
================================================================================

ANNUAL FUND OPERATING EXPENSES(2)
--------------------------------------------------------------------------------
(EXPENSES THAT ARE DEDUCTED              CLASS A     CLASS B    CLASS C
FROM FUND ASSETS)                        SHARES      SHARES     SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEES                           0.40%       0.40%      0.40%
--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE
(12b-1) FEES                              None        1.00%      1.00%
--------------------------------------------------------------------------------
OTHER EXPENSES                            0.44%       0.44%      0.44%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                        0.84%       1.84%      1.84%
================================================================================


(1) THE CDSC, WHICH IS IMPOSED ON THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS B SHARES, DECLINES FROM 5% FOR REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE, TO 4% FOR REDEMPTIONS MADE WITHIN THE SECOND YEAR, TO 3% FOR REDEMPTIONS MADE WITHIN THE THIRD AND FOURTH YEARS, TO 2% FOR REDEMPTIONS MADE WITHIN THE FIFTH YEAR, TO 1% FOR REDEMPTIONS MADE WITHIN THE SIXTH YEAR AND TO 0% FOR REDEMPTIONS MADE AFTER THE SIXTH YEAR. FOR CLASS C SHARES, A 1% CDSC APPLIES TO THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS C SHARES REDEEMED WITHIN TWELVE MONTHS AFTER PURCHASE. SOLELY FOR PURPOSES OF DETERMINING THE NUMBER OF MONTHS OR YEARS FROM THE TIME OF ANY PAYMENT FOR THE PURCHASE OF SHARES, ALL PAYMENTS DURING A MONTH ARE TOTALED AND DEEMED TO HAVE BEEN MADE ON THE FIRST DAY OF THE MONTH.


(2) MANAGEMENT FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES HAVE BEEN RESTATED TO REFLECT THE CHANGE IN MANAGEMENT FEES EFFECTIVE JUNE 30, 1999; OTHERWISE, EXPENSE RATIOS ARE BASED ON OTHER FUND-LEVEL EXPENSES OF THE FUND FOR THE FISCAL YEAR ENDED JUNE 30, 1999 AND FOR CLASS B AND CLASS C, THE EXPENSES ATTRIBUTABLE TO EACH CLASS THAT ARE ANTICIPATED FOR THE CURRENT YEAR. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

EXAMPLE

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B or Class C shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


--------------------------------------------------------------------------------
IF SHARES ARE REDEEMED
AT END OF PERIOD:             1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class A Shares                 $ 86       $268       $  466      $1,037
--------------------------------------------------------------------------------
Class B Shares                 $587       $879       $1,095      $1,894(1)
--------------------------------------------------------------------------------
Class C Shares                 $287       $579       $  995      $2,159

--------------------------------------------------------------------------------
IF SHARES ARE NOT REDEEMED
AT END OF PERIOD:             1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class A Shares                 $ 86       $268        $466       $1,037
--------------------------------------------------------------------------------
Class B Shares                 $187       $579        $995       $1,894(1)
--------------------------------------------------------------------------------
Class C Shares                 $187       $579        $995       $2,159
================================================================================


(1) REFLECTS ANNUAL OPERATING EXPENSES OF CLASS A AFTER CONVERSION OF CLASS B SHARES INTO CLASS A SHARES 8 YEARS AFTER THE MONTH IN WHICH THE SHARES WERE PURCHASED.

[GRAPHIC]
--------------------------------------------------------------------------------
THE INVESTMENT PRINCIPLES OF THE FUNDS

INVESTMENT GOALS, PRINCIPAL STRATEGIES AND OTHER INVESTMENTS

WADDELL & REED ADVISORS BOND FUND


The goal of the Fund is a reasonable return with emphasis on preservation of capital. The Fund seeks to achieve this goal by investing primarily in a diversified portfolio of debt securities of any quality, and to a lesser extent, in non-investment grade securities, convertible securities and debt securities with warrants attached. The Fund may use various techniques (e.g., investing in put bonds) to manage the duration of its holdings. As a result, as interest rates rise, the duration, or price sensitivity to rising interest rates, of the Fund's holdings will typically decline. There is no guarantee that the Fund will achieve its goal.

The Fund limits its acquisition of securities so that at least 90% of its total assets will consist of debt securities. These debt securities primarily include corporate bonds, mostly of investment grade, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

The Fund may invest in junk bonds, which are more susceptible to the risk of non-payment or default, and their prices may be more volatile than higher-rated bonds.


As well, the Fund may invest in foreign securities, which present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.


When WRIMCO believes that a defensive position is desirable, due to present or anticipated market or economic conditions, WRIMCO may take a number of actions. It may sell longer-term bonds and buy shorter-term bonds or money market instruments with the sales proceeds.

By taking a temporary defensive position, the Fund may not achieve its investment objective.

WADDELL & REED ADVISORS GOVERNMENT SECURITIES FUND

The goal of the Fund is high current income consistent with safety of principal. The Fund seeks to achieve its goal by investing exclusively in a diversified portfolio of U.S. Government securities. U.S. Government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. There is no guarantee that the Fund will achieve its goal.

Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. Government to purchase the agency's obligations, while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. The Fund may invest a significant portion of its assets in mortgage-backed securities guaranteed by the U.S. Government or one of its agencies or instrumentalities. The Fund invests in securities of agencies or instrumentalities only when WRIMCO is satisfied that the credit risk is acceptable.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that is used in buying securities of that type. For example, WRIMCO may sell a security if it believes the security no longer provides significant income potential or if the safety of the principal is weakened. As well, WRIMCO may sell a security to take advantage of more attractive investment opportunities or to raise cash.


When WRIMCO believes that a temporary defensive position is desirable, the Fund may increase its investments in U.S. Treasury securities and/or increase its cash position. By taking a temporary defensive position, the Fund may not achieve its investment objective.


WADDELL & REED ADVISORS HIGH INCOME FUND


WADDELL & REED ADVISORS HIGH INCOME FUND II

The primary goal of the Funds is to earn a high level of current income. As a secondary goal, the Funds seek capital growth when consistent with the primary goal. The Funds seek to achieve these goals by investing primarily in a diversified portfolio of high-yield, high-risk, fixed income securities, the risks of which are, in the judgment of WRIMCO, consistent with the Funds' goals. There is no guarantee that the Funds will achieve their goals.

The Funds primarily own debt securities; however, each Fund may also own, to a lesser degree, preferred stock, common stock and convertible securities. In general, the high income that the Funds seek is paid by debt securities in the lower rating categories of the established rating services or unrated securities that are determined by WRIMCO to be of comparable quality; these are securities rated BB or lower by S&P, or Ba or lower by MIS. Lower-quality debt securities, which include junk bonds, are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.

The Funds will each normally invest at least 80% of their respective total assets to seek a high level of current income. The Funds each limit their acquisition of common stock so that no more than 20% of each Fund's total assets will consist of common stock and no more than 10% of each Fund's total assets will consist of non-dividend-paying common stock.

The Funds may invest an unlimited amount of their assets in foreign securities. At this time, however, the Funds intend to invest in foreign securities to a limited extent.

When WRIMCO believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions, WRIMCO may take any one or more of the following steps with respect to the assets in each Fund's portfolio:

-    shorten the average maturity of the Fund's debt holdings;

- hold cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit) in varying amounts designed for defensive purposes; and/or

-    emphasize high-grade debt securities.

By taking a temporary defensive position in any one or more of these manners, the Funds may not achieve their investment objectives.

WADDELL & REED ADVISORS MUNICIPAL BOND FUND

The goal of the Fund is to provide income that is not subject to Federal income tax. The Fund seeks to achieve this goal by investing principally in a diversified portfolio of municipal bonds. There is no guarantee that the Fund will achieve its goal.

As used in this Prospectus, "municipal bonds" mean obligations the interest on which is not includable in gross income for Federal income tax purposes. The Fund and WRIMCO rely on the opinion of bond counsel for the issuer in determining whether obligations are municipal bonds.The Fund anticipates that not more than 40% of the dividends it will pay to shareholders will be treated as a tax preference item for AMT purposes.

Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main types of municipal bonds are general obligation bonds and revenue bonds. For general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or a special tax or other revenue source. IDBs and PABs are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. The Fund may invest more than 25% of its total assets in IDBs.

Other municipal obligations include lease obligations of municipal authorities or entities and participations in these obligations.

At least 80% of the Fund's net assets will be invested, during normal market conditions, in municipal bonds of investment grade.

The Fund may invest up to 10% of its total assets in taxable debt securities other than municipal bonds. These must be either:

-    U.S. Government securities;

-    obligations of domestic banks and certain savings and loan associations;

-    commercial paper rated at least A by S&P or MIS; and/or

-    any of the foregoing obligations subject to repurchase agreements.

Subject to its policies regarding the amount of Fund assets invested in municipal bonds and taxable debt securities, the Fund may invest in other types of securities and use certain other instruments in seeking to achieve the Fund's goal. For example, the Fund may invest, to a lesser extent, in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Income from taxable obligations, repurchase agreements and derivative instruments will be subject to Federal income tax. At this time, the Fund has limited exposure to futures contracts and similar derivative instruments. The Fund does, and may in the future, hold a significant portion of its assets in municipal bonds for which the applicable interest rate formula varies inversely with prevailing interest rates or otherwise may expose the bond to greater sensitivity to interest rate changes.

When WRIMCO believes that a temporary defensive position is desirable, it may take certain steps with respect to up to all of the Fund's assets, including any one or more of the following:

-    shorten the average maturity of the Fund's portfolio;

-    hold taxable obligations, subject to the limitations stated above;

- emphasize debt securities of a higher quality than those the Fund would ordinarily hold; or

- hedge exposure to interest rate risk by investing in futures contracts and options on futures contracts.

By taking a temporary defensive position, the Fund may not achieve its investment objective.

WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND


The goal of the Fund is to provide a high level of income that is not subject to Federal income tax. The Fund seeks to achieve this goal by investing in medium and lower-quality municipal bonds that provide higher yields than bonds of higher quality. The Fund anticipates that not more than 40% of the dividends it will pay to shareholders will be treated as a tax preference item for AMT purposes. There is no guarantee that the Fund will achieve its goal.


Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main types of municipal bonds are general obligation bonds and revenue bonds. For general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or a special tax or other revenue sources. IDBs and PABs are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. Other municipal obligations include lease obligations of municipal authorities or entities and participations in these obligations.

Under normal market conditions, the Fund will:

-    invest substantially in bonds with remaining maturities of 10 to 30 years;

-    invest at least 80% of its total assets in municipal bonds; and

- invest at least 75% of its total assets in medium and lower-quality municipal bonds, which are bonds rated BBB through D by S&P, or Baa through C by MIS, or, if unrated, are determined by WRIMCO to be of comparable quality.

The Fund may invest in higher-quality municipal bonds, and invest less than 75% of its total assets in medium and lower-quality municipal bonds, at times when yield spreads are narrow and the higher yields do not justify the increased risk; and/or when, in the opinion of WRIMCO, there is a lack of medium and lower-quality securities in which to invest.

The Fund may invest 25% or more of its total assets in IDBs and PABs, in securities the payment of principal and interest on which is derived from revenue of similar projects, or in municipal bonds of issuers located in the same geographic area. The Fund will not, however, have more than 25% of its total assets in IDBs and PABs issued for any one industry or in any one state.

During normal market conditions, the Fund may invest up to 20% of its total assets in a combination of taxable obligations and in options, futures contracts and other taxable derivative instruments. The taxable obligations must be either:

-    U.S. Government securities;

-    obligations of domestic banks and certain savings and loan associations;

-    commercial paper rated at least A by S&P or MIS; and/or

-    any of the foregoing obligations subject to repurchase agreements.

The Fund may invest in certain derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Income from taxable obligations and certain derivative instruments will be subject to Federal income tax. At this time, the Fund has limited exposure to derivative instruments.

At times WRIMCO may believe that a full or partial defensive position is desirable, temporarily, due to present or anticipated market or economic conditions that are affecting or could affect the values of municipal bonds. During such periods, the Fund may invest up to all of its assets in taxable obligations, which would result in a higher proportion of the Fund's income (and thus its dividends) being subject to Federal income tax. By taking a temporary defensive position, the Fund may not achieve its investment objective.

WADDELL & REED ADVISORS CASH MANAGEMENT


The goal of the Fund is maximum current income consistent with stability of principal. The Fund seeks to achieve its goal by investing in a diversified portfolio of high-quality money market instruments in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). There is no guarantee that the Fund will achieve its goal.


The Fund invests only in the following U.S. dollar-denominated money market obligations and instruments:


- U.S. government obligations (including obligations of U.S. government agencies and instrumentalities);


- bank obligations and instruments secured by bank obligations, such as letters of credit;


-    commercial paper;


-    corporate debt obligations, including variable amount master demand notes;


-    Canadian government obligations; and


- certain other obligations (including municipal obligations) guaranteed as to principal and interest by a bank in whose obligations the Fund may invest or a corporation in whose commercial paper the Fund may invest.


The Fund only invests in bank obligations if they are obligations of a bank subject to regulation by the U.S. Government (including foreign branches of these banks) or obligations of a foreign bank having total assets of at least $500 million, and instruments secured by any such obligation.


WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include:


-    the credit quality of the particular issuer or guarantor of the security;


-    the maturity of the security; and


-    the relative value of the security.


Generally, in determining whether to sell a security, WRIMCO uses the same analysis that it uses in buying securities to determine if the security no longer offers adequate return or does not comply with Rule 2a-7. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.


You will find more information in the Statement of Additional Information ("SAI") about the Fund's valuation procedures.


ALL FUNDS

Each Fund may also invest in and use other types of instruments in seeking to achieve its goal(s). For example, each Fund is permitted to invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured.

You will find more information about each Fund's permitted investments and strategies, as well as the restrictions that apply to them, in its SAI.

RISK CONSIDERATIONS OF PRINCIPAL STRATEGIES AND OTHER INVESTMENTS

Risks exist in any investment. Each Fund is subject to market risk, financial risk and prepayment risk.


- Market risk is the possibility of a change in the price of the security because of market factors including changes in interest rates. Bonds with longer maturities are more interest-rate sensitive. For example, if interest rates increase, the value of a bond with a longer maturity is more likely to decrease. Because of market risk, the share price of the Fund (other than Cash Management) will likely change as well.

- Financial risk is based on the financial situation of the issuer of the security. To the extent a Fund invests in debt securities, the Fund's financial risk depends on the credit quality of the underlying securities in which it invests. For an equity investment, a Fund's financial risk may depend, for example, on the earnings performance of the company issuing the stock.

- Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid before its expected maturity date.

Certain types of each Fund's authorized investments and strategies, such as derivative instruments, involve special risks. Lower-quality debt securities are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty. Foreign securities and foreign currencies may involve risks relating to currency fluctuations, political or economic conditions in the foreign country, and the potentially less stringent investor protection and disclosure standards of foreign markets. These factors could make foreign investments, especially those in developing countries, more volatile.

For IDBs and PABs, their credit quality is generally dependent on the credit standing of the company involved. To the extent that Municipal Bond Fund or Municipal High Income Fund invests in municipal bonds the payment of principal and interest on which is derived from revenue of similar projects, or in municipal bonds of issuers located in the same geographic area, each Fund may be more susceptible to the risks associated with economic, political or regulatory occurrences that might adversely affect particular projects or areas. Currently, Municipal High Income Fund invests a significant portion of its assets in IDBs and PABs associated with healthcare-oriented projects. The risks particular to these types of projects are construction risk and occupancy risk. You will find more information in the SAI about the types of projects in which each Fund may invest from time to time and a discussion of the risks associated with such projects.

Because each Fund owns different types of investments, its performance will be affected by a variety of factors. The value of a Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments.

[GRAPHIC]
--------------------------------------------------------------------------------
YOUR ACCOUNT

CHOOSING A SHARE CLASS

Each Fund offers four classes of shares: Class A, Class B, Class C and Class Y (except Cash Management does not offer Class Y). Each class has its own sales charge, if any, and expense structure. The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. Class B and Class C shares are not available for investments of $2 million or more. If you are investing a lesser amount, you may want to consider Class B shares (if investing for at least seven years) or Class C shares (if investing for less than seven years). Class Y shares are designed for institutional investors and others investing through certain intermediaries, as described below.

Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in a Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.

GENERAL COMPARISON OF CLASS A, CLASS B AND CLASS C SHARES


        CLASS A                CLASS B                     CLASS C
--------------------------------------------------------------------------------
- Initial sales charge   - No initial sales charge     - No initial sales charge
--------------------------------------------------------------------------------

- No deferred sales      - Deferred sales charge on    - A 1% deferred sales
  charge(1)                shares you sell within six    charge on shares you
                           years after purchase          sell within twelve
                                                         months after
                                                         purchase
--------------------------------------------------------------------------------
- Maximum distribution   - Maximum distribution and    - Maximum distribution
  and service (12b-1)      service (12b-1)               and service (12b-1)
  fees of 0.25%            fees of 1.00%                 fees of 1.00%
--------------------------------------------------------------------------------
- For an investment of   - Converts to Class A shares  - Does not convert to
  $2 million or more,      8 years after the month in    Class A shares, so
  only Class A  shares     which the shares were         annual expenses do
  are available            purchased, thus reducing      not decrease
                           future annual expenses
--------------------------------------------------------------------------------
                         - For an investment of
                           $300,000 or more,
                           your financial advisor
                           typically will recommend
                           purchase of Class A shares
                           due to a reduced sales
                           charge and lower annual
                           expenses
===============================================================================


(1)A 1% CDSC MAY APPLY TO PURCHASES OF $2 MILLION OR MORE OF CLASS A SHARES THAT ARE REDEEMED WITHIN TWELVE MONTHS OF PURCHASE.

GENERAL COMPARISON OF CLASS A, CLASS B AND CLASS C SHARES
CASH MANAGEMENT


       CLASS A                CLASS B                     CLASS C
--------------------------------------------------------------------------------

No initial sales charge  No initial sales charge     No initial sales charge
--------------------------------------------------------------------------------

Funds Plus Service       Funds Plus Service          Funds Plus Service
optional                 required for                required for
                         direct investment           direct investment
--------------------------------------------------------------------------------
                         Deferred sales charge       A 1% deferred sales
                         on shares you sell          charge on shares
                         within six years            you sell within
                                                     twelve months
--------------------------------------------------------------------------------
No distribution and      Maximum distribution        Maximum distribution
service (12b-1) fees     and service (12b-1) fees    and service (12b-1)
                         of 1.00%                    fees of 1.00%
--------------------------------------------------------------------------------
For an investment of     Converts to Class A shares  Does not convert to
$2,000,000 or more       8 years after the month     Class A shares, so
only Class A shares      in which the shares were    annual expenses
are available            purchased, thus reducing    do not decrease
                         future annual expenses
===============================================================================


Effective June 30, 2000, Cash Management Waddell & Reed Money Market C shares are closed to all investments other than re-invested dividends.

EACH FUND HAS ADOPTED A DISTRIBUTION AND SERVICE PLAN ("Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for each of its Class A, Class B and Class C shares other than Cash Management Class A. Under the Class A Plan, each Fund may pay Waddell & Reed, Inc. a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Class A shares. This fee is to reimburse Waddell & Reed, Inc. for the amounts it spends for distributing the Fund's Class A shares, providing service to Class A shareholders and/or maintaining Class A shareholder accounts. Under the Class B Plan and the Class C Plan, each Fund may pay Waddell & Reed, Inc., on an annual basis, a service fee of up to 0.25% of the average daily net assets of the class to compensate Waddell & Reed, Inc. for providing service to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the class to compensate Waddell & Reed, Inc. for distributing shares of that class. Because a class's fees are paid out of the assets of that class on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CLASS A SHARES are subject to an initial sales charge when you buy them (other than Cash Management), based on the amount of your investment, according to the tables below. Class A shares pay an annual 12b-1 fee of up to 0.25% of average Class A net assets. The ongoing expenses of this class are lower than those for Class B or Class C shares and higher than those for Class Y shares.

BOND FUND
HIGH INCOME FUND
HIGH INCOME FUND II

  SIZE OF PURCHASE


                                                    SALES CHARGE   REALLOWANCE
                                                    AS APPROX.     TO DEALERS
                                     SALES CHARGE   PERCENT OF     AS PERCENT
                                     AS PERCENT OF    AMOUNT       OF OFFERING
                                    OFFERING PRICE   INVESTED         PRICE
--------------------------------------------------------------------------------
  Under $100,000                          5.75%         6.10%       5.00%
--------------------------------------------------------------------------------

  $100,000 to less than $200,000          4.75          4.99        4.00
--------------------------------------------------------------------------------
  $200,000 to less than $300,000          3.50          3.63        2.80
--------------------------------------------------------------------------------
  $300,000 to less than $500,000          2.50          2.56        2.00
--------------------------------------------------------------------------------
  $500,000 to less than $1,000,000        1.50          1.52        1.20
--------------------------------------------------------------------------------
  $1,000,000 to less than $2,000,000      1.00          1.01        0.75
--------------------------------------------------------------------------------
  $2,000,000 and over                     0.00(1)       0.00(1)     0.50
===============================================================================


(1)NO SALES CHARGE IS PAYABLE AT THE TIME OF PURCHASE ON INVESTMENTS OF $2 MILLION OR MORE, ALTHOUGH FOR SUCH INVESTMENTS A FUND MAY IMPOSE A CDSC OF 1.00% ON CERTAIN REDEMPTIONS MADE WITHIN TWELVE MONTHS OF THE PURCHASE. THE CDSC IS ASSESSED ON AN AMOUNT EQUAL TO THE LESSER OF THE THEN CURRENT MARKET VALUE OR THE COST OF THE SHARES BEING REDEEMED. ACCORDINGLY, NO SALES CHARGE IS IMPOSED ON INCREASES IN NET ASSET VALUE ABOVE THE INITIAL PURCHASE PRICE.

GOVERNMENT SECURITIES FUND

MUNICIPAL BOND FUND
MUNICIPAL HIGH INCOME FUND


  SIZE OF PURCHASE


                                                     SALES CHARGE   REALLOWANCE
                                                     AS APPROX.     TO DEALERS
                                     SALES CHARGE    PERCENT OF     AS PERCENT
                                     AS PERCENT OF     AMOUNT       OF OFFERING
                                    OFFERING PRICE    INVESTED         PRICE
--------------------------------------------------------------------------------

  Under $100,000                          4.25%         4.44%       3.60%
--------------------------------------------------------------------------------

  $100,000 to less than $300,000          3.25          3.36        2.75
--------------------------------------------------------------------------------
  $300,000 to less than $500,000          2.50          2.56        2.00
--------------------------------------------------------------------------------
  $500,000 to less than $1,000,000        1.50          1.52        1.20
--------------------------------------------------------------------------------
  $1,000,000 to less than $2,000,000      1.00          1.01        0.75
--------------------------------------------------------------------------------
  $2,000,000 and over                     0.00(1)       0.00(1)     0.50
===============================================================================


(1)NO SALES CHARGE IS PAYABLE AT THE TIME OF PURCHASE ON INVESTMENTS OF $2 MILLION OR MORE, ALTHOUGH FOR SUCH INVESTMENTS THE FUND MAY IMPOSE A CDSC OF 1.00% ON CERTAIN REDEMPTIONS MADE WITHIN TWELVE MONTHS OF THE PURCHASE. THE CDSC IS ASSESSED ON AN AMOUNT EQUAL TO THE LESSER OF THE THEN CURRENT MARKET VALUE OR THE COST OF THE SHARES BEING REDEEMED. ACCORDINGLY, NO SALES CHARGE IS IMPOSED ON INCREASES IN NET ASSET VALUE ABOVE THE INITIAL PURCHASE PRICE.


Waddell & Reed, Inc. and its affiliates may pay additional compensation from its own resources to securities dealers based upon the value of shares of the Fund owned by the dealer for its own account or for its customers. Waddell & Reed, Inc. may also provide compensation from its own resources to securities dealers with respect to the other shares of the Fund purchased by customers of such dealers without payment of a sales charge.

SALES CHARGE REDUCTIONS AND WAIVERS

LOWER SALES CHARGES ARE AVAILABLE BY:

- Combining additional purchases of Class A shares of any of the funds in the Waddell & Reed Advisors Funds and/or the W&R Funds except shares of Waddell & Reed Advisors Cash Management (formerly United Cash Management) or Class A shares of W&R Funds Money Market Fund unless acquired by exchange for Class A shares on which a sales charge was paid (or as a dividend or distribution on such acquired shares), with the net asset value ("NAV") of Class A shares already held ("Rights of Accumulation");

- Grouping all purchases of Class A shares, except shares of Waddell & Reed Advisors Cash Management or W&R Funds Money Market Fund, made during a thirteen-month period ("Letter of Intent"); and

-  Grouping purchases by certain related persons.

Additional information and applicable forms are available from your financial advisor.

WAIVERS FOR CERTAIN INVESTORS

CLASS A SHARES MAY BE PURCHASED AT NAV BY:

- The Directors and officers of the Fund or of any affiliated entity of Waddell & Reed, Inc., employees of Waddell & Reed, Inc., employees of its affiliates, financial advisors of Waddell & Reed, Inc. and the spouse, children, parents, children's spouses and spouse's parents of each;

-  Certain retirement plans and certain trusts for these persons; and

- Until March 31, 2001, clients of Legend Equities Corporation ("Legend") if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the Waddell & Reed Advisors Funds or W&R Funds and the purchase is made within 60 days of such redemption.

You will find more information in the SAI about sales charge reductions and waivers.

CONTINGENT DEFERRED SALES CHARGE. A CDSC may be assessed against your redemption amount of Class B or Class C shares or certain Class A shares and paid to Waddell & Reed, Inc. (the "Distributor"), as further described below. The purpose of the CDSC is to compensate the Distributor for the costs incurred by it in connection with the sale of the Fund's Class B or Class C shares or with Class A investments of $2 million or more at NAV. The CDSC will not be imposed on shares representing payment of dividends or other distributions or on amounts which represent an increase in the value of a shareholder's account resulting from capital appreciation above the amount paid for the shares purchased during the CDSC period. For Class B, the date of redemption is measured in calendar months from the month of purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. The CDSC is applied to the lesser of amount invested or redemption value.

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a deferred sales charge (including shares which represent appreciation on shares held, reinvested dividends and distributions), and then of shares that represent the lowest sales charge.

Unless instructed otherwise, a Fund, when requested to redeem a specific dollar amount, will redeem additional shares of the applicable class that are equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions.


CLASS B SHARES are not subject to an initial sales charge when you buy them. However, you may pay a CDSC if you sell your Class B shares within six years of their purchase, based on the table below. Class B shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and a distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class B shares, and any dividends and distributions paid on such shares, automatically convert to Class A shares eight years after the end of the month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The Class A shares have lower ongoing expenses.

The Fund will redeem your Class B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the CDSC discussed below.



   CONTINGENT DEFERRED SALES CHARGE
   ON SHARES SOLD WITHIN YEAR               AS % OF AMOUNT SUBJECT TO CHARGE
--------------------------------------------------------------------------------
        1                                                  5.0%
--------------------------------------------------------------------------------
        2                                                  4.0%
--------------------------------------------------------------------------------
        3                                                  3.0%
--------------------------------------------------------------------------------
        4                                                  3.0%
--------------------------------------------------------------------------------
        5                                                  2.0%
--------------------------------------------------------------------------------
        6                                                  1.0%
--------------------------------------------------------------------------------
        7+                                                 0.0%
--------------------------------------------------------------------------------


In the table, a "year" is a 12-month period. In applying the sales charge, all purchases are considered to have been made on the first day of the month in which the purchase was made.


For example, if a shareholder opens an account on July 14, 2000, then redeems all Class B shares on July 12, 2001, the shareholder will pay a CDSC of 4%, the rate applicable to redemptions made within the second year of purchase. All Class B purchases made prior to July 1, 2000, will be automatically accelerated to the revised method of calculating the CDSC. Any purchase made in 1999 will be deemed to have been made on December 1, 1998. Any purchase made from January 1, 2000 to June 30, 2000 will be deemed to have been made on December 1, 1999.


CLASS C SHARES are not subject to an initial sales charge when you buy them, but if you sell your Class C shares within twelve months after purchase, you will pay a 1% CDSC. For purposes of the CDSC, purchases of Class C shares within a month will be considered as being purchased on the first day of the month. Class C shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and a distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class C shares do not convert to any other class.

For Class C shares, the CDSC will be applied to the lesser of amount invested or redemption value of shares that have been held for twelve months or less.

THE CDSC WILL NOT APPLY IN THE FOLLOWING CIRCUMSTANCES:

- redemptions of shares requested within one year of the shareholder's death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to the Distributor.


- redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a qualified retirement plan, a required minimum distribution from an individual retirement account, Keogh plan or custodial account under section 403(b)(7) of the Internal Revenue Code of 1986, as amended ("Code"), a tax-free return of an excess contribution, or that otherwise results from the death or disability of the employee, as well as in connection with redemptions by any tax-exempt employee benefit plan for which, as a result of a subsequent law or legislation, the continuation of its investment would be improper.


- redemptions of shares purchased by current or retired Directors of the Fund, and Directors of affiliated companies, current or retired officers or employees of the Fund, WRIMCO, the Distributor or their affiliated companies, financial advisors of Waddell & Reed, Inc., and by the members of immediate families of such persons.

- redemptions of shares made pursuant to a shareholder's participation in any systematic withdrawal service adopted for a Fund. (The service and this exclusion from the CDSC do not apply to a one-time withdrawal.)


- redemptions the proceeds of which are reinvested within forty-five days in shares of the same class of the Fund as that redeemed.


-  the exercise of certain exchange privileges.


- redemptions effected pursuant to each Fund's right (other than High Income Fund ) to liquidate a shareholder's shares if the aggregate NAV of those shares is less than $500, or $250 for Cash Management.


- redemptions effected by another registered investment company by virtue of a merger or other reorganization with a Fund or by a former shareholder of such investment company of shares of a Fund acquired pursuant to such reorganization.

These exceptions may be modified or eliminated by a Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund's right to liquidate a shareholder's shares, which requires certain notice.

CLASS Y SHARES are not subject to a sales charge or annual 12b-1 fees.

Class Y shares are only available for purchase by:

-  participants of employee benefit plans established under section 403(b) or section 457, or qualified under section 401 of the Code, including 401(k) plans, when the plan has 100 or more eligible employees and holds the shares in an omnibus account on the Fund's records;

- banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records;

- government entities or authorities and corporations whose investment within the first twelve months after initial investment is $10 million or more; and

- certain retirement plans and trusts for employees and financial advisors of Waddell & Reed, Inc. and its affiliates.

WAYS TO SET UP YOUR ACCOUNT

The different ways to set up (register) your account are listed below.

INDIVIDUAL OR JOINT TENANTS
FOR YOUR GENERAL INVESTMENT NEEDS

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

BUSINESS OR ORGANIZATION

FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, INSTITUTIONS OR OTHER GROUPS

RETIREMENT PLANS

TO SHELTER YOUR RETIREMENT SAVINGS FROM INCOME TAXES

Retirement plans allow individuals to shelter investment income and capital gains from current income taxes. In addition, contributions to these accounts (other than Roth IRAs and Education IRAs) may be tax-deductible.

- INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow a certain individual under age 70 1/2, with earned income, to invest up to $2,000 per tax year. The maximum for an investor and his or her spouse is $4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year.

- IRA ROLLOVERS retain special tax advantages for certain distributions from employer-sponsored retirement plans.

- ROTH IRAs allow certain individuals to make nondeductible contributions up to $2,000 per year. The maximum annual contribution for an investor and his or her spouse is $4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year. Withdrawals of earnings may be tax free if the account is at least five years old and certain other requirements are met.

- EDUCATION IRAs are established for the benefit of a minor, with nondeductible contributions up to $500 per year, and permit tax-free withdrawals to pay the higher education expenses of the beneficiary.

- SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAs) provide business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Profit Sharing Plan, but with fewer administrative requirements.

- SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE PLANS) can be established by small employers to contribute to and allow their employees to contribute a portion of their wages pre-tax to retirement accounts. This plan-type generally involves fewer administrative requirements than 401(k) or other qualified plans.

- KEOGH PLANS allow self-employed individuals to make tax-deductible contributions for themselves of up to 25% of their annual earned income, with a maximum of $30,000 per year.

- PENSION AND PROFIT-SHARING PLANS, INCLUDING 401(K) PLANS, allow corporations and nongovernmental tax-exempt organizations of all sizes and/or their employees to contribute a percentage of the employees' wages or other amounts on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan.

- 403(b) CUSTODIAL ACCOUNTS are available to employees of public school systems, churches and certain types of charitable organizations.

- 457 ACCOUNTS allow employees of state and local governments and certain charitable organizations to contribute a portion of their compensation on a tax-deferred basis.

GIFTS OR TRANSFERS TO A MINOR

TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child free of Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act ("UTMA") or the Uniform Gifts to Minors Act ("UGMA").

TRUST

FOR MONEY BEING INVESTED BY A TRUST

The trust must be established before an account can be opened, or you may use a trust form made available by Waddell & Reed. Contact your Waddell & Reed financial advisor for the form.

BUYING SHARES

YOU MAY BUY SHARES OF EACH OF THE FUNDS through Waddell & Reed, Inc. and its financial advisors or through advisors of Legend. To open your account you must complete and sign an application. Your financial advisor can help you with any questions you might have.

TO PURCHASE ANY CLASS OF SHARES BY CHECK, make your check payable to Waddell & Reed, Inc. Mail the check, along with your completed application, to:

                              Waddell & Reed, Inc.
                                 P. O. Box 29217
                             Shawnee Mission, Kansas
                                   66201-9217

TO PURCHASE CLASS Y SHARES (AND CLASS A SHARES OF CASH MANAGEMENT) BY WIRE, you must first obtain an account number by calling 800-366-2520, then mail a completed application to Waddell & Reed, Inc., at the above address, or fax it to 913-236-5044. Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, for the account of Waddell & Reed Number 9800007978, Special Account for Exclusive Benefit of Customers FBO Customer Name and Account Number.

You may also buy Class Y shares of a Fund indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Class Y shares.

THE PRICE TO BUY A FUND SHARE is its offering price, which is calculated every business day.

The OFFERING PRICE of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class plus, for Class A shares, the sales charge shown in the tables.

In the calculation of a Fund's NAV:

- The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.

- Bonds are generally valued according to prices quoted by an independent pricing service.

- Short-term debt securities are valued at amortized cost, which approximates market value.

- Other investment assets for which market prices are unavailable are valued at their fair value by or at the direction of the Board of Directors.

EACH FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange (the "NYSE") is open. The Funds normally calculate their NAVs as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by a Fund may be priced at the close of the regular session of any other securities exchange on which that instrument is traded.

The Funds may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of Fund shares may be significantly affected on days when a Fund does not price its shares and when you are not able to purchase or redeem a Fund's shares. Similarly, if an event materially affecting the value of foreign investments or foreign currency exchange rates occurs prior to the close of business of the NYSE but after the time their values are otherwise determined, such investments or exchange rates may be valued at their fair value as determined in good faith by or under the direction of each Fund's Board of Directors.


WHEN YOU PLACE AN ORDER TO BUY SHARES, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:


-  All of your purchases must be made in U.S. dollars.

- If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the Waddell & Reed Advisors Funds and/or W&R Funds, the payment may be delayed for up to ten days to ensure that your previous investment has cleared.


- The Funds do not issue certificates representing Class B, Class C or Class Y shares. Cash Management also does not normally issue certificates representing Class A shares.


- If you purchase shares of a Fund from certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). You should consult that firm to determine the time by which it must receive your order for you to purchase shares of a Fund at that day's price.

When you sign your account application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

Waddell & Reed, Inc. reserves the right to reject any purchase orders, including purchases by exchange, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.

MINIMUM INVESTMENTS

  FOR CLASS A, CLASS B AND CLASS C:
  TO OPEN AN ACCOUNT                                               $500 (per Fund)
-----------------------------------------------------------------------------------
  For certain exchanges                                            $100 (per Fund)
-----------------------------------------------------------------------------------
  For certain retirement accounts and accounts opened
  with Automatic Investment Service                                 $50 (per Fund)
-----------------------------------------------------------------------------------
  For certain retirement accounts and accounts opened
  through payroll deductions for or by employees of
  WRIMCO, Waddell & Reed, Inc. and their affiliates                 $25 (per Fund)
-----------------------------------------------------------------------------------
  TO ADD TO AN ACCOUNT                                                 Any amount
-----------------------------------------------------------------------------------
  For certain exchanges                                            $100 (per Fund)
-----------------------------------------------------------------------------------
  For Automatic Investment Service                                  $25 (per Fund)
-----------------------------------------------------------------------------------
  FOR CLASS Y:
  TO OPEN AN ACCOUNT
-----------------------------------------------------------------------------------
  For a government entity or authority                              $10 million
  or for a corporation                              (within first twelve months)
-----------------------------------------------------------------------------------
  For other investors                                                Any amount
-----------------------------------------------------------------------------------
  TO ADD TO AN ACCOUNT                                               Any amount
===================================================================================

ADDING TO YOUR ACCOUNT
Subject to the minimums described under "Minimum Investments," you can make additional investments of any amount at any time.

TO ADD TO YOUR ACCOUNT, make your check payable to Waddell & Reed, Inc. Mail the check to Waddell & Reed, Inc., along with:

- the detachable form that accompanies the confirmation of a prior purchase or your year-to-date statement; or

- a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase.

TO ADD TO YOUR CLASS Y ACCOUNT (OR YOUR CLASS A CASH MANAGEMENT ACCOUNT) BY
WIRE: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, for the account of Waddell & Reed Number 9800007978, Special Account for Exclusive Benefit of Customers FBO Customer Name and Account Number.

If you purchase shares of the Funds from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

SELLING SHARES
You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The REDEMPTION PRICE (price to sell one share of a particular class of a Fund) is the NAV per share of that Fund class, subject to any CDSC applicable to Class A, Class B or Class C shares.

TO SELL SHARES BY WRITTEN REQUEST: Complete an Account Service Request form, available from your financial advisor, or write a letter of instruction with:

-  the name on the account registration;

-  the Fund's name;

-  the Fund account number;

-  the dollar amount or number, and the class, of shares to be redeemed; and

-  any other applicable requirements listed in the table below.

Deliver the form or your letter to your financial advisor, or mail it to:

                         Waddell & Reed Services Company
                                 P. O. Box 29217
                             Shawnee Mission, Kansas
                                   66201-9217

Unless otherwise instructed, Waddell & Reed Services Company will send a check to the address on the account.

TO SELL CLASS Y SHARES OR CLASS A SHARES OF CASH MANAGEMENT BY TELEPHONE OR FAX:
If you have elected this method in your application or by subsequent authorization, call 888-WADDELL, or fax your request to 913-236-1599, and give your instructions to redeem Class Y shares and make payment by wire to your predesignated bank account or by check to you at the address on the account.

TO SELL CLASS A SHARES OF CASH MANAGEMENT OR GOVERNMENT SECURITIES BY CHECK: If you have elected this method in your application or by subsequent authorization, the Fund will provide you with forms or checks drawn on UMB Bank, n.a. You may make these checks payable to the order of any payee in any amount of $250 or more.

WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated, subject to any applicable CDSC, after receipt of a written request for redemption in good order by Waddell & Reed Services Company at the address listed above. Note the following:

- If more than one person owns the shares, each owner must sign the written request.

-  If you hold a certificate, it must be properly endorsed and sent to the Fund.

- If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide to the Fund telephone or written assurance that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of 10 days or the date the Fund can verify that your purchase check has cleared and been honored.

- Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission.

- Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when a Fund's Board of Directors determines that conditions exist making cash payments undesirable. A Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

- If you purchased shares from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order. Your order will receive the NAV of the applicable Class subject to any applicable CDSC next calculated after the order has been received in proper form by the authorized firm (or its designee). You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day's price.


  SPECIAL REQUIREMENTS FOR SELLING SHARES


  ACCOUNT TYPE             SPECIAL REQUIREMENTS
--------------------------------------------------------------------------------
  Individual               The written instructions must be
  or Joint Tenant          signed by all persons required to sign for
                           transactions, exactly as their names appear on the
                           account.
--------------------------------------------------------------------------------
  Sole                     The written instructions must be
  Proprietorship           signed by the individual owner of the business.
--------------------------------------------------------------------------------
  UGMA,                    The custodian must sign the written instructions
  UTMA                     indicating capacity as custodian.
--------------------------------------------------------------------------------
  Retirement               The written instructions must be signed by a
  Account                  properly authorized person.
--------------------------------------------------------------------------------
  Trust                    The trustee must sign the written instructions
                           indicating capacity as trustee. If the trustee's name
                           is not in the account registration, provide a
                           currently certified copy of the trust document.
--------------------------------------------------------------------------------
  Business                 At least one person authorized by
  or Organization          corporate resolution to act on the account must sign
                           the written instructions.
--------------------------------------------------------------------------------
  Conservator, Guardian or The written instructions must be signed by the
  Other Fiduciary          person properly authorized by court order to act in
                           the particular fiduciary capacity.
================================================================================


A Fund may require a signature guarantee in certain situations such as:

-  a redemption request made by a corporation, partnership or fiduciary;

-  a redemption request made by someone other than the owner of record; or

-  the check is made payable to someone other than the owner of record.

This requirement is to protect you and Waddell & Reed from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

EACH FUND RESERVES THE RIGHT TO REDEEM at NAV all of your Fund shares (other than High Income Fund) in your account if their aggregate NAV is less than $500, or $250 for Cash Management. The Fund will give you notice and a 60-day opportunity to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares to $500, or $250 for Cash Management. Cash Management may charge a fee of $1.75 per month on all accounts with a NAV of less than $250, except for retirement plan accounts.

YOU MAY REINVEST, without charge, all or part of the amount of Class A shares of a Fund you redeemed by sending to the Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within forty-five days after the date of your redemption. You may do this only once with Class A shares of a Fund.

The CDSC will not apply to the proceeds of Class A (as applicable), Class B or Class C shares of a Fund which are redeemed and then reinvested in Class A, Class B or Class C shares, as applicable, of the Fund within forty-five days after such redemption. The Distributor will, with your reinvestment, restore an amount equal to the deferred sales charge attributable to the amount reinvested by adding the deferred sales charge amount to your reinvestment. For purposes of determining future deferred sales charges, the reinvestment will be treated as a new investment. You may do this only once as to Class A shares of a Fund, once as to Class B shares of a Fund and once as to Class C shares of a Fund.


Payments of principal and interest on loans made pursuant to a 401(a) qualified plan (if such loans are permitted by the plan) may be reinvested, without payment of a sales charge, in Class A shares of any Waddell & Reed Advisors Fund in which the plan may invest.

TELEPHONE TRANSACTIONS

The Funds and their agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. Each Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If a Fund fails to do so, the Fund may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

SHAREHOLDER SERVICES

Waddell & Reed provides a variety of services to help you manage your account.

PERSONAL SERVICE

Your local financial advisor is available to provide personal service. Additionally, a toll-free call, 800-366-5465, connects you to a Client Services Representative or our automated customer telephone service. During normal business hours, our Client Services staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access your account information from a touch-tone phone, or from our web site, www.waddell.com, to:

-  Obtain information about your accounts;

- Obtain price information about other funds in the Waddell & Reed Advisors Funds and/or W&R Funds; or

-  Request duplicate statements.

REPORTS
Statements and reports sent to you include the following:

- confirmation statements (after every purchase, other than those purchases made through Automatic Investment Service, and after every exchange, transfer or redemption)

-  year-to-date statements (quarterly)

-  annual and semiannual reports to shareholders (every six months)

To reduce expenses, only one copy of the most recent annual and semiannual reports of the Funds may be mailed to your household, even if you have more than one account with a Fund. Call the telephone number listed for Client Services if you need additional copies of annual or semiannual reports or account information.

EXCHANGES

You may sell your shares and buy shares of the same Class of another Fund in the Waddell & Reed Advisors Funds or in W&R Funds without the payment of an additional sales charge if you buy Class A shares or payment of a CDSC when you exchange Class B or Class C shares. For Class B and Class C shares or Class A shares to which the CDSC would otherwise apply, the time period for the deferred sales charge will continue to run. In addition, exchanging Class Y shareholders in the Waddell & Reed Advisors Funds may buy Class A shares of Waddell & Reed Advisors Cash Management.

You may exchange any Class A shares of the Government Securities, Municipal Bond and Municipal High Income Funds that you have held for at least six months and any Class A shares of these Funds acquired as payment of a dividend or distribution for Class A shares of any other fund in the Waddell & Reed Advisors Funds. You may exchange any Class A shares of the Government Securities, Municipal Bond and Municipal High Income Funds that you have held for less than six months only for Class A shares of Government Securities, Municipal Bond, and Municipal High Income Funds and Cash Management.

You may exchange only into funds that are legally permitted for sale in your state of residence. Note that exchanges out of a Fund may have tax consequences for you. Before exchanging into a fund, read its prospectus.

THE FUNDS RESERVE THE RIGHT to terminate or modify these exchange privileges at any time, upon notice in certain instances.

AUTOMATIC TRANSACTIONS FOR CLASS A, CLASS B AND CLASS C SHAREHOLDERS

Flexible Withdrawal Service lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account.

Regular Investment Plans allow you to transfer money into your Fund account, or between fund accounts, automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your financial advisor for more information.


  REGULAR INVESTMENT PLANS

  AUTOMATIC INVESTMENT SERVICE
  TO MOVE MONEY FROM YOUR BANK ACCOUNT TO AN EXISTING FUND ACCOUNT

                    MINIMUM AMOUNT              MINIMUM FREQUENCY
                    $25 (per Fund)                   Monthly
--------------------------------------------------------------------------------

FUNDS PLUS SERVICE
TO MOVE MONEY FROM WADDELL & REED ADVISORS CASH MANAGEMENT TO A FUND WHETHER IN THE SAME OR A DIFFERENT ACCOUNT IN THE SAME CLASS

                    MINIMUM AMOUNT              MINIMUM FREQUENCY
                    $100 (per Fund)                  Monthly
--------------------------------------------------------------------------------

DISTRIBUTIONS AND TAXES
DISTRIBUTIONS

Each Fund distributes substantially all of its net investment income and net capital gains to its shareholders each year.

Usually, a Fund distributes net investment income at the following times: Bond Fund, High Income Fund, and Municipal Bond Fund, monthly; Cash Management, Government Securities Fund, Municipal High Income Fund and High Income Fund II, daily. Dividends declared for a particular day are paid to shareholders of record on the prior business day. However, dividends delared for Saturday and Sunday are paid to shareholders of record on the preceeding Thursday. Net capital gains (and any net gains from foreign currency transactions) usually are distributed in December.


DISTRIBUTION OPTIONS. When you open an account, specify on your application how you want to receive your distributions. Each Fund offers two options:

1. SHARE PAYMENT OPTION. Your dividends, capital gains and other distributions with respect to a class will be automatically paid in additional shares of the same class of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. CASH OPTION. You will be sent a check for your dividends, capital gains and other distributions if the total distribution is equal to or greater than five dollars. If the distribution is less than five dollars, it will be automatically paid in additional shares of the same class of the Fund.

For retirement accounts, all distributions are automatically paid in additional shares.

TAXES
As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a tax-deferred retirement account (or you are not otherwise exempt from income tax), you should be aware of the following tax implications:

TAXES ON DISTRIBUTIONS. Dividends from a Fund's investment company taxable income (which includes net short-term gains), if any, generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares. Distributions of a Fund's net capital gains, when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, your long-term capital gains generally are taxed at a maximum rate of 20%.

Each Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

A portion of the dividends paid by a Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the Federal alternative minimum tax.

WITHHOLDING. Each Fund must withhold 31% of all dividends, capital gains and other distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate from dividends, capital gains and other distributions also is required for shareholders subject to backup withholding.

TAXES ON TRANSACTIONS. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid). An exchange of Fund shares for shares of any other fund in the Waddell & Reed Advisors Funds or W&R Funds generally will have similar tax consequences. However, special rules apply when you dispose of a Fund's Class A shares through a redemption or exchange within ninety days after your purchase and then reacquire Class A shares of that Fund or acquire Class A shares of another fund in the Waddell & Reed Advisors Funds without paying a sales charge due to the forty-five day reinvestment privilege or exchange privilege. See "Your Account." In these cases, any gain on the disposition of the original Fund shares will be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if you purchase shares of a Fund within thirty days before or after redeeming other shares of the Fund (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.

For Municipal Bond Fund and Municipal High Income Fund, interest on indebtedness incurred or continued to purchase or carry shares of the Fund will not be deductible for Federal income tax purposes to the extent the Fund's distributions consist of exempt-interest dividends. Proposals may be introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal bonds. If such a proposal were enacted, the availability of municipal bonds for investment by the Fund and the value of its portfolio would be affected. In that event, the Fund may decide to reevaluate its investment goal and policies.

STATE AND LOCAL INCOME TAXES. The portion of the dividends paid by each Fund attributable to interest earned on U.S. Government securities generally is not subject to state and local income taxes, although distributions by any Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability of dividends and other distributions by the Funds in your state and locality.

The foregoing is only a summary of some of the important Federal income tax considerations generally affecting each Fund and its shareholders; you will find more information in the Fund's SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

[GRAPHIC]
-------------------------------------------------------------------------------
THE MANAGEMENT OF THE FUNDS

PORTFOLIO MANAGEMENT

Each Fund is managed by WRIMCO, subject to the authority of each Fund's Board of Directors. WRIMCO provides investment advice to each of the Funds and supervises each Fund's investments. WRIMCO and/or its predecessor have served as investment manager to each of the registered investment companies in the Waddell & Reed Advisors Funds, W&R Funds and Target/United Funds since the inception of each company. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.


James C. Cusser is primarily responsible for the management of the Bond Fund and the Government Securities Fund. Mr. Cusser has held his Fund responsibilities since September 1992 for Bond Fund and since January 1997 for Government Securities Fund. He is Vice President of WRIMCO, Vice President of the Funds and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Cusser has served as the portfolio manager for the Funds and other investment companies managed by WRIMCO and has been an employee of WRIMCO since August 1992.


Louise D. Rieke is primarily responsible for the management of the High Income Fund and High Income Fund II. Ms. Rieke has held her Fund responsibilities for High Income Fund since January 1990, and for High Income Fund II from the Fund's inception to January 1990 and from May 1992 to the present. She is Vice President of WRIMCO, Vice President of the Funds and Vice President of other investment companies for which WRIMCO serves as investment manager. From November 1985 to March 1998, Ms. Rieke was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company, a former affiliate of WRIMCO. Ms. Rieke has served as the portfolio manager for investment companies managed by WRIMCO and its predecessor since July 1986 and has been an employee of such since May 1971.

Bryan J. Bailey is primarily responsible for the management of the Municipal Bond Fund. Mr. Bailey has held his Fund responsibilities since June 14, 2000. He is Vice President of WRIMCO and Vice President of the Fund. Mr. Bailey has served as the Assistant Portfolio Manager for investment companies managed by WRIMCO since January 1999 and has been an employee of WRIMCO since July 1993.

Mark Otterstrom is primarily responsible for the management of the Municipal High Income Fund. Mr. Otterstrom has held his Fund responsibilities since June 14, 2000. He is Vice President of WRIMCO and Vice President of the Fund. Mr. Otterstrom has served as the Assistant Portfolio Manager for investment companies managed by WRIMCO and its predecessor since January 1995 and has been an employee of WRIMCO since May 1987.


Mira Stevovich is primarily responsible for the management of Cash Management. Ms. Stevovich has held her Fund responsibilities since May 1998. She is Vice President of WRIMCO, Vice President and Assistant Treasurer of the Fund and Vice President and Assistant Treasurer of other investment companies for which WRIMCO serves as investment manager. Ms. Stevovich has served as the Assistant Portfolio Manager for investment companies managed by WRIMCO and its predecessor since January 1989 and has been an employee of such since March 1987.

Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to a Fund's investments.

MANAGEMENT FEE
Like all mutual funds, the Funds pay fees related to their daily operations. Expenses paid out of each Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. Each Fund also pays other expenses, which are explained in the SAI.

The management fee is payable at the annual rates of:

- for Bond Fund, 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended December 31, 1999 were 0.47%;


- for Government Securities Fund, 0.50% of net assets up to $500 million, 0.45% of net assets over $500 million and up to $1 billion, 0.40% of net assets over $1 billion and up to $1.5 billion, and 0.35% of net assets over $1.5 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March 31, 2000 were 0.47%;

- for High Income Fund, 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March 31, 2000 were 0.60%;


- for High Income Fund II, 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended September 30, 1999 were 0.56%;


- for Municipal Bond Fund, 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended September 30, 1999 were 0.44%;


- for Municipal High Income Fund, 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended September 30, 1999 were 0.50%; and


-    for Cash Management, at the annual rate of 0.40% of net assets.

WRIMCO has voluntarily agreed to waive its management fee for any day that a Fund's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver.

[GRAPHIC]
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The following information is to help you understand the financial performance of each Fund's Class A, Class B, Class C and Class Y (other than for Cash Management) shares for the fiscal periods shown. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions.

[GRAPHIC]
--------------------------------------------------------------------------------
BOND FUND

This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal year ended December 31, 1999, is included in the Fund's SAI, which is available upon request.


For a Class A share outstanding throughout each period(1):




                                                            FOR THE FISCAL YEAR ENDED DECEMBER 31,
                                             ---------------------------------------------------------------
                                              1999         1998         1997        1996         1995
   CLASS A PER-SHARE DATA
   Net asset value,
   beginning of period                        $6.39        $6.32        $6.14       $6.34        $5.62
------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                     0.35         0.38         0.39        0.39         0.40
     Net realized and
     unrealized gain
     (loss) on investments                    (0.42)        0.07         0.19       (0.20)        0.72
------------------------------------------------------------------------------------------------------------
   Total from investment
   operations                                 (0.07)        0.45         0.58        0.19         1.12
------------------------------------------------------------------------------------------------------------
   Less distributions from
   net investment income                      (0.35)       (0.38)       (0.40)      (0.39)       (0.40)
------------------------------------------------------------------------------------------------------------
   Net asset value,
   end of period                              $5.97        $6.39        $6.32       $6.14        $6.34

   CLASS A RATIOS/SUPPLEMENTAL DATA
   Total return(2)                            -1.08%        7.27%        9.77%       3.20%       20.50%
   Net assets, end of
   period (in millions)                         $501         $551         $524        $519         $563
   Ratio of expenses
   to average net assets                       0.95%        0.84%        0.77%       0.77%        0.74%
   Ratio of net investment
   income to average
   net assets                                  5.72%        5.88%        6.34%       6.34%        6.54%
   Portfolio turnover rate                    34.12%       33.87%       35.08%      55.74%       66.38%
=============================================================================================================


(1) ON JUNE 17, 1995, FUND SHARES OUTSTANDING WERE DESIGNATED CLASS A SHARES.


(2) TOTAL RETURN CALCULATED WITHOUT TAKING INTO ACCOUNT THE SALES LOAD DEDUCTED ON AN INITIAL PURCHASE.

------------------------------------------------------------------------------
BOND FUND

For a Class B share outstanding throughout the period:



                                                               FOR THE
                                                             PERIOD FROM
                                                             9/9/99(1) TO
                                                              12/31/99
   CLASS B PER-SHARE DATA
   Net asset value, beginning of period                       $6.05
------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                     0.10
     Net realized and unrealized loss on investments          (0.08)
------------------------------------------------------------------------------
   Total from investment operations                            0.02
------------------------------------------------------------------------------
   Less distributions from net investment income              (0.10)
------------------------------------------------------------------------------
   Net asset value, end of period                             $5.97
   CLASS B RATIOS/SUPPLEMENTAL DATA
   Total return                                                0.30%
   Net assets, end of period (in millions)                    $   2
   Ratio of expenses to average net assets                     1.91%(2)
   Ratio of net investment income to average net assets        4.93%(2)
   Portfolio turnover rate                                    34.12%(2)
==============================================================================


(1) COMMENCEMENT OF OPERATIONS.


(2) ANNUALIZED.

------------------------------------------------------------------------------
BOND FUND

For a Class C share outstanding throughout the period:



                                                                  FOR THE
                                                                PERIOD FROM
                                                                9/9/99(1) TO
                                                                 12/31/99
   CLASS C PER-SHARE DATA
   Net asset value, beginning of period                           $6.05
---------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                         0.10
     Net realized and unrealized loss on investments              (0.09)
---------------------------------------------------------------------------------
   Total from investment operations                                0.01
---------------------------------------------------------------------------------
   Less distributions from net investment income                  (0.10)
---------------------------------------------------------------------------------
   Net asset value, end of period                                 $5.96
   CLASS C RATIOS/SUPPLEMENTAL DATA
   Total return                                                    0.13%
   Net assets, end of period (in thousands)                        $289
   Ratio of expenses to average net assets                         1.98%(2)
   Ratio of net investment income to average net assets            4.87%(2)
   Portfolio turnover rate                                        34.12%(2)
==================================================================================


(1) COMMENCEMENT OF OPERATIONS.


(2) ANNUALIZED.

------------------------------------------------------------------------------
BOND FUND

For a Class Y share outstanding throughout each period:


                                                               FOR THE FISCAL YEAR                            FOR THE
                                                               ENDED DECEMBER 31,                           PERIOD FROM
                                           -----------------------------------------------------------      6/19/95(1) TO
                                              1999            1998            1997           1996            12/31/95
   CLASS Y PER-SHARE DATA
---------------------------------------------------------------------------------------------------------------------------
   Net asset value,
   beginning of period                        $6.39           $6.32           $6.14          $6.34             $6.11
---------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                     0.40            0.39            0.42           0.40              0.21
     Net realized and
     unrealized gain (loss)
     on investments                           (0.45)           0.07            0.17          (0.20)             0.22
---------------------------------------------------------------------------------------------------------------------------
   Total from investment
   operations                                 (0.05)           0.46            0.59           0.20              0.43
---------------------------------------------------------------------------------------------------------------------------
   Less distributions from net
   investment income                          (0.37)          (0.39)          (0.41)         (0.40)            (0.20)
---------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period             $5.97           $6.39           $6.32          $6.14             $6.34
   CLASS Y RATIOS/SUPPLEMENTAL DATA
   Total return                               -0.81%           7.54%          9.91%           3.35%             7.20%
   Net assets, end of period
   (in millions)                                 $2             $6              $5            $12                $3
   Ratio of expenses to
   average net assets                          0.69%           0.61%          0.64%           0.62%             0.63%(2)
   Ratio of net investment
   income to average net assets                6.00%           6.10%          6.48%           6.52%             6.41%(2)
   Portfolio turnover rate                    34.12%          33.87%         35.08%          55.74%            66.38%(2)
============================================================================================================================


(1) COMMENCEMENT OF OPERATIONS.


(2) ANNUALIZED.

[GRAPHIC]
--------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND

This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal year ended March 31, 2000, is included in the Fund's SAI, which is available upon request.


For a Class A share outstanding throughout each period(1):


                                                                 FOR THE FISCAL YEAR ENDED MARCH 31,
                                            ---------------------------------------------------------------------------
                                              2000            1999            1998           1997              1996
   CLASS A PER-SHARE DATA
   Net asset value,
   beginning of period                        $5.43           $5.46           $5.19          $5.32             $5.13
--------------------------------------------------------------------------------------------------------------------------
   Income from investment
   operations:
     Net investment income                     0.31            0.32            0.33           0.33              0.34
     Net realized and unrealized
     gain (loss) on investments               (0.21)          (0.03)           0.27          (0.13)             0.19
--------------------------------------------------------------------------------------------------------------------------
   Total from investment
   operations                                  0.10            0.29            0.60           0.20              0.53
--------------------------------------------------------------------------------------------------------------------------
   Less dividends declared from
   net investment income                      (0.31)          (0.32)          (0.33)         (0.33)            (0.34)
--------------------------------------------------------------------------------------------------------------------------
   Net asset value,
   end of period                              $5.22           $5.43           $5.46          $5.19             $5.32
   CLASS A RATIOS/SUPPLEMENTAL DATA
   Total return(2)                             1.82%           5.44%          11.84%          3.75%            10.48%
   Net assets, end of
   period (in millions)                        $117            $134            $131           $129              $146
   Ratio of expenses
   to average net assets                       1.12%           0.96%           0.89%          0.91%             0.83%
   Ratio of net investment income
   to average net assets                       5.77%           5.82%           6.14%          6.17%             6.34%
   Portfolio turnover rate                    26.78%          37.06%          35.18%         34.18%            63.05%
============================================================================================================================


(1) ON JULY 31, 1995, FUND SHARES OUTSTANDING WERE DESIGNATED CLASS A SHARES.


(2) TOTAL RETURN CALCULATED WITHOUT TAKING INTO ACCOUNT THE SALES LOAD DEDUCTED ON AN INITIAL PURCHASE.

------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND

For a Class B share outstanding throughout the period:


                                                                    FOR THE
                                                                  PERIOD FROM
                                                                  10/4/99(1) TO
                                                                    3/31/00
   CLASS B PER-SHARE DATA
   Net asset value, beginning of period                               $5.25
-------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                             0.13
     Net realized and unrealized loss on investments                  (0.03)
-------------------------------------------------------------------------------------
   Total from investment operations                                    0.10
-------------------------------------------------------------------------------------
   Less dividends declared from net investment income                 (0.13)
-------------------------------------------------------------------------------------
   Net asset value, end of period                                     $5.22
   CLASS B RATIOS/SUPPLEMENTAL DATA
   Total return                                                        1.88%
   Net assets, end of period (in thousands)                            $599
   Ratio of expenses to average net assets                             1.85%(2)
   Ratio of net investment income to average net assets                5.19%(2)
   Portfolio turnover rate                                            26.78%(2)
======================================================================================


(1) COMMENCEMENT OF OPERATIONS.


(2) ANNUALIZED.

GOVERNMENT SECURITIES FUND

For a Class C share outstanding throughout the period:



                                                               FOR THE
                                                `            PERIOD FROM
                                                            10/8/99(1) TO
                                                               3/31/00
   CLASS C PER-SHARE DATA
   Net asset value, beginning of period                          $5.23
-----------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                        0.12
     Net realized and unrealized loss on investments             (0.01)
-----------------------------------------------------------------------------
   Total from investment operations                               0.11
-----------------------------------------------------------------------------
   Less dividends declared from net investment income            (0.12)
-----------------------------------------------------------------------------
   Net asset value, end of period                                $5.22
   CLASS C RATIOS/SUPPLEMENTAL DATA
   Total return                                                   2.08%
   Net assets, end of period (in thousands)                       $269
   Ratio of expenses to average net assets                        2.07%(2)
   Ratio of net investment income to average net assets           4.98%(2)
   Portfolio turnover rate                                       26.78%(2)
=============================================================================


(1) COMMENCEMENT OF OPERATIONS.


(2) ANNUALIZED.

GOVERNMENT SECURITIES FUND

For a Class Y share outstanding throughout each period:




                                                               FOR THE FISCAL YEAR                            FOR THE
                                                                 ENDED MARCH 31,                            PERIOD FROM
                                            ------------------------------------------------------------    9/27/95(1) TO
                                              2000            1999            1998           1997             3/31/96
   CLASS Y PER-SHARE DATA
   Net asset value,
   beginning of period                        $5.43           $5.46           $5.19          $5.32             $5.33
---------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                     0.33            0.33            0.34           0.34              0.17
     Net realized and
     unrealized gain (loss)
     on investments                           (0.21)          (0.03)           0.27          (0.13)            (0.01)
---------------------------------------------------------------------------------------------------------------------------
   Total from investment
   operations                                  0.12            0.30            0.61           0.21              0.16
---------------------------------------------------------------------------------------------------------------------------
   Less dividends declared
   from net investment income                 (0.33)          (0.33)          (0.34)         (0.34)            (0.17)
---------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period             $5.22           $5.43           $5.46          $5.19             $5.32
   CLASS Y RATIOS/SUPPLEMENTAL DATA

   Total return                                2.20%           5.71%         12.02%           3.99%             3.04%
   Net assets, end of period
   (in millions)                                 $2              $2             $2              $1                $1
   Ratio of expenses to
   average net assets                          0.75%           0.68%          0.66%           0.67%             0.60%(2)
   Ratio of net investment
   income to average net assets                6.15%           6.10%          6.37%           6.41%             6.40%(2)
   Portfolio turnover rate                    26.78%          37.06%         35.18%          34.18%            63.05%(2)
==============================================================================================================================


(1) COMMENCEMENT OF OPERATIONS.


(2) ANNUALIZED.

[GRAPHIC]
-------------------------------------------------------------------------------
HIGH INCOME FUND

This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal year ended March 31, 2000, is included in the Fund's SAI, which is available upon request.


For a Class A share outstanding throughout each period1:



                                    FOR THE FISCAL YEAR ENDED MARCH 31,
                             ---------------------------------------------------
                                 2000      1999     1998      1997     1996
CLASS A PER-SHARE DATA

  Net asset value,
  beginning of period          $9.39    $10.04     $9.25    $9.09     $8.70
--------------------------------------------------------------------------------
  Income from investment operations:
   Net investment income        0.78      0.81      0.82     0.80      0.79
   Net realized and
   unrealized gain (loss)
   on investments              (0.84)    (0.66)     0.79     0.16      0.40
--------------------------------------------------------------------------------
  Total from investment
  operations                   (0.06)     0.15      1.61     0.96      1.19
--------------------------------------------------------------------------------
  Less dividends from net
  investment income            (0.79)    (0.80)    (0.82)   (0.80)    (0.80)
--------------------------------------------------------------------------------
  Net asset value,
  end of period                $8.54     $9.39    $10.04    $9.25     $9.09
CLASS A RATIOS/SUPPLEMENTAL DATA
  Total return(2)              -0.65%     1.70%    18.03%   10.94%    14.16%
  Net assets, end of
  period (in millions)          $826    $1,009   $1,102      $983     $972
  Ratio of expenses
  to average net assets         1.04%     0.94%     0.84%    0.89%     0.85%
  Ratio of net investment
  income to average
  net assets                    8.65%     8.44%     8.38%    8.68%     8.74%
  Portfolio turnover rate      41.55%    53.19%    63.40%   53.17%    41.67%
================================================================================

(1) ON JULY 31, 1995, FUND SHARES OUTSTANDING WERE DESIGNATED CLASS A SHARES.
(2) TOTAL RETURN CALCULATED WITHOUT TAKING INTO ACCOUNT THE SALES LOAD DEDUCTED ON AN INITIAL PURCHASE.

HIGH INCOME FUND

For a Class B share outstanding throughout the period:



                                                                  FOR THE
                                                                 PERIOD FROM
                                                                10/4/99(1) TO
                                                                   3/31/00
CLASS B PER-SHARE DATA

  Net asset value, beginning of period                             $8.84
----------------------------------------------------------------------------
  Income from investment operations:
   Net investment income                                            0.36
   Net realized and unrealized loss on investments                 (0.30)
----------------------------------------------------------------------------
  Total from investment operations                                  0.06
----------------------------------------------------------------------------
  Less dividends from net investment income                        (0.36)
----------------------------------------------------------------------------
  Net asset value, end of period                                   $8.54

CLASS B RATIOS/SUPPLEMENTAL DATA
  Total return                                                      0.61%
  Net assets, end of period (in millions)                             $3
  Ratio of expenses to average net assets                           1.96%(2)
  Ratio of net investment income to average net assets              7.79%(2)
  Portfolio turnover rate                                          41.55%(2)
============================================================================


(1) COMMENCEMENT OF OPERATIONS.


(2) ANNUALIZED.

HIGH INCOME FUND

For a Class C share outstanding throughout the period:


                                                                  FOR THE
                                                                 PERIOD FROM
                                                                10/4/99(1) TO
                                                                   3/31/00
CLASS C PER-SHARE DATA
  Net asset value, beginning of period                            $8.84
----------------------------------------------------------------------------
  Income from investment operations:
   Net investment income                                           0.36
   Net realized and unrealized loss on investments                (0.30)
----------------------------------------------------------------------------
  Total from investment operations                                 0.06
----------------------------------------------------------------------------
  Less dividends from net investment income                       (0.36)
----------------------------------------------------------------------------
  Net asset value, end of period                                  $8.54
CLASS C RATIOS/SUPPLEMENTAL DATA
  Total return                                                     0.65%
  Net assets, end of period (in thousands)                         $404
  Ratio of expenses to average net assets                          1.91%(2)
  Ratio of net investment income to average net assets             7.88%(2)
  Portfolio turnover rate                                         41.55%(2)
============================================================================


(1) COMMENCEMENT OF OPERATIONS.


(2) ANNUALIZED.

HIGH INCOME FUND

For a Class Y share outstanding throughout each period:



                                                                     FOR THE
                             FOR THE FISCAL YEAR ENDED MARCH 31,   PERIOD FROM
                          --------------------------------------   1/4/96(1) TO
                             2000     1999      1998      1997      3/31/96
CLASS Y PER-SHARE DATA
  Net asset value,
  beginning of period          $9.39    $10.04     $9.25    $9.10    $9.19
--------------------------------------------------------------------------------
  Income from investment operations:
   Net investment
   income                       0.81      0.83      0.82     0.81     0.20
   Net realized and
   unrealized gain (loss)
   on investments              (0.84)    (0.66)     0.79     0.15    (0.10)
--------------------------------------------------------------------------------
  Total from investment
  operations                   (0.03)     0.17      1.61     0.96     0.10
--------------------------------------------------------------------------------
  Less dividends from
  net investment income        (0.82)    (0.82)    (0.82)   (0.81)   (0.19)
--------------------------------------------------------------------------------
  Net asset value,
  end of period                $8.54     $9.39    $10.04    $9.25    $9.10
CLASS Y RATIOS/SUPPLEMENTAL DATA
  Total return                 -0.39%     1.90%    18.13%   11.07%    1.00%
  Net assets, end of
  period (in millions)            $2        $2        $3       $3       $2
  Ratio of expenses to
  average net assets            0.79%     0.74%     0.77%    0.77%    0.80%(2)
  Ratio of net investment
  income to average
  net assets                    8.91%     8.62%     8.46%    8.78%    8.55%(2)
  Portfolio turnover rate      41.55%    53.19%    63.40%   53.17%   41.67%(2)
================================================================================


(1) COMMENCEMENT OF OPERATIONS.


(2) ANNUALIZED.

[GRAPHIC]
-------------------------------------------------------------------------------
HIGH INCOME FUND II

This information has been audited by Deloitte & Touche LLP, whose independent auditors' reports, along with the Fund's financial statements for the fiscal year ended September 30, 1999 and the six months ended March 31, 2000, are included in the Fund's SAI, which is available upon request.


For a Class A share outstanding throughout each period(1):



                        FOR THE        FOR THE FISCAL YEAR ENDED SEPTEMBER 30,
                      SIX MONTHS   -----------------------------------------------
                     ENDED 3/31/00     1999     1998     1997     1996     1995

CLASS A PER-SHARE DATA
  Net asset value,
  beginning of period        $3.88    $4.12   $4.42    $4.14    $4.03    $3.96
--------------------------------------------------------------------------------
  Income from investment
  operations:
   Net investment income      0.17     0.35    0.37     0.36     0.35     0.35
   Net realized and
   unrealized gain (loss)
   on investments            (0.13)   (0.24)  (0.30)    0.28     0.11     0.07
--------------------------------------------------------------------------------
  Total from investment
  operations                  0.04     0.11    0.07     0.64     0.46     0.42
--------------------------------------------------------------------------------
  Less dividends declared
  from net investment
  income                     (0.17)   (0.35)  (0.37)   (0.36)   (0.35)   (0.35)
--------------------------------------------------------------------------------
  Net asset value, end of
  period                     $3.75    $3.88   $4.12    $4.42    $4.14    $4.03
CLASS A RATIOS/SUPPLEMENTAL DATA
  Total return(2)             0.94%    2.66%   1.22%   16.20%   11.90%   11.25%
  Net assets, end of
  period (in millions)        $328     $371    $416     $407     $368     $368
  Ratio of expenses
  to average net assets       1.17%(3) 1.06%   0.96%    0.93%    0.95%    0.89%
  Ratio of net investment
  income to average
  net assets                  8.70%(3) 8.60%   8.26%    8.54%    8.60%    8.93%
  Portfolio turnover rate    27.31%   46.17%  58.85%   64.38%   55.64%   26.82%
================================================================================

(1) ON JANUARY 12, 1996, FUND SHARES OUTSTANDING WERE DESIGNATED CLASS A SHARES.

(2) TOTAL RETURN CALCULATED WITHOUT TAKING INTO ACCOUNT THE SALES LOAD DEDUCTED ON AN INITIAL PURCHASE.


(3) ANNUALIZED.

HIGH INCOME FUND II

For a Class B share outstanding throughout the period:


                                                                   FOR THE
                                                                 PERIOD FROM
                                                                10/6/99(1) TO
                                                                   3/31/00
CLASS B PER-SHARE DATA
  Net asset value, beginning of period                                $3.88
-------------------------------------------------------------------------------

  Income from investment operations:
   Net investment income                                               0.15
   Net realized and unrealized loss on investments                    (0.13)
-------------------------------------------------------------------------------

  Total from investment operations                                     0.02
-------------------------------------------------------------------------------
  Less dividends declared from net investment income                  (0.15)
-------------------------------------------------------------------------------
  Net asset value, end of period                                      $3.75
CLASS B RATIOS/SUPPLEMENTAL DATA
  Total return                                                         0.31%
  Net assets, end of period (in millions)                                $1
  Ratio of expenses to average net assets                              2.06%(2)
  Ratio of net investment income to average net assets                 7.77%(2)
  Portfolio turnover rate                                             27.31%(3)
===============================================================================


(1) COMMENCEMENT OF OPERATIONS.


(2) ANNUALIZED.


(3) FOR THE SIX MONTHS ENDED MARCH 31, 2000.

HIGH INCOME FUND II

For a Class C share outstanding throughout the period:


                                                                   FOR THE
                                                                 PERIOD FROM
                                                                10/6/99(1) TO
                                                                   3/31/00
CLASS C PER-SHARE DATA

  Net asset value, beginning of period                              $3.88
---------------------------------------------------------------------------
  Income from investment operations:
   Net investment income                                             0.15
   Net realized and unrealized loss on investments                  (0.13)
---------------------------------------------------------------------------
  Total from investment operations                                   0.02
---------------------------------------------------------------------------
  Less dividends declared from net investment income                (0.15)
---------------------------------------------------------------------------
  Net asset value, end of period                                    $3.75
CLASS C RATIOS/SUPPLEMENTAL DATA
  Total return                                                       0.28%
  Net assets, end of period (in thousands)                           $195
  Ratio of expenses to average net assets                            2.11%(2)
  Ratio of net investment income to average net assets               7.73%(2)
  Portfolio turnover rate                                           27.31%(3)
============================================================================


(1) COMMENCEMENT OF OPERATIONS.


(2) ANNUALIZED.


(3) FOR THE SIX MONTHS ENDED MARCH 31, 2000.

--------------------------------------------------------------------------------
HIGH INCOME FUND II

For a Class Y share outstanding throughout each period:


                                            FOR THE FISCAL YEAR          FOR THE
                              FOR THE        ENDED SEPTEMBER 30,       PERIOD FROM
                            SIX MONTHS    -------------------------   2/27/96(1) TO
                          ENDED 3/31/00   1999       1998     1997       9/30/96
CLASS Y PER-SHARE DATA

  Net asset value,
  beginning of period         $3.88       $4.12      $4.42    $4.14    $4.15
-----------------------------------------------------------------------------------------
  Income from investment
  operations:

   Net investment income       0.18        0.36       0.37     0.37     0.21

   Net realized and
   unrealized gain (loss)
   on investments             (0.13)      (0.24)     (0.30)    0.28    (0.01)
-----------------------------------------------------------------------------------------
  Total from investment
  operations                   0.05        0.12       0.07     0.65     0.20
-----------------------------------------------------------------------------------------
  Less dividends declared
  from net investment
  income                      (0.18)      (0.36)     (0.37)   (0.37)   (0.21)
-----------------------------------------------------------------------------------------
  Net asset value, end of
   period                     $3.75       $3.88      $4.12    $4.42    $4.14

CLASS Y RATIOS/SUPPLEMENT DATA

  Total return                 1.10%       2.95%      1.38%   16.38%    5.00%

  Net assets, end of
  period (in millions)           $3          $3         $2       $2       $2

  Ratio of expenses to
  average net assets           0.84%(2)    0.77%      0.79%    0.77%    0.77%(2)

  Ratio of net
  investment income to
  average net assets           8.98%(2)    8.89%      8.43%    8.69%    8.83%(2)

  Portfolio turnover rate     27.31%      46.17%     58.85%   64.38%   55.64%(2)
=========================================================================================

(1)  COMMENCEMENT OF OPERATIONS.
(2)  ANNUALIZED.

[GRAPHIC]
--------------------------------------------------------------------------------
MUNICIPAL BOND FUND

This information has been audited by Deloitte & Touche LLP, whose independent auditors' reports, along with the Fund's financial statements for the fiscal year ended September 30, 1999 and the six months ended March 31, 2000, are included in the Fund's SAI, which is available upon request.


For a Class A share outstanding throughout each period(1):


                              FOR THE
                             SIX MONTHS   FOR THE FISCAL YEAR ENDED SEPTEMBER 30,
                               ENDED      ---------------------------------------
                              3/31/00      1999     1998    1997     1996    1995
CLASS A PER-SHARE DATA

  Net asset value,
  beginning of period          $6.90       $7.63    $7.47   $7.32    $7.25   $6.91
-----------------------------------------------------------------------------------------
  Income from investment
  operations:

   Net investment income        0.18        0.36     0.37    0.38    0.39     0.39

   Net realized and unrealized
   gain (loss) on investments  (0.13)      (0.61)    0.25    0.30    0.12     0.38
-----------------------------------------------------------------------------------------
  Total from investment
  operations                    0.05       (0.25)    0.62    0.68    0.51     0.77
-----------------------------------------------------------------------------------------
  Less distributions:

   From net investment income  (0.18)      (0.37)   (0.37)  (0.37)  (0.39)   (0.39)

   From capital gains          (0.03)      (0.11)   (0.09)  (0.16)  (0.05)   (0.00)

   In excess of capital gains  (0.04)      (0.00)   (0.00)  (0.00)  (0.00)   (0.04)
-----------------------------------------------------------------------------------------
  Total distributions          (0.25)      (0.48)   (0.46)  (0.53)  (0.44)   (0.43)
-----------------------------------------------------------------------------------------
  Net asset value, end of
   period                      $6.70       $6.90    $7.63   $7.47   $7.32    $7.25

CLASS A RATIOS/SUPPLEMENTAL DATA

  Total return(2)               0.83%      -3.46%    8.67%   9.77%   7.16%   11.51%

  Net assets, end of period
   (in millions)                $774        $874     $997    $994    $997     $975

  Ratio of expenses to average
   net assets                   0.90%(3)    0.79%    0.72%   0.67%   0.68%    0.65%

  Ratio of net investment
  income to average net assets  5.30%(3)    4.98%    4.95%   5.14%   5.23%    5.51%

  Portfolio turnover
   rate                         9.41%      30.93%   50.65%  47.24%  74.97%   70.67%
=========================================================================================


(1)  ON JANUARY 21, 1996, FUND SHARES OUTSTANDING WERE DESIGNATED CLASS A
     SHARES.


(2) TOTAL RETURN CALCULATED WITHOUT TAKING INTO ACCOUNT THE SALES LOAD DEDUCTED ON AN INITIAL PURCHASE.


(3)  ANNUALIZED.

--------------------------------------------------------------------------------
MUNICIPAL BOND FUND

For a Class B share outstanding throughout the period:


                                                                    FOR THE
                                                                  PERIOD FROM
                                                                 10/5/99(1) TO
                                                                    3/31/00
CLASS B PER-SHARE DATA

  Net asset value, beginning of period                               $6.87
-----------------------------------------------------------------------------------
  Income from investment operations:

   Net investment income                                              0.15

   Net realized and unrealized loss on investments                   (0.10)
-----------------------------------------------------------------------------------
  Total from investment operations                                    0.05
-----------------------------------------------------------------------------------
  Less distributions:

   From net investment income                                        (0.15)

   From capital gains                                                (0.03)

   In excess of capital gains                                        (0.04)
-----------------------------------------------------------------------------------
  Total distributions                                                (0.22)
-----------------------------------------------------------------------------------
  Net asset value, end of period                                     $6.70

CLASS B RATIOS/SUPPLEMENTAL DATA

  Total return                                                        0.78%

  Net assets, end of period (in thousands)                            $421

  Ratio of expenses to average net assets                             1.88%(2)

  Ratio of net investment income to average net assets                4.34%(2)

  Portfolio turnover rate                                             9.41%(3)
===================================================================================


(1)  COMMENCEMENT OF OPERATIONS.


(2)  ANNUALIZED.


(3)  FOR THE SIX MONTHS ENDED MARCH 31, 2000.

--------------------------------------------------------------------------------
MUNICIPAL BOND FUND

For a Class C share outstanding throughout the period:

                                                                     FOR THE
                                                                   PERIOD FROM
                                                                   10/7/99(1) TO
                                                                     3/31/00
CLASS C PER-SHARE DATA

  Net asset value, beginning of period                                $6.87
--------------------------------------------------------------------------------
  Income from investment operations:

   Net investment income                                               0.15

   Net realized and unrealized loss on investments                    (0.10)
--------------------------------------------------------------------------------
  Total from investment operations                                     0.05
--------------------------------------------------------------------------------
  Less distributions:

   From net investment income                                         (0.15)

   From capital gains                                                 (0.03)

   In excess of capital gains                                         (0.04)
--------------------------------------------------------------------------------
  Total distributions                                                 (0.22)
--------------------------------------------------------------------------------
  Net asset value, end of period                                      $6.70

CLASS C RATIOS/SUPPLEMENTAL DATA

  Total return                                                         0.78%

  Net assets, end of period (in thousands)                             $202

  Ratio of expenses to average net assets                              1.92%(2)

  Ratio of net investment income to average net assets                 4.30%(2)

  Portfolio turnover rate                                              9.41%(3)
================================================================================


(1)  COMMENCEMENT OF OPERATIONS.


(2)  ANNUALIZED.


(3)  FOR THE SIX MONTHS ENDED MARCH 31, 2000.

--------------------------------------------------------------------------------
MUNICIPAL BOND FUND

For a Class Y share outstanding throughout each period:


                                                       FOR THE           FOR THE
                                                      SIX MONTHS        PERIOD FROM
                                                        ENDED         12/30/98(1) TO
                                                       3/31/00           9/30/99
CLASS Y PER-SHARE DATA

  Net asset value, beginning of period                 $6.90             $7.41
----------------------------------------------------------------------------------------
  Income from investment operations:

   Net investment income                               0.19               0.28

   Net realized and unrealized loss on investments    (0.14)             (0.51)
----------------------------------------------------------------------------------------
  Total from investment operations                     0.05              (0.23)
----------------------------------------------------------------------------------------
  Less distributions

   From net investment income                         (0.18)             (0.28)

   From capital gains                                 (0.03)             (0.00)

   In excess of capital gains                         (0.04)             (0.00)
----------------------------------------------------------------------------------------
  Total distributions                                 (0.25)             (0.28)
----------------------------------------------------------------------------------------
  Net asset value, end of period                      $6.70              $6.90

CLASS Y RATIOS/SUPPLEMENTAL DATA

  Total return                                         0.84%             -3.21%

  Net assets, end of period (in thousands)           $7,954                 $2

  Ratio of expenses to average net assets              0.74%(2)           0.67%(2)

  Ratio of net investment income to average net
   assets                                              5.47%(2)           5.08%(2)

  Portfolio turnover rate                              9.41%             30.93%(3)
========================================================================================


(1)  COMMENCEMENT OF OPERATIONS.


(2)  ANNUALIZED.


(3)  FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1999.

[GRAPHIC]
--------------------------------------------------------------------------------
MUNICIPAL HIGH INCOME FUND

This information has been audited by Deloitte & Touche LLP, whose independent auditors' reports, along with the Fund's financial statements for the fiscal year ended September 30, 1999 and the six months ended March 31, 2000, are included in the Fund's SAI, which is available upon request.


For a Class A share outstanding throughout each period(1):


                               FOR THE
                             SIX MONTHS     FOR THE FISCAL YEAR ENDED SEPTEMBER 30,
                                ENDED       ---------------------------------------
                               3/31/00       1999    1998     1997    1996    1995
  CLASS A PER-SHARE DATA
  Net asset value,
  beginning of period           $5.19       $5.69    $5.55   $5.31   $5.27   $5.12
--------------------------------------------------------------------------------------
  Income from investment
  operations:
   Net investment income         0.15       0.31     0.32     0.34    0.34    0.35
   Net realized and unrealized
   gain (loss) on investments   (0.25)     (0.37)    0.21     0.25    0.04    0.17
--------------------------------------------------------------------------------------
  Total from investment
  operations                    (0.10)     (0.06)    0.53     0.59    0.38    0.52
--------------------------------------------------------------------------------------
  Less distributions:
   Declared from net
   investment income            (0.15)     (0.31)   (0.32)   (0.34)  (0.34)  (0.35)
   From capital gains           (0.00)(2)  (0.13)   (0.07)   (0.01)  (0.00)  (0.00)
   In excess of capital gains   (0.00)(2)  (0.00)   (0.00)   (0.00)  (0.00)  (0.02)
--------------------------------------------------------------------------------------
  Total distributions           (0.15)     (0.44)   (0.39)   (0.35)  (0.34)  (0.37)
--------------------------------------------------------------------------------------
  Net asset value, end of
   period                       $4.94      $5.19    $5.69    $5.55   $5.31   $5.27

  CLASS A RATIOS/SUPPLEMENTAL DATA
  Total return(3)              -1.82%     -1.22%    9.88%   11.45%   7.40%  10.63%
  Net assets, end of
  period (in millions)           $437       $510     $522     $474    $400    $383
  Ratio of expenses to
  average net assets             0.95%(4)   0.87%    0.82%   0.78%    0.81%   0.76%
  Ratio of net investment
  income to average net assets   6.03%(4)   5.59%    5.72%   6.19%    6.41%   6.75%
  Portfolio turnover rate       10.60%     26.83%   35.16%  19.47%   26.91%  19.07%
======================================================================================


(1)  ON JANUARY 30, 1996, FUND SHARES OUTSTANDING WERE DESIGNATED CLASS A
     SHARES.


(2)  NOT SHOWN DUE TO ROUNDING.


(3) TOTAL RETURN CALCULATED WITHOUT TAKING INTO ACCOUNT THE SALES LOAD DEDUCTED ON AN INITIAL PURCHASE.


(4)  ANNUALIZED.

--------------------------------------------------------------------------------
MUNICIPAL HIGH INCOME FUND

For a class B share outstanding throughout the period:

                                                                      FOR THE
                                                                    PERIOD FROM
                                                                    10/5/99(1) TO
                                                                     3/31/00
  CLASS B PER-SHARE DATA

  Net asset value, beginning of period                                $5.16
--------------------------------------------------------------------------------
  Income from investment operations:
   Net investment income                                               0.12
   Net realized and unrealized loss on investments                    (0.22)
--------------------------------------------------------------------------------
  Total from investment operations                                    (0.10)
--------------------------------------------------------------------------------
  Less distributions:
   Declared from net investment income                                (0.12)
   From capital gains                                                 (0.00)(2)
   In excess of capital gains                                         (0.00)(2)
--------------------------------------------------------------------------------
  Total distributions                                                 (0.12)
--------------------------------------------------------------------------------
  Net asset value, end of period                                      $4.94

  CLASS B RATIOS/SUPPLEMENTAL DATA
  Total return                                                        -1.88%
  Net assets, end of period (in millions)                                $1
  Ratio of expenses to average net assets                              1.96%(3)
  Ratio of net investment income to average net assets                 5.10%(3)
  Portfolio turnover rate                                             10.60%(4)
================================================================================


(1)  COMMENCEMENT OF OPERATIONS.


(2)  NOT SHOWN DUE TO ROUNDING.


(3)  ANNUALIZED.


(4) FOR THE SIX MONTHS ENDED MARCH 31, 2000.

--------------------------------------------------------------------------------
MUNICIPAL HIGH INCOME FUND

For a Class C share outstanding throughout the period:

                                                                   FOR THE
                                                                 PERIOD FROM
                                                                 10/8/99(1) TO
                                                                   3/31/00
  CLASS C PER-SHARE DATA

  Net asset value, beginning of period                                $5.16
--------------------------------------------------------------------------------
  Income from investment operations:
   Net investment income                                               0.12
   Net realized and unrealized loss on investments                    (0.22)
--------------------------------------------------------------------------------
  Total from investment operations                                    (0.10)
--------------------------------------------------------------------------------
  Less distributions:
   Declared from net investment income                                (0.12)
   From capital gains                                                 (0.00)(2)
   In excess of capital gains                                         (0.00)(2)
--------------------------------------------------------------------------------
  Total distributions                                                 (0.12)
--------------------------------------------------------------------------------
  Net asset value, end of period                                      $4.94

  CLASS C RATIOS/SUPPLEMENTAL DATA
  Total return                                                        -1.91%
  Net assets, end of period (in thousands)                             $331
  Ratio of expenses to average net assets                              1.87%(3)
  Ratio of net investment income to average net assets                 5.16%(3)
  Portfolio turnover rate                                             10.60%(4)
================================================================================


(1)  COMMENCEMENT OF OPERATIONS.


(2)  NOT SHOWN DUE TO ROUNDING.


(3)  ANNUALIZED.


(4)  FOR THE SIX MONTHS ENDED MARCH 31, 2000.

--------------------------------------------------------------------------------
MUNICIPAL HIGH INCOME FUND

For a Class Y share outstanding throughout each period:


                                         FOR THE         FOR THE         FOR THE
                                       SIX MONTHS      PERIOD FROM     PERIOD FROM
                                          ENDED       12/30/98(1) TO     7/1/98(1) TO
                                         3/31/00        9/30/99          8/25/98
  CLASS Y PER-SHARE DATA
  Net asset value, beginning of period    $5.19          $5.65            $5.64
------------------------------------------------------------------------------------------
  Income from investment operations:
   Net investment income                   0.15           0.24             0.05
   Net realized and unrealized
   gain (loss) on investments             (0.25)         (0.33)            0.01
------------------------------------------------------------------------------------------
  Total from investment operations        (0.10)         (0.09)            0.06
------------------------------------------------------------------------------------------
  Less distributions:
   Declared from net investment income    (0.15)         (0.24)         (0.05)
   From capital gains                     (0.00)(2)      (0.13)         (0.00)
   In excess of capital gains             (0.00)(2)      (0.00)         (0.00)
------------------------------------------------------------------------------------------
  Total distributions                     (0.15)         (0.37)         (0.05)
------------------------------------------------------------------------------------------
  Net asset value, end of period          $4.94          $5.19          $5.65

  CLASS Y RATIOS/SUPPLEMENTAL DATA
  Total return                            -1.60%         -1.53%          1.07%
  Net assets, end of period (in thousands)   $2             $2             $0
  Ratio of expenses to average net assets  0.94%(3)       0.80%(3)       0.61%(3)
  Ratio of net investment income
  to average net assets                    5.94%(3)       5.68%(3)       5.99%(3)
  Portfolio turnover rate                 10.60%         26.83%(4)      35.16%(3)
==========================================================================================


(1) CLASS Y SHARES COMMENCED OPERATIONS ON JULY 1, 1998 AND CONTINUED OPERATIONS UNTIL AUGUST 25, 1998 WHEN ALL OUTSTANDING CLASS Y SHARES WERE REDEEMED AT THE ENDING NET ASSET VALUE SHOWN IN THE TABLE. OPERATIONS RECOMMENCED ON DECEMBER 30, 1998.


(2)  NOT SHOWN DUE TO ROUNDING.


(3)  ANNUALIZED.


(4)  FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1999.

[GRAPHIC]
--------------------------------------------------------------------------------
CASH MANAGEMENT

This information has been audited by Deloitte & Touche LLP, whose independent auditors' reports, along with the Fund's financial statements for the fiscal year ended June 30, 1999 and the six months ended December 31, 1999, are included in the Fund's SAI, which is available upon request.


For a Class A share outstanding throughout each period1:


                               FOR THE
                             SIX MONTHS      FOR THE FISCAL YEAR ENDED JUNE 30,
                               ENDED       ----------------------------------------
                              12/31/99     1999     1998     1997     1996     1995
  CLASS A PER-SHARE DATA
  Net asset value,
  beginning of period           $1.00     $1.00    $1.00    $1.00    $1.00    $1.00
-------------------------------------------------------------------------------------
  Net investment income        0.0241    0.0455   0.0484   0.0472   0.0487   0.0465
  Less dividends declared     (0.0241)  (0.0455) (0.0484) (0.0472) (0.0487) (0.0465)
-------------------------------------------------------------------------------------
  Net asset value, end of
  period                        $1.00     $1.00    $1.00    $1.00    $1.00    $1.00

  CLASS A RATIOS/SUPPLEMENTAL DATA
  Total return                   2.47%     4.67%    4.93%    4.80%    5.01%    4.74%
  Net assets, end of
  period (in millions)           $800      $667     $533     $514     $402     $369
  Ratio of expenses to
  average net assets             0.83%(2)  0.83%    0.89%    0.87%    0.91%    0.97%
  Ratio of net investment
  income to average net assets   4.72%(2)  4.54%    4.84%    4.70%    4.89%    4.68%
=====================================================================================


(1)  ON SEPTEMBER 5, 1995, FUND SHARES OUTSTANDING WERE DESIGNATED CLASS A
     SHARES.


(2)  ANNUALIZED.

-------------------------------------------------------------------------------
CASH MANAGEMENT


For a Class B share outstanding throughout the period:


                                                                     FOR THE
                                                                   PERIOD FROM
                                                                   9/9/99(1) to
                                                                    12/31/99

CLASS B PER-SHARE DATA
  Net asset value, beginning of period                                $1.00
-------------------------------------------------------------------------------
  Net investment income                                              0.0120
  Less dividends declared                                           (0.0120)
-------------------------------------------------------------------------------
  Net asset value, end of period                                      $1.00

CLASS B RATIOS/SUPPLEMENTAL DATA

  Total return                                                         1.21%
  Net assets, end of period (in millions)                                 $3
  Ratio of expenses to average net assets                              1.65%(2)
  Ratio of net investment income to average net assets                 4.25%(2)
===============================================================================


(1)COMMENCEMENT OF OPERATIONS.


(2)ANNUALIZED.

-------------------------------------------------------------------------------
CASH MANAGEMENT

For a Class C share outstanding throughout the period:


                                                                     FOR THE
                                                                   PERIOD FROM
                                                                   9/9/99(1) to
                                                                    12/31/99
CLASS C PER-SHARE DATA

  Net asset value, beginning of period                                $1.00
-------------------------------------------------------------------------------
  Net investment income                                              0.0119
  Less dividends declared                                           (0.0119)
-------------------------------------------------------------------------------
  Net asset value, end of period                                      $1.00

CLASS C RATIOS/SUPPLEMENTAL DATA

  Total return                                                         1.20%
  Net assets, end of period (in thousands)                              $160
  Ratio of expenses to average net assets                              1.81%(2)
  Ratio of net investment income to average net assets                 4.13%(2)
===============================================================================


(1)  COMMENCEMENT OF OPERATIONS.


(2)  ANNUALIZED.

This space is intended for your notes and calculations.

This space is intended for your notes and calculations.

This space is intended for your notes and calculations.

This space is intended for your notes and calculations.

This space is intended for your notes and calculations.

[GRAPHIC]
================================================================================

WADDELL & REED ADVISORS FUNDS


CUSTODIAN
UMB Bank, n.a.
928 Grand Boulevard
Kansas City, Missouri 64141

LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N. W.
Washington, D. C.  20036

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1010 Grand Boulevard
Kansas City, Missouri
64106-2232

INVESTMENT MANAGER
Waddell & Reed Investment
Management Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

UNDERWRITER
Waddell & Reed, Inc.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

SHAREHOLDER SERVICING AGENT
Waddell & Reed
Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

ACCOUNTING SERVICES AGENT
Waddell & Reed
Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

[GRAPHIC]
--------------------------------------------------------------------------------

WADDELL & REED ADVISORS FUNDS


You can get more information about each Fund in its --


- STATEMENT OF ADDITIONAL INFORMATION (SAI), which contains detailed information about the Fund, particularly the investment policies and practices. You may not be aware of important information about the Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).


- ANNUAL AND SEMIANNUAL REPORTS TO SHAREHOLDERS, which detail the Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the year covered by the report.


To request a copy of a Fund's current SAI or copies of its most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested via e-mail at request@waddell.com.


Information about each Fund (including the current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC's Public Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 202-942-8090.

   The Funds' SEC file numbers are as follows:
      Waddell & Reed Advisors Funds, Inc. Bond Fund:  811-2552
      Waddell & Reed Advisors Cash Management, Inc.:  811-2922
      Waddell & Reed Advisors Government Securities Fund, Inc.: 811-3458 Waddell & Reed Advisors High Income Fund, Inc.: 811-2907
      Waddell & Reed Advisors High Income Fund II, Inc.: 811-4520 Waddell & Reed Advisors Municipal Bond Fund, Inc.: 811-2657 Waddell & Reed Advisors Municipal High Income Fund, Inc.: 811-4427


[LOGO] WADDELL & REED                                 Waddell & Reed, Inc.
       FINANCIAL SERVICES-Registered Trademark-       6300 Lamar Avenue, P. O. Box 29217
-------------------------                             Shawnee Mission, Kansas 66201-9217
INVESTING. WITH A PLAN-SM-.                           913-236-2000
                                                      888-WADDELL

                WADDELL & REED ADVISORS HIGH INCOME FUND II, INC.

                                6300 Lamar Avenue

                                 P. O. Box 29217

                       Shawnee Mission, Kansas 66201-9217

                                  913-236-2000
                                   888-WADDELL

                                  June 30, 2000



                    STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information (the "SAI") is not a prospectus. Investors should read this SAI in conjunction with the prospectus ("Prospectus") for Waddell & Reed Advisors High Income Fund II, Inc. (the "Fund"), formerly, United High Income Fund II, Inc., dated December 31, 1999, which may be obtained from the Fund or its underwriter, Waddell & Reed, Inc., at the address or telephone number shown above.



                              TABLE OF CONTENTS
     Performance Information................................................    2

     Investment Strategies, Policies and Practices..........................    5

     Investment Management and Other Services...............................   39

     Purchase, Redemption and Pricing of Shares.............................   44

     Directors and Officers.................................................   61

     Payments to Shareholders...............................................   68

     Taxes .................................................................   69

     Portfolio Transactions and Brokerage...................................   73

     Other Information......................................................   75

     Appendix A.............................................................   77

     Financial Statements ..................................................   84

     Waddell & Reed Advisors High Income Fund II, Inc. is a mutual fund; an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, the Fund is an open-end, diversified management company organized as a Maryland corporation on May 8, 1986.

                          PERFORMANCE INFORMATION

     Waddell & Reed, Inc., the Fund's underwriter, or the Fund may, from time to time, publish the Fund's total return information, yield information and/or performance information in advertisements and sales materials.

TOTAL RETURN

     The total return is the overall change in the value of an investment over a given period of time. An average annual total return quotation is computed by finding the average annual compounded rates of return over the one-, five-, and ten-year periods that would equate the initial amount invested to the ending redeemable value. Standardized total return information is calculated by assuming an initial $1,000 investment and, for Class A shares, deducting the maximum sales load of 5.75%. All dividends and distributions are assumed to be reinvested in shares of the applicable class at net asset value for the class as of the day the dividend or distribution is paid. No sales load is charged on reinvested dividends or distributions on Class A shares. The formula used to calculate the total return for a particular class of the Fund is:

     P(1 + T) to the power of n = ERV

     Where :  P = $1,000 initial payment
              T = Average annual total return
              n = Number of years
            ERV = Ending redeemable value of the $1,000
                  investment for the periods shown.

     Non-standardized performance information may also be presented. For example, the Fund may also compute total return for its Class A shares without deduction of the sales load in which case the same formula noted above will be used but the entire amount of the $1,000 initial payment will be assumed to have been invested. If the sales charge applicable to Class A shares were reflected, it would reduce the performance quoted for that class.


     The average annual total return quotations for Class A shares as of March 31, 2000, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

                                                   With            Without
                                                Sales Load        Sales Load
                                                 Deducted          Deducted
One year period from April 1, 1999 to
  March 31, 2000:                                  -6.73%            -1.04%

Five-year period from April 1, 1995 to
  March 31, 2000:                                   6.67%             7.94%

Ten-year period from Aprilr 1, 1990 to
  March 31, 2000:                                   9.36%            10.01%


     Prior to January 12, 1996, the Fund offered only one class of shares to the public. Shares outstanding on that date were designated as Class A shares. Since that date, Class Y shares of the Fund have been available to certain institutional investors.


     The cumulative total return quotation for Class B shares with the maximum deferred sales charge deducted as of March 31, 2000, which is the most recent balance sheet included in this SAI, for the period since class inception on October 4, 1999 to March 31, 2000 was -4.52%.



     The cumulative total return quotation for Class B shares without the maximum deferred sales charge deducted as of March 31, 2000, which is the most recent balance sheet included in this SAI, for the period since class inception on October 4, 1999 to March 31, 2000 was 0.31%.



     The cumulative total return quotation for Class C shares with the maximum deferred sales charge deducted as of March 31, 2000, which is the most recent balance sheet included in this SAI, for the period since class inception on October 4, 1999 to March 31, 2000 was -0.69%.



     The cumulative total return quotation for Class C shares without the maximum deferred sales charge deducted as of March 31, 2000, which is the most recent balance sheet included in this SAI, for the period since class inception on October 4, 1999 to March 31, 2000 was 0.28%.



     The average annual total return quotation for Class Y shares as of March 31, 2000, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:



Period from April 1, 1999 to
     March 31, 2000:                            -0.75%
Period from February 27, 1996* to
     March 31, 2000:                             6.41%
*Date of inception.





     The Fund may also quote unaveraged or cumulative total return for a class which reflects the change in value of an investment in that class over a stated period of time.

Cumulative total return will be calculated according to the formula indicated above but without averaging the rate for the number of years in the period.


YIELD

     Yield refers to the income generated by an investment in the Fund over a given period of time. A yield quoted for a class of the Fund is computed by dividing the net investment income per share of that class earned during the period for which the yield is shown by the maximum offering price per share of that class on the last day of that period according to the following formula:

     Yield = 2((((a - b)/cd)+1) to the power of 6  -1)

Where, with respect to a particular class of the Fund:
       a = dividends and interest earned during the period.
       b = expenses accrued for the period (net of reimbursements).
       c = the average daily number of shares of the class outstanding during the period that were entitled to receive dividends.
       d = the maximum offering price per share of the class on the last day of the period.


     The yield for Class A shares of the Fund computed according to the formula for the 30-day period ended on March 31, 2000, the date of the most recent balance sheet included in this SAI, is 8.75%. The yield for Class B shares of the Fund computed according to the formula for the 30-day period ended on March 31, 2000, the date of the most recent balance sheet included in this SAI, is 8.60%. The yield for Class C shares of the Fund computed according to the formula for the 30-day period ended on March 31, 2000, the date of the most recent balance sheet included in this SAI, is 8.21%. The yield for Class Y shares of the Fund computed according to the formula for the 30-day period ended on March 31, 2000, the date of the most recent balance sheet included in this SAI, is 9.68%.


     Change in yields primarily reflect different interest rates received by the Fund as its portfolio securities change. Yield is also affected by portfolio quality, portfolio maturity, type of securities held and operating expenses of the applicable class.

PERFORMANCE RANKINGS AND OTHER INFORMATION

     Waddell & Reed, Inc. or the Fund also may from time to time publish in advertisements or sales material performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc., or by publications of general interest such as FORBES, MONEY, THE WALL

STREET JOURNAL, BUSINESS WEEK, Barron's, FORTUNE or MORNINGSTAR MUTUAL FUND VALUES. Each class of the Fund may also compare its performance to that of other selected mutual funds or selected recognized market indicators such as the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average. Performance information may be quoted numerically or presented in a table, graph or other illustration. In connection with a ranking, the Fund may provide additional information, such as the particular category to which it related, the number of funds in the category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.


     Performance information for the Fund may be accompanied by information about market conditions and other factors that affected the Fund's performance for the period(s) shown.


     All performance information that the Fund advertises or includes in sales material is historical in nature and is not intended to represent or guarantee future results. The value of a Fund's shares when redeemed may be more or less than their original cost.


              INVESTMENT STRATEGIES, POLICIES AND PRACTICES

     This SAI supplements the information contained in the Prospectus and contains more detailed information about the investment strategies and policies the Fund's investment manager, Waddell & Reed Investment Management Company ("WRIMCO"), may employ and the types of instruments in which the Fund may invest, in pursuit of the Fund's goals. A summary of the risks associated with these instrument types and investment practices is included as well.

     WRIMCO might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by the Fund's investment policies and restrictions. WRIMCO buys an instrument or uses a technique only if it believes that doing so will help the Fund achieve its goals. See "Investment Restrictions and Limitations" for a listing of the fundamental and non-fundamental (e.g., operating) investment restrictions and policies of the Fund.


SECURITIES - GENERAL


     The Fund may invest in securities including common stock, preferred stock, debt securities and convertible securities. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. The Fund may invest in preferred stock rated in any rating category of the established rating services or, if unrated, judged by WRIMCO to be of equivalent quality. Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. Similarly, long-term bonds are generally more sensitive to interest rate changes than short-term bonds.

     Lower quality debt securities (commonly called "junk bonds") are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, WRIMCO's research and credit analysis are an especially important part of managing securities of this type held by the Fund. WRIMCO continuously monitors the issuers of lower-rated debt securities in the Fund's portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

     The Fund may invest in debt securities rated in any rating category of the established rating services, including securities rated in the lowest category (securities rated D by Standard & Poor's ("S&P") and C by Moody's Investors Service, Inc. ("MIS")). Debt securities rated D by S&P or C by MIS are in payment default or are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated at least BBB by S&P or Baa by MIS are considered to be investment grade debt securities. Securities rated BBB or Baa may have speculative characteristics. In addition, the Fund will treat unrated securities judged by WRIMCO to be of equivalent quality to a rated security as having that rating.

     While credit ratings are only one factor WRIMCO relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and the Fund may retain a portfolio security whose rating has been changed.

     The Fund may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security. The issuer of such debt securities, typically an investment banking firm, is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and may also be influenced by interest rate changes. In addition, although the debt securities are typically adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities are also subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

     The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

     The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's offering document. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying stock, sell it to a third party or permit the issuer to redeem the security. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. Thus, any of these actions could have an adverse effect on the Fund's ability to achieve its investment objectives.

     The Fund may also invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer's common stock at the "call price" that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer must also pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer's common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock is also subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, convertible preferred stock is less volatile than the related common stock of the issuer.


SPECIFIC SECURITIES AND INVESTMENT PRACTICES

   COMMON STOCKS

     As a fundamental policy, the Fund will not purchase, or otherwise voluntarily acquire, any common stocks unless, after such purchase or acquisition, not more than 20% of the value of its total assets would be invested in common stocks. This 20% limit includes common stocks acquired on conversion of convertible securities, on exercise of warrants or call options, or in any other voluntary manner. It does not include premiums paid or received in connection with put or call options, or the amount of any margin deposits as to options or futures contracts. If the Fund is invested up to 20% in common stocks, it may still purchase or sell futures and options relating to common stocks. The common stocks that the Fund purchases will be selected to try to achieve either a combination of the Fund's primary and secondary goals, in which case they will be dividend-paying, or its secondary goal, in which case they may not be dividend-paying; however, the Fund does not intend to invest more than 10% of its total assets in non-dividend-paying common stocks.

   U.S. GOVERNMENT SECURITIES

     Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities") are high quality debt instruments issued or guaranteed as to principal or interest by the U.S. Treasury or an agency or instrumentality of the U.S. Government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years). All such Treasury securities are backed by the full faith and credit of the United States.

     U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Fannie Mae (also known as the Federal National Mortgage Association), Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("Ginnie Mae"), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("Freddie Mac"), Farm Credit Banks, Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation, and the Student Loan Marketing Association.

     Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by the Federal National Mortgage Association, are supported only by the credit of the instrumentality and by a pool of mortgage assets. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

     U.S. Government securities may include mortgage-backed securities issued by U.S. Government agencies or instrumentalities including, but not limited to, Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See "Mortgage-Backed and Asset-Backed Securities." Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie

Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. Government to tighten the availability of its credit.

   MONEY MARKET INSTRUMENTS

     Money market instruments are high-quality, short-term debt instruments that present minimal credit risk. They may include U.S. Government securities, commercial paper and other short-term corporate obligations, and certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.

   ZERO COUPON SECURITIES

     Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable maturities that make current distributions of interest in cash.

     The Fund may invest in zero coupon securities that are "stripped" U.S. Treasury notes and bonds, zero coupon bonds of corporate issuers and other securities that are issued with original issue discount ("OID"). The Federal tax law requires that a holder of a security with OID accrue a ratable portion of the OID on the security as income each year, even though the holder may receive no interest payment on the security during the year. Accordingly, although the Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current income attributable to those securities and includable in the dividends paid to its shareholders. Those dividends will be paid from the Fund's cash assets or by liquidation of portfolio securities, if necessary, at a time when the Fund otherwise might not have done so.

     A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

     The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury security and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. Government, a government agency or a corporation in zero coupon form.

   MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

     MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

     The U.S. Government mortgage-backed securities in which the Fund may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae, Fannie Mae or Freddie Mac. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

     The Fund may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders, or other financial institutions. Other types of mortgage-backed securities will likely be developed in the future, and the Fund may invest in them if WRIMCO determines they are consistent with the Fund's goals and investment policies.

     STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security.


     For example, interest-only ("IO") classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor's initial investment, even if the security is guaranteed by the U.S. Government or considered to be of the highest quality. Conversely, principal-only ("PO") classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.


     ASSET-BACKED SECURITIES. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

     SPECIAL CHARACTERISTICS OF MORTGAGE-BACKED AND ASSET-BACKED SECURITIES.
The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

     The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

     Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed-rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or "speed" of these payments can cause the value of the mortgage-backed securities to fluctuate rapidly. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

     The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. Government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value and, in some instances, reduced liquidity of the CMO class.

   VARIABLE OR FLOATING RATE INSTRUMENTS

     Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

   FOREIGN SECURITIES AND CURRENCIES

     The Fund may invest in the securities of foreign issuers, including depositary receipts. In general, depositary receipts are securities convertible into and evidencing ownership of securities of foreign corporate issuers, although depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. American depositary receipts, in registered form, are dollar-denominated receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. International depositary receipts and European depositary receipts, in bearer form, are foreign receipts evidencing a similar arrangement and are designed for use by non-U.S. investors and traders in non-U.S. markets. Global depositary receipts are designed to facilitate the trading of securities of foreign issuers by U.S. and non-U.S. investors and traders.

     WRIMCO believes that there are investment opportunities as well as risks in investing in foreign securities. Individual foreign economies may differ favorably or unfavorably from the U.S. economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies may also differ favorably or unfavorably from domestic companies in the same industry. Foreign currencies may be stronger or weaker than the U.S. dollar or than each other. Thus, the value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. WRIMCO believes that the Fund's ability to invest a substantial portion of its assets abroad might enable it to take advantage of these differences and strengths where they are favorable.

     However, foreign securities and foreign currencies involve additional significant risks, apart from the risks inherent in U.S. investments. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial conditions and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S.
markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be greater possibility of default by foreign governments or government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that WRIMCO will be able to anticipate these potential events or counter their effects.

     The considerations noted above generally are intensified in developing countries. A developing country is a nation that, in WRIMCO's opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the United Kingdom, France, Germany, Italy, Japan and Canada. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

     Certain foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.


     The Fund could also be adversely affected by the conversion of certain European currencies into the euro. This conversion, which is underway, is scheduled to be completed in 2002. However, problems with the conversion process and delays could increase volatility in world capital markets and affect European capital markets in particular.



     The Fund may purchase and sell foreign currency and invest in foreign currency deposits, and may enter into forward currency contracts. The Fund may incur a transaction charge in connection with the exchange of currency. Currency conversion involves dealer spreads and other costs, although commissions are not usually charged. See "Options, Futures and Other Strategies - Forward Currency Contracts."


   RESTRICTED SECURITIES

     Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     There are risks associated with investment in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Fund from reselling the securities at a time when such sale would be desirable. Restricted securities that are traded in foreign markets are often subject to restrictions that prohibit resale to U.S. persons or entities or permit sales only to foreign broker-dealers who agree to limit their resale to such persons or entities. The buyer of such securities must enter into an agreement that, usually for a limited period of time, it will resell such securities subject to such restrictions. Restricted securities in which the Fund seeks to invest need not be listed or admitted to trading on a foreign or domestic exchange and may be less liquid than listed securities. Certain restricted securities, e.g., Rule 144A securities, may be determined to be liquid in accordance with guidelines adopted by the Board of Directors. See "Illiquid Investments".

   LENDING SECURITIES

     Securities loans may be made on a short-term or long-term basis for the purpose of increasing the Fund's income. If the Fund lends securities, the borrower pays the Fund an amount equal to the dividends or interest on the securities that the Fund would have received if it had not lent the securities. Under the Fund's current securities lending procedures, the Fund may lend securities only to broker-dealers and financial institutions deemed creditworthy by WRIMCO.

     Any securities loan that the Fund makes must be collateralized in accordance with applicable regulatory requirements (the "Guidelines"). At the time of each loan, the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. Under the present Guidelines, the collateral must consist of cash, U.S. Government securities or bank letters of credit, at least equal in value to the market value of the securities lent on each day that the loan is outstanding. If the market value of the securities lent exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities lent. If the market value of the securities decreases, the borrower is entitled to return of the excess collateral.

     There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for the Fund to receive interest on the investment of the cash collateral or to receive interest on the U.S. Government securities used as collateral.
Part of the interest received in either case may be shared with the borrower.

     The letters of credit that the Fund may accept as collateral are agreements by banks (other than the borrowers of the Fund's securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Fund, while the letter is in effect, amounts demanded by the Fund if the demand meets the terms of the letter. The Fund's right to make this demand secures the borrower's obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Fund's custodian bank) must be satisfactory to the Fund. The Fund will make loans only under rules of the NYSE, which presently require the borrower to give the securities back to the Fund within five business days after the Fund gives notice to do so. If the Fund loses its voting rights on securities loaned, it will have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. The Fund may pay reasonable finder's, administrative and custodian fees in connection with loans of securities.

     Some, but not all, of these rules are necessary to meet requirements of certain laws relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. These requirements do not, however, cover the present rules, which may be changed without shareholder vote, as to: (i) whom securities may be loaned, (ii) the investment of cash collateral, or (iii) voting rights.

     There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned increases, as well as risks of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially.

   REPURCHASE AGREEMENTS

     The Fund may purchase securities subject to repurchase agreements. The Fund will not enter into a repurchase transaction that will cause more than 10% of its net assets to be invested in illiquid investments, which include repurchase agreements not terminable within seven days. See "Illiquid Investments." A repurchase agreement is an instrument under which the Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

     The majority of the repurchase agreements in which the Fund will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that the Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value and loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. The Fund's repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Fund's custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by WRIMCO.


   WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS

     The Fund may purchase securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. In either case, payment and delivery for the securities take place at a future date. The securities so purchased or sold by the Fund are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when-issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to the Fund until delivery and payment is completed. When the Fund makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the securities in determining its net asset value per share. When the Fund sells a security on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the security. When the Fund makes a commitment to sell securities on a delayed basis, it will record the transaction and thereafter value the securities at the sales price in determining the Fund's net asset value per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

     Ordinarily the Fund purchases securities on a when-issued or delayed-delivery basis with the intention of actually taking delivery of the securities. However, before the securities are delivered to the Fund and before it has paid for them (the "settlement date"), the Fund could sell the securities if WRIMCO decided it was advisable to do so for investment reasons. The Fund will hold aside or segregate cash or other securities, other than those purchased on a when-issued or delayed-delivery basis, at least equal to the amount it will have to pay on the settlement date; these other securities may, however, be sold at or before the settlement date to pay the purchase price of the when-issued or delayed-delivery securities.

   INVESTMENT COMPANY SECURITIES

     The Fund may purchase securities of closed-end investment companies. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

   ILLIQUID INVESTMENTS

     Illiquid investments are investments that cannot be sold or otherwise disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Investments currently considered to be illiquid include:

     (i) repurchase agreements not terminable within seven days;

    (ii) restricted securities not determined to be liquid pursuant to guidelines established by the Fund's Board of Directors;

   (iii) securities for which market quotations are not readily available;

    (iv) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand;

     (v) securities involved in swap, cap, floor and collar transactions;

    (vi) non-government stripped fixed-rate mortgage-backed securities; and

   (vii) over-the-counter ("OTC") options and their underlying collateral.

     The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

   INDEXED SECURITIES

     The Fund may purchase securities the value of which varies in relation to the value of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators, subject to its operating policy regarding derivative instruments. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying investments.

     Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies. Certain indexed securities that are not traded on an established market may be deemed illiquid.

   WARRANTS AND RIGHTS

     Warrants are options to purchase equity securities at specific prices valid for a specific period of time. The prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to a sharp decline in value than the underlying security might be. They are also generally less liquid than an investment in the underlying shares.

   OPTIONS, FUTURES AND OTHER STRATEGIES

     GENERAL. WRIMCO may use certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, "Financial Instruments") to attempt to enhance income or yield or to attempt to hedge the Fund's investments. The strategies described below may be used in an attempt to manage the Fund's foreign currency exposure as well as other risks of the Fund's investments that can affect fluctuation in its net asset value.

     Generally, the Fund may purchase and sell any type of Financial
Instrument. However, as an operating policy, the Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured. Since the Fund is authorized to invest in foreign securities, it may purchase and sell foreign currency derivatives.

     Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

     Conversely, a long hedge is a purchase or sale of a Financial
Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge the Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's portfolio is the same as if the transaction were entered into for speculative purposes.

     Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

     The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the "CFTC"). In addition, the Fund's ability to use Financial Instruments will be limited by tax considerations. See "Taxes."

     In addition to the instruments, strategies and risks described below, WRIMCO expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as WRIMCO develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. WRIMCO may utilize these opportunities to the extent that they are consistent with the Fund's goals and permitted by the Fund's investment limitations and applicable regulatory authorities. The Fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Fund's Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

     SPECIAL RISKS. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow.

     (1) Successful use of most Financial Instruments depends upon WRIMCO's ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

     (2) There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because WRIMCO projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

     (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

     (5) The Fund's ability to close out a position in a Financial
Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.


     COVER. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.


     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     OPTIONS. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

     The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss.

     Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid Investments."

     Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid Investments."

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

     The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

     A type of put that the Fund may purchase is an "optional delivery standby commitment," which is entered into by parties selling debt securities to the Fund. An optional delivery standby commitment gives the Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

     RISKS OF OPTIONS ON SECURITIES. Options offer large amounts of leverage, which will result in the Fund's net asset value being more sensitive to changes in the value of the related instrument. The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

     The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

     If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

     OPTIONS ON INDICES. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

     RISKS OF OPTIONS ON INDICES. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

     Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn that the Fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

     If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.


     OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.


     Generally, OTC foreign currency options used by the Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

     FUTURES CONTRACTS AND OPTIONS THEREON. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

     In addition, futures strategies can be used to manage the average duration of the Fund's fixed-income portfolio. If WRIMCO wishes to shorten the average duration of the Fund's fixed-income portfolio, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If WRIMCO wishes to lengthen the average duration of the Fund's fixed-income portfolio, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain liquid assets in an account.

     RISK OF FUTURES CONTRACTS AND OPTIONS THEREON. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to the differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close future contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

     INDEX FUTURES. The risk of imperfect correlation between movements in the price of an index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, the Fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the Fund has sold index futures contracts to hedge its common stocks against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contracts and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

     Where index futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contracts that is not offset by a reduction in the price of the securities it had anticipated purchasing.





     FOREIGN CURRENCY HEDGING STRATEGIES--SPECIAL CONSIDERATIONS. The Fund may use options and futures contracts on foreign currencies (including the euro), as described above, and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.


     The Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the values of which WRIMCO believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

     The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

     Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

     FORWARD CURRENCY CONTRACTS. The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

     Such transactions may serve as long hedges; for example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a foreign currency.


     The Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euro's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.


     The Fund also may use forward currency contracts to attempt to enhance income or yield. The Fund could use forward currency contracts to increase its exposure to foreign currencies that WRIMCO believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency and WRIMCO believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency.

     The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

     As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     Normally, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, WRIMCO believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of the Fund will be served.

     Successful use of forward currency contracts depends on WRIMCO's skill in analyzing and predicting currency values.

Forward currency contracts may substantially change the Fund's exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as WRIMCO anticipates. There is no assurance that WRIMCO's use of forward currency contracts will be advantageous to the Fund or that WRIMCO will hedge at an appropriate time.

     COMBINED POSITIONS. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     TURNOVER. The Fund's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.


     SWAPS, CAPS, FLOORS AND COLLARS. The Fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to attempt to enhance yield. Swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive cash flows on a notional principal amount, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and selling a floor.

     Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield because, and to the extent, these agreements affect the Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

     Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options.

     The creditworthiness of firms with which the Fund enters into swaps, caps or floors will be monitored by WRIMCO. If a firm's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Fund's custodian that satisfies the requirements of the 1940 Act. The Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. WRIMCO and the Fund believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The Fund understands that the position of the SEC is that assets involved in swap transactions are illiquid and are, therefore, subject to the limitations on investing in illiquid securities.

   BORROWING

     The Fund may borrow money, but only from banks and for emergency or extraordinary purposes. If the Fund does borrow, its share price may be subject to greater fluctuation until the borrowing is paid off.

INVESTMENT RESTRICTIONS AND LIMITATIONS

     Certain of the Fund's investment restrictions and other limitations are described in this SAI. The following are the Fund's fundamental investment limitations set forth in their entirety, which, like the Fund's goals, cannot be changed without shareholder approval. For this purpose, shareholder approval means the approval, at a meeting of Fund shareholders, by the lesser of (1) the holders of 67% or more of the Fund's shares represented at the meeting, if more than 50% of the Fund's outstanding shares are present in person or by proxy or
(2) more than 50% of the Fund's outstanding shares. The Fund may not:

     (i) Purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments;

    (ii) Invest in mineral related programs or leases;

   (iii) With respect to 75% of its total assets, purchase securities of any one issuer (other than cash items and "Government securities" as defined in the 1940 Act), if immediately after and as a result of such purchase, (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of such issuer; or buy the securities of companies in any one industry if more than 25% of the Fund's total assets would then be invested in companies in that industry;

    (iv) Buy shares of other investment companies that redeem their shares. The Fund may buy shares of investment companies that do not redeem their shares if it does so in a regular transaction in the open market and then does not have more than one tenth (I.E., 10%) of its total assets in these shares; the Fund may also buy these shares as part of a merger or consolidation;

     (v) Invest for the purpose of exercising control or management of other companies;

    (vi) Participate on a joint, or a joint and several, basis in any trading account in any securities;

   (vii) Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (1) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (2) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (3) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments;


  (viii) Engage in the underwriting of securities, except to the extent it may be deemed to be an underwriter in connection with the sale of restricted securities;

    (ix) Borrow for investment purposes, that is, to purchase securities. The Fund may borrow money from banks as a temporary measure or for extraordinary or emergency purposes but only up to 5% of its total assets. The Fund may not pledge its assets in connection with any permitted borrowings; however, this policy does not prevent the Fund from pledging its assets in connection with its purchase and sale of futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments;

     (x) Make loans other than certain limited types of loans; the Fund may buy debt securities and other obligations consistent with its goals and other investment policies and restrictions; it can also lend its portfolio securities to the extent allowed, and in accordance with the requirements, under the 1940 Act and enter into repurchase agreements;

    (xi) Buy real estate nor any nonliquid interest in real estate investment trusts; however, the Fund may invest in securities (other than limited partnership interests) issued by companies engaged in such business, including real estate investment trusts; or

   (xii) Issue senior securities.

     THE FOLLOWING INVESTMENT RESTRICTIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF DIRECTORS WITHOUT SHAREHOLDER APPROVAL:

     (i) At least 80% of the Fund's total assets normally will be invested to seek a high level of current income.

    (ii) The Fund does not intend to invest more than 10% of its total assets in non-dividend-paying common stocks.

   (iii) The Fund may not purchase a security if, as a result, more than 10% of its net assets would consist of illiquid securities.

    (iv) The Fund does not intend to invest more than 5% of its total assets in the securities of investment companies that do not redeem their shares.



     (v) To the extent that the Fund enters into futures contracts, options on futures contracts or options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.


     An investment policy or limitation that states a maximum percentage of the Fund's assets that may be so invested or prescribes quality standards is typically applied immediately after, and based on, the Fund's acquisition of an asset. Accordingly, a subsequent change in the asset's value, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.


PORTFOLIO TURNOVER

     A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. The Fund's turnover rate may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for the redemption of its shares.

     The Fund's portfolio turnover rate for the fiscal years ended September 30, 1999 and 1998 was 46.17% and 58.85%, respectively.

                INVESTMENT MANAGEMENT AND OTHER SERVICES


THE MANAGEMENT AGREEMENT

     The Fund has an Investment Management Agreement (the "Management Agreement") with Waddell & Reed, Inc. On January 8, 1992, subject to the authority of the Fund's Board of Directors, Waddell & Reed, Inc. assigned the Management Agreement and all related investment management duties (and related professional staff) to WRIMCO, a wholly owned subsidiary of Waddell & Reed, Inc. Under the Management Agreement, WRIMCO is employed to supervise the investments of the Fund and provide investment advice to the Fund. The address of WRIMCO and Waddell & Reed, Inc. is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. Waddell & Reed, Inc. is the Fund's underwriter.

     The Management Agreement permits WRIMCO, or an affiliate of WRIMCO, to enter into a separate agreement for transfer agency services ("Shareholder Servicing Agreement") and a separate agreement for accounting services ("Accounting Services Agreement") with the Fund. The Management Agreement contains detailed provisions as to the matters to be considered by the Fund's Board of Directors prior to approving any Shareholder Servicing Agreement or Accounting Services Agreement.


WADDELL & REED FINANCIAL, INC.

     WRIMCO is a wholly owned subsidiary of Waddell & Reed, Inc. Waddell &
Reed, Inc. is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company, which is a wholly owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.


     Waddell & Reed, Inc. and its predecessors have served as investment manager to each of the registered investment companies in the Waddell & Reed Advisors Funds (formerly, the United Group of Mutual Funds) since 1940 or the company's inception date, whichever was later, and to Target/United Funds, Inc. since that fund's inception, until January 8, 1992, when it assigned its duties as investment manager for these funds (and the related professional staff) to WRIMCO. WRIMCO has also served as investment manager for W&R Funds, Inc. (formerly, Waddell & Reed Funds, Inc.) since its inception in September 1992. Waddell & Reed, Inc. serves as principal underwriter for the investment companies in the Waddell & Reed Advisors Funds and W&R Funds, Inc. and acts as principal underwriter and distributor for variable life insurance and variable annuity policies for which Target/United Funds, Inc. is the underlying investment vehicle.

SHAREHOLDER SERVICES

     Under the Shareholder Servicing Agreement entered into between the Fund and Waddell & Reed Services Company (the "Agent"), a subsidiary of Waddell & Reed, Inc., the Agent performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Fund and handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Fund's Board of Directors without shareholder approval.


ACCOUNTING SERVICES

     Under the Accounting Services Agreement entered into between the Fund and the Agent, the Agent provides the Fund with bookkeeping and accounting services and assistance, including maintenance of the Fund's records, pricing of the Fund's shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. A new Accounting Services Agreement, or amendments to an existing one, may be approved by the Fund's Board of Directors without shareholder approval.


PAYMENTS BY THE FUND FOR MANAGEMENT, ACCOUNTING AND SHAREHOLDER SERVICES

     Under the Management Agreement, for WRIMCO's management services, the Fund pays WRIMCO a fee as described in the Prospectus. The management fees paid by the Fund to WRIMCO during the Fund's fiscal years ended September 30, 1999, 1998 and 1997 were $2,247,697, $2,302,825 and $2,103,768, respectively.

     For purposes of calculating the daily fee the Fund does not include money owed to it by Waddell & Reed, Inc. for shares which it has sold but not yet paid the Fund. The Fund accrues and pays this fee daily.


     Under the Shareholder Servicing Agreement, for the Class A, Class B and Class C shares, the Fund pays the Agent a monthly fee of $1.3125 for each shareholder account that was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution, of cash or shares, had a record date in that month. For Class Y shares, the Fund pays the Agent a monthly fee equal to one-twelfth of .15 of 1% of the average daily net assets of that class for the preceding month. The Fund also pays certain out-of-pocket expenses of the Agent, including long distance telephone communications costs; microfilm and storage costs for certain documents; forms, printing and mailing costs; charges of any sub-agent used by Agent in performing services under the Shareholder Servicing Agreement; and costs of legal and special services not provided by Waddell & Reed, Inc., WRIMCO or the Agent.

     Under the Accounting Services Agreement, the Fund pays the Agent a monthly fee of one-twelfth of the annual fee shown in the following table.

                         ACCOUNTING SERVICES FEE

                  Average
               Net Asset Level                Annual Fee
          (all dollars in millions)      Rate for Each Level
          -------------------------      -------------------
           From $    0 to $   10                $      0
           From $   10 to $   25                $ 10,000
           From $   25 to $   50                $ 20,000
           From $   50 to $  100                $ 30,000
           From $  100 to $  200                $ 40,000
           From $  200 to $  350                $ 50,000
           From $  350 to $  550                $ 60,000
           From $  550 to $  750                $ 70,000
           From $  750 to $1,000                $ 85,000
                $1,000 and Over                 $100,000

     Fees paid to the Agent for accounting services for the fiscal years ended September 30, 1999, 1998 and 1997 were $60,000 for each of the three years.

     Since the Fund pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, WRIMCO and the Agent, respectively, pay all of their own expenses in providing these services. Amounts paid by the Fund under the Shareholder Servicing Agreement are described above. Waddell & Reed, Inc. and affiliates pay the Fund's Directors and officers who are affiliated with WRIMCO and its affiliates. The Fund pays the fees and expenses of the Fund's other Directors.

     Waddell & Reed, Inc., under an agreement separate from the Management Agreement, Shareholder Servicing Agreement and Accounting Services Agreement, acts as the Fund's underwriter, i.e., sells its shares on a continuous basis. Waddell & Reed, Inc. is not required to sell any particular number of shares and thus sells shares only for purchase orders received. Under this agreement, WRIMCO pays the costs of sales literature, including the costs of shareholder reports used as sales literature, and the costs of printing the prospectus furnished to it by the Fund. The aggregate dollar amount of underwriting commissions for Class A shares for the fiscal years ended September 30, 1999, 1998 and 1997 were $1,114,812, $1,812,811 and $1,267,590, respectively. The amounts retained by WRIMCO for the same periods were $470,096, $768,637 and $537,529, respectively.

     As described in the Prospectus, Waddell & Reed, Inc. reallows to selling broker-dealers a portion of the sales charge paid for purchases of Class A shares. A major portion of the sales charge for Class A shares and the contingent deferred sales charge ("CDSC") for Class B and Class C shares and for certain Class A shares may be paid paid to financial advisors and managers of Waddell & Reed, Inc. and selling broker-dealers. Waddell & Reed, Inc. may compensate its financial advisors as to purchases for which there is no sales or deferred sales charge.


     The Fund pays all of its other expenses. These include the costs of materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Fund under Federal or other securities laws and to the Investment Company Institute and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.


     Under the Distribution and Service Plan (the "Plan") for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, the Fund may pay Waddell & Reed, Inc., the principal underwriter for the Fund, a fee not to exceed 0.25% of the Fund's average annual net assets attributable to Class A shares, paid monthly, to reimburse Waddell & Reed, Inc. for its costs and expenses in connection with, either directly or through others, the distribution of the Class A shares, the provision of personal services to Class A shareholders and/or maintenance of Class A shareholder accounts.






     Waddell & Reed, Inc. offers the Fund's shares through its financial advisors, registered representatives and sales managers ("sales force") and through other broker-dealers, banks and other appropriate intermediaries. In distributing shares through its sales force, Waddell & Reed, Inc. will pay commissions and incentives to the sales force at or about the time of sale and will incur other expenses including costs for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Fund's shares. The Class A Plan permits Waddell & Reed, Inc. to receive reimbursement for these Class A-related distribution activities through the distribution fee, subject to the limit contained in the Plan. The Class A Plan also permits Waddell & Reed, Inc. to be reimbursed for amounts it expends in compensating, training and supporting registered financial advisors, sales managers and/or other appropriate personnel in providing personal services to Class A shareholders of the Fund and/or maintaining Class A shareholder accounts; increasing services provided to Class A shareholders of the Fund by office personnel located at field sales offices; engaging in other activities useful in providing personal service to Class A shareholders of the Fund and/or maintenance of Class A shareholder accounts; and in compensating broker-dealers, and other third parties, who may regularly sell Class A shares of the Fund, and other third parties, for providing shareholder services and/or maintaining shareholder accounts with respect to Class A shares.
Service fees and distribution fees in the amounts of $896,909 and $89,113, respectively, were paid (or accrued) by the Fund under the Class A Plan for the fiscal year ended September 30, 1999.



     To the extent that Waddell & Reed, Inc. incurs expenses for which reimbursement may be made under the Plan that relate to distribution activities also involving another fund in the Waddell & Reed Advisors Funds or W&R Funds, Inc., Waddell & Reed, Inc. typically determines the amount attributable to the Fund's expenses under the Plan on the basis of a combination of the respective classes' relative net assets and number of shareholder accounts.



     Under the Plans adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay Waddell & Reed, Inc., on an annual basis, a service fee of up to 0.25% of the average daily net assets of the class to compensate Waddell & Reed, Inc. for, either directly or through others, providing personal services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the class to compensate Waddell & Reed, Inc. for, either directly or through others, distributing the shares of that class. The Class B Plan and the Class C Plan each permit Waddell & Reed, Inc. to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.


     The only Directors or interested persons, as defined in the 1940 Act, of the Fund who have a direct or indirect financial interest in the operation of a Plan are the officers and Directors who are also officers of either Waddell & Reed, Inc. or its affiliate(s) or who are shareholders of Waddell & Reed Financial, Inc., the indirect parent company of Waddell & Reed, Inc. Each Plan is anticipated to benefit the Fund and its shareholders of the affected class through Waddell & Reed, Inc.'s activities not only to distribute the shares of the affected class but also to provide personal services to shareholders of that class and thereby promote the maintenance of their accounts with the Fund. The Fund anticipates that shareholders of a particular class may benefit to the extent that Waddell & Reed's activities are successful in increasing the assets of the Fund, through increased sales or reduced redemptions, or a combination of these, and reducing a shareholder's share of Fund and class expenses. Increased Fund assets may also provide greater resources with which to pursue the goals of the Fund. Further, continuing sales of shares may also reduce the likelihood that it will be necessary to liquidate portfolio securities, in amounts or at times that may be disadvantageous to the Fund, to meet redemption demands. In addition, the Fund anticipates that the revenues from the Plan will provide Waddell & Reed, Inc. with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to the Fund and the shareholders of the affected class. Each Plan was approved by the Fund's Board of Directors, including the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operations of the Plan or any agreement referred to in the Plan (hereafter, the "Plan Directors"). The Class A Plan was also approved by the affected shareholders of the Fund.

     Among other things, each Plan provides that (i) Waddell & Reed, Inc.
will provide to the Directors of the Fund at least quarterly, and the Directors will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (ii) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved, by the Directors including the Plan Directors acting in person at a meeting called for that purpose, (iii) amounts to be paid by the Fund under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding shares of the affected class of the Fund, and (iv) while the Plan remains in effect, the selection and nomination of the Directors who are Plan Directors will be committed to the discretion of the Plan Directors.


CUSTODIAL AND AUDITING SERVICES


     The Fund's Custodian is UMB Bank, n.a., 928 Grand Boulevard, Kansas
City, Missouri. In general, the Custodian is responsible for holding the Fund's cash and securities. Deloitte & Touche LLP, 1010 Grand Boulevard, Kansas City, Missouri, the Fund's independent auditors, audits the Fund's financial statements.


               PURCHASE, REDEMPTION AND PRICING OF SHARES


DETERMINATION OF OFFERING PRICE

     The net asset value ("NAV") of each class of the shares of the Fund is the value of the assets of that class, less the liabilities of that class, divided by the total number of outstanding shares of that class.


     Class A shares of the Fund are sold at their next determined NAV plus the sales charge described in the Prospectus. The sales charge is paid to Waddell & Reed, Inc., the Fund's underwriter. The price makeup as of March 31, 2000, which is e most recent balance sheet included in this SAI, was as follows:

     NAV per Class A share (Class A
          net assets divided by Class A shares
          outstanding)................................  $3.75
     Add:  selling commission (5.75% of offering
          price)......................................    .23
                                                        -----
     Maximum offering price per Class A share
          (Class A NAV divided by 94.25%).............  $3.98
                                                        =====



     The offering price of a Class A share is its NAV next calculated following acceptance of a purchase order plus the sales charge. The offering price of a Class B, Class C or Class Y share is its NAV next calculated following acceptance of a purchase order.

     The number of shares you receive for your purchase depends on the next offering price after Waddell & Reed, Inc. or an authorized third party receives and accepts your order at its principal business office. You will be sent a confirmation after your purchase which will indicate how many shares you have purchased. Shares are normally issued for cash only.


     Waddell & Reed, Inc. need not accept any purchase order, and it or the Fund may determine to discontinue offering Fund shares for purchase.

     The NAV and offering price per share are ordinarily computed once on each day that the NYSE is open for trading, as of the later of the close of the regular session of the NYSE or of the close of the regular session of any domestic securities or commodities exchange on which an option or futures contract held by the Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. The NAV will change every business day, since the value of the assets and the number of shares outstanding change every day.

     The securities in the portfolio of the Fund, except as otherwise noted, that are listed or traded on a stock exchange, are valued on the basis of the last sale on that day or, lacking any sales, at a price that is the mean between the closing bid and asked prices. Other securities that are traded over-the-counter are priced using the Nasdaq stock market, which provides information on bid and asked prices quoted by major dealers in such stocks. Bonds, other than convertible bonds, are valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities and other assets are valued at amortized cost, which approximates market. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Board of Directors.

     Options and futures contracts purchased and held by the Fund are valued at the last sales price on the securities or commodities exchanges on which they are traded, or, if there are no transactions, at the mean between bid and asked prices. Ordinarily, the close of the regular session for options trading on national securities exchanges is 4:10 p.m. Eastern time and the close of the regular session for commodities exchanges is 4:15 p.m. Eastern time. Futures contracts will be valued by reference to established futures exchanges. The value of a futures contract purchased by the Fund will be either the closing purchase price of the contract or the bid price. Conversely, the value of a futures contract sold by the Fund will be either the closing price or the asked price.

     When the Fund writes a put or call, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is "marked-to-market" (that is, treated as sold for its fair market value) to reflect the current market value of the put or call. If a call the Fund wrote is exercised, the proceeds received on the sale of the related investment are increased by the amount of the premium the Fund received. If the Fund exercised a call it purchased, the amount paid to purchase the related investment is increased by the amount of the premium paid. If a put written by the Fund is exercised, the amount that the Fund pays to purchase the related investment is decreased by the amount of the premium it received. If the Fund exercises a put it purchased, the amount received from the sale of the related investment is reduced by the amount of the premium it paid. If a put or call written by the Fund expires, it has a gain in the amount of the premium; if it enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

     Foreign currency exchange rates are generally determined prior to the close of trading of the regular session of the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the regular session of trading on the NYSE, which events will not be reflected in a computation of the Fund's NAV on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors. The foreign currency exchange transactions of the Fund conducted on a spot (i.e., cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

     Optional delivery standby commitments are valued at fair value under the general supervision and responsibility of the Fund's Board of Directors. They are accounted for in the same manner as exchange-listed puts.


MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS


     For Class A, Class B and Class C shares, initial investments must be at least $500 with the exceptions described in this paragraph. A $100 minimum initial investment pertains to certain exchanges of shares from another fund in the Waddell & Reed Advisors Funds or W&R Funds, Inc. A $50 minimum initial investment pertains to purchases for certain retirement plan accounts and to accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account. A $50 minimum initial investment also pertains to accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account. A minimum initial investment of $25 is applicable to purchases made through payroll deduction for or by employees of WRIMCO, Waddell & Reed, Inc., their affiliates or certain retirement plan accounts. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount. See "Exchanges for Shares of Other Funds in the Waddell & Reed Advisors Funds and W&R Funds, Inc."


     For Class Y shares, investments by government entities or authorities or by corporations must total at least $10 million within the first twelve months after initial investment. There is no initial investment minimum for other Class Y investors.


REDUCED SALES CHARGES (APPLICABLE TO CLASS A SHARES ONLY)

   ACCOUNT GROUPING


     Large purchases of Class A shares are subject to lower sales charges. The schedule of sales charges appears in the Prospectus. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase in any of categories 1 through 7 listed below made by an individual or deemed to be made by an individual may be grouped with purchases in any other of these categories:



1. Purchases by an individual for his or her own account (includes purchases under the Waddell & Reed Advisors Funds Revocable Trust Form);

2. Purchases by that individual's spouse purchasing for his or her own account (includes Waddell & Reed Advisors Funds Revocable Trust Form of spouse);


3. Purchases by that individual or his or her spouse in their joint account;

4. Purchases by that individual or his or her spouse for the account of their child under age 21;


5. Purchase by any custodian for the child of that individual or spouse in a Uniform Transfers to Minors Act ("UTMA") or Uniform Gifts to Minors Act ("UGMA") account;


6. Purchases by that individual or his or her spouse for his or her Individual Retirement Account ("IRA"), salary reduction plan account under Section 457 of the Internal Revenue Code of 1986, as amended, (the "Code") provided that such purchases are subject to a sales charge (see "Net Asset Value Purchases"), tax-sheltered annuity account ("TSA") or Keogh plan account, provided that the individual and spouse are the only participants in the Keogh plan; and

7. Purchases by a trustee under a trust where that individual or his or her spouse is the settlor (the person who establishes the trust).


     For the foregoing categories, an individual's domestic partner is treated as his or her spouse.


     Examples:

     A. Grandmother opens an UGMA account for grandson A; Grandmother has an account in her own name; A's father has an account in his own name; the UGMA account may be grouped with A's father's account but may not be grouped with Grandmother's account;

     B. H establishes a trust naming his children as beneficiaries and appointing himself and his bank as co-trustees; a purchase made in the trust account is eligible for grouping with an IRA account of W, H's wife;

     C. H's will provides for the establishment of a trust for the benefit of his minor children upon H's death; his bank is named as trustee; upon H's death, an account is established in the name of the bank, as trustee; a purchase in the account may be grouped with an account held by H's wife in her own name.

     D. X establishes a trust naming herself as trustee and R, her son, as successor trustee and R and S as beneficiaries; upon X's death, the account is transferred to R as trustee; a purchase in the account may not be grouped with R's individual account. If X's spouse, Y, was successor trustee, this purchase could be grouped with Y's individual account.

     All purchases of Class A shares made under a "qualified" plan -- either an employee benefit plan of an incorporated business or, for an unincorporated business, a Keogh plan in which there is more than one participant where one or more of the participants is other than the spouse of the owner/employer will be grouped. A "qualified" plan is established pursuant to Section 401 of the Code. All qualified plans of any one employer or affiliated employers will also be grouped. An affiliate is defined as an employer that directly, or indirectly, controls or is controlled by or is under control with another employer. All qualified employee benefit plans of an employer who is a franchisor and those of its franchisee(s) may also be grouped.

Example A: Corporation X sets up a defined benefit plan; its subsidiary,
           Corporation Y, sets up a 401(k) plan; all contributions made under both plans will be grouped.

Example B: H has established a Keogh plan; he and his wife W are the only participants in the plan; they may group their purchases made under the plan with any purchases in categories 1 through 7 above.

Example C: H has established a Keogh plan; his wife, W, is a participant and they have hired one or more employees who also become participants in the plan; H and W may not combine any purchases made under the plan with any purchases in categories 1 through 7 above; however, all purchases made under the plan for H, W or any other employee will be combined.

     All purchases of Class A shares made under a simplified employee pension plan ("SEP"), payroll deduction plan or similar arrangement adopted by an employer or affiliated employers (as defined above) may be grouped provided that the employer elects to have all such purchases grouped at the time the plan is set up. If the employer does not make such an election, the purchases made by individual employees under the plan may be grouped with the other accounts of the individual employees described above in "Account Grouping."

     Account grouping as described above is available under the following circumstances.

   ONE-TIME PURCHASES

     A one-time purchase of Class A shares in accounts eligible for grouping may be combined for purposes of determining the availability of a reduced sales charge. In order for an eligible purchase to be grouped, the investor must advise Waddell & Reed, Inc. at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Example: H and W open an account in the Fund and invest $75,000; at the same time, H's parents open up three UGMA accounts for H and W's three minor children and invest $10,000 in each child's name; the combined purchase of $105,000 of Class A shares is subject to a reduced sales load of 4.75% provided that Waddell & Reed, Inc. is advised that the purchases are entitled to grouping.

   RIGHTS OF ACCUMULATION

     If Class A shares are held in any account and an additional purchase is made in that account or in any account eligible for grouping with that account, the additional purchase is combined with the NAV of the existing account as of the date the new purchase is accepted by Waddell & Reed, Inc. for the purpose of determining the availability of a reduced sales charge.

Example: H is a current Class A shareholder who invested in the Fund three years ago. His account has a NAV of $80,000. His wife, W, now wishes to invest $20,000 in Class A shares of the Fund. W's purchase will be combined with H's existing account and will be entitled to a reduced sales charge of 4.75%. H's original purchase was subject to a full sales charge and the reduced charge does not apply retroactively to that purchase.

     In order to be entitled to Rights of Accumulation, the purchaser must inform Waddell & Reed, Inc. that the purchaser is entitled to a reduced charge and provide Waddell & Reed, Inc. with the name and number of the existing account(s) with which the purchase may be combined.




   LETTER OF INTENT


     The benefit of a reduced sales charge for larger purchases of Class A shares is also available under an Letter of Intent ("LOI"). By signing an LOI form, which is available from Waddell & Reed, Inc., the purchaser indicates an intention to invest, over a 13-month period, a dollar amount which is sufficient to qualify for a reduced sales charge. The 13-month period begins on the date the first purchase made under the Letter is accepted by Waddell & Reed, Inc. Each purchase made from time to time under the LOI is treated as if the purchaser were buying at one time the total amount which he or she intends to invest. The sales charge applicable to all purchases of Class A shares made under the terms of the LOI will be the sales charge in effect on the beginning date of the 13-month period.

     In determining the amount which the purchaser must invest in order to qualify for a reduced sales charge under an LOI, the investor's Rights of Accumulation (see above) will be taken into account; that is, Class A shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described above, will be included.



Example: H signs an LOI indicating his intent to invest in his own name a dollar amount sufficient to entitle him to purchase Class A shares at the sales charge applicable to a purchase of $100,000. H has an IRA account and the Class A shares held under the IRA in the Fund have a NAV as of the date the LOI is accepted by Waddell & Reed, Inc. of $15,000; H's wife, W, has an account in her own name invested in another fund in the Waddell & Reed Advisors Funds which charges the same sales load as the Fund, with a NAV as of the date of acceptance of the LOI of $10,000; H needs to invest $75,000 in Class A shares over the 13-month period in order to qualify for the reduced sales load applicable to a purchase of $100,000.



     A copy of the LOI signed by a purchaser will be returned to the purchaser after it is accepted by Waddell & Reed, Inc. and will set forth the dollar amount of Class A shares which must be purchased within the 13-month period in order to qualify for the reduced sales charge.



     If a purchaser holds shares which have been purchased under a contractual plan, the shares held under the plan will be taken into account in determining the amount which must be invested under the LOI only if the contractual plan has been completed.



     The minimum initial investment under an LOI is 5% of the dollar amount which must be invested under the Letter. An amount equal to 5% of the purchase required under the LOI will be held "in escrow." If a purchaser does not, during the period covered by the LOI, invest the amount required to qualify for the reduced sales charge under the terms of the LOI, he or she will be responsible for payment of the sales charge applicable to the amount actually invested. The additional sales charge owed on purchases of Class A shares made under an LOI which is not completed will be collected by redeeming part of the shares purchased under the LOI and held "in escrow" unless the purchaser makes payment of this amount to Waddell & Reed, Inc. within 20 days of Waddell & Reed, Inc.'s request for payment.



     If the actual amount invested is higher than the amount an investor intends to invest, and is large enough to qualify for a sales charge lower than that available under the LOI, the lower sales charge will apply.

     An LOI does not bind the purchaser to buy, or Waddell & Reed, Inc. to sell, the shares covered by the LOI.



     With respect to LOIs for $2,000,000 or purchases otherwise qualifying for no sales charge under the terms of the LOI, the initial investment must be at least $200,000.



     The value of any shares redeemed during the 13-month period which were acquired under the LOI will be deducted in computing the aggregate purchases under the LOI.


     Letters of Intent are not available for purchases made under an SEP plan where the employer has elected to have all purchases under the SEP grouped.


   OTHER FUNDS IN THE WADDELL & REED ADVISORS FUNDS AND W&R FUNDS, INC.



     Reduced sales charges for larger purchases of Class A shares apply to purchases of any of the Class A shares of any of the funds in the Waddell & Reed Advisors Funds and the W&R Funds, Inc. subject to a sales charge. A purchase of Class A shares, or Class A shares held, in any of the funds in the Waddell & Reed Advisors Funds and/or the W&R Funds, Inc. subject to a sales charge will be treated as an investment in the Fund in determining the applicable sales charge. For these purposes, Class A shares of Waddell & Reed Advisors Cash Management, Inc. (formerly, United Cash Management, Inc.) that were acquired by exchange of another Waddell & Reed Advisors Fund or W&R Funds, Inc. Class A shares on which a sales charge was paid, plus the shares paid as dividends on those acquired shares, are also taken into account.



NET ASSET VALUE PURCHASES OF CLASS A SHARES


     Class A shares of the Fund may be purchased at NAV by the Directors and officers of the Fund or of any affiliated entity of Waddell & Reed, Inc., employees of Waddell & Reed, Inc. or of any of its affiliates, financial advisors of Waddell & Reed, Inc. and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and financial advisor. "Child" includes stepchild; "parent" includes stepparent. Purchases of Class A shares in an IRA sponsored by Waddell & Reed, Inc. established for any of these eligible purchasers may also be at NAV. Purchases of Class A shares in any tax-qualified retirement plan under which the eligible purchaser is the sole participant may also be made at NAV. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser are also eligible for NAV purchases of Class A shares. "Employees" include retired employees. A "retired employee" is an individual separated from service from Waddell & Reed, Inc., or from an affiliated company, with a vested interest in any Employee Benefit Plan sponsored by Waddell & Reed, Inc. or any of its affiliated companies.

"Employees" also include individuals who, on November 6, 1998, were employees (including retired employees) of a company that on that date was an affiliate of Waddell & Reed, Inc. "Financial advisors" include retired financial advisors. A "retired financial advisor" is any financial advisor who was, at the time of separation from service from Waddell & Reed, Inc., a Senior Financial Advisor. A custodian under the UGMA or UTMA purchasing for the child or grandchild of any employee or financial advisor may purchase Class A shares at NAV whether or not the custodian himself is an eligible purchaser.



     Until March 31, 2001, Class A shares may also be purchased at NAV by persons who are clients of Legend Equities Corporation ("Legend") if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the Waddell & Reed Advisors Funds or W&R Funds, Inc. and the purchase is made within 60 days of such redemption.


     Purchases of Class A shares in a 401(k) plan having 100 or more eligible employees and purchases of Class A shares in a 457 plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records, may be made at NAV.

     Shares may also be issued at NAV in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.


REASONS FOR DIFFERENCES IN PUBLIC OFFERING PRICE OF CLASS A SHARES


     As described herein and in the Prospectus, there are a number of instances in which the Fund's Class A shares are sold or issued on a basis other than at the maximum public offering price, that is, the NAV plus the highest sales charge. Some of these instances relate to lower or eliminated sales charges for larger purchases of Class A shares, whether made at one time or over a period of time as under an LOI or Rights of Accumulation. See the table of sales charges in the Prospectus. The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, (ii) certain quantity discounts are required by rules of the National Association of Securities Dealers, Inc. (as is elimination of sales charges on the reinvestment of dividends and distributions), and (iii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.



     In general, the reasons for the other instances in which there are reduced or eliminated sales charges for Class A shares are as follows. Exchanges at NAV are permitted because a sales charge has already been paid on the shares exchanged. Sales of Class A shares without a sales charge are permitted to Directors, officers and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage responsibility and interest in the Waddell & Reed Advisors Funds and an identification with its aims and policies. Limited reinvestments of redemptions of Class A shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted by the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. Reduced or eliminated sales charges may also be used for certain short-term promotional activities by Waddell & Reed, Inc. In no case in which there is a reduced or eliminated sales charge are the interests of existing shareholders adversely affected since, in each case, the Fund receives the NAV per share of all shares sold or issued.


FLEXIBLE WITHDRAWAL SERVICE FOR CLASS A, CLASS B AND CLASS C SHAREHOLDERS


     If you qualify, you may arrange to receive through the Flexible
Withdrawal Service (the "Service") regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class A, Class B or Class C shares that you own of the Fund or of any of the funds in the Waddell & Reed Advisors Funds or W&R Funds, Inc. It would be a disadvantage to an investor to make additional purchases of Class A shares while the Service is in effect because it would result in duplication of sales charges. Class B and Class C shares and certain Class A shares to which the CDSC otherwise applies that are redeemed under the Service are not subject to a CDSC. Applicable forms to start the Service are available through Waddell & Reed Services Company.


     The maximum amount of the withdrawal for monthly, quarterly, semiannual and annual withdrawals is 2%, 6%, 12% and 24% respectively of the value of your account at the time the Service is established. The withdrawal proceeds are not subject to the deferred sales charge, but only within these percentage limitations. The minimum withdrawal is $50. The Service, and this exclusion from the deferred sales charge, does not apply to a one-time withdrawal.


     To qualify for the Service, you must have invested at least $10,000 in Class A, Class B or Class C shares which you still own of any of the funds in the Waddell & Reed Advisors Funds or W&R Funds, Inc.; or, you must own Class A, Class B or Class C shares having a value of at least $10,000. The value for this purpose is the value at the current offering price.


     You can choose to have your shares redeemed to receive:

     1. a monthly, quarterly, semiannual or annual payment of $50 or more;

     2. a monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the account (you select the percentage); or

     3. a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

     Shares are redeemed on the 20th day of the month in which the payment is to be made, or on the prior business day if the 20th is not a business day. Payments are made within five days of the redemption.


     Retirement plan accounts may be subject to a fee imposed by the plan custodian for use of the Service.


     If you have a share certificate for the shares you want to make available for the Service, you must enclose the certificate with the form initiating the Service.


     The dividends and distributions on shares of a class you have made available for the Service are paid in additional shares of that class. All payments are made by redeeming shares, which may involve a gain or loss for tax purposes. To the extent that payments under the Service exceed dividends and distributions, the number of shares you own will decrease. When all of the shares in your account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity, an income or return on your investment.


     You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. You may, at any time, redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Fund can also terminate the Service by notifying you in writing.

     After the end of each calendar year, information on shares redeemed will be sent to you to assist you in completing your Federal income tax return.


EXCHANGES FOR SHARES OF OTHER FUNDS IN THE WADDELL & REED ADVISORS FUNDS AND W&R FUNDS, INC.


   CLASS A SHARE EXCHANGES


     Once a sales charge has been paid on Class A shares of a fund in the Waddell & Reed Advisors Funds or the W&R Funds, Inc., these shares and any shares added to them from dividends or distributions paid in shares may be freely exchanged for Class A shares of another fund in the Waddell & Reed Advisors Funds or the W&R Funds, Inc. The shares you exchange must be worth at least $100 or you must already own shares of the fund in the Waddell & Reed Advisors Funds or the W&R Funds, Inc. into which you want to exchange.



     You may exchange Class A shares you own in another fund in the Waddell
& Reed Advisors Funds or the W&R Funds, Inc. for Class A shares of the Fund without charge if (i) a sales charge was paid on these shares, or (ii) the shares were received in exchange for shares for which a sales charge was paid, or (iii) the shares were acquired from reinvestment of dividends and distributions paid on such shares. (There may have been one or more such exchanges so long as a sales charge was paid on the shares originally purchased.) Also, shares acquired without a sales charge because the purchase was $2 million or more will be treated the same as shares on which a sales charge was paid.



     Shares of Waddell & Reed Advisors Municipal Bond Fund, Inc., Waddell &
Reed Advisors Government Securities Fund, Inc., Waddell & Reed Advisors Municipal High Income Fund, Inc. (formerly, United Municipal Bond Fund, Inc., United Government Securities Fund, Inc., United Municipal High Income Fund, Inc., respectively), W&R Funds, Inc. Municipal Bond Fund and Limited-Term Bond Fund (formerly, Waddell & Red Funds, Inc.) are the exceptions and special rules apply. Class A shares of these funds may be exchanged for Class A shares of the Fund only if (i) you received those shares as a result of one or more exchanges of shares on which a maximum sales charge was originally paid (currently 5.75%), or (ii) the shares have been held from the date of the original purchase for at least six months.



     Subject to the above rules regarding sales charges, you may have a specific dollar amount of Class A shares of Waddell & Reed Advisors Cash Management, Inc. automatically exchanged each month into Class A shares of the Fund or any other fund in the Waddell & Reed Advisors Funds, provided you already own Class A shares of the fund. The shares of Waddell & Reed Advisors Cash Management, Inc. which you designate for automatic exchange must be worth at least $100, which may be allocated among the Class A shares of different funds in the Waddell & Reed Advisors Funds so long as each fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.


     You may redeem your Class A shares of the Fund and use the proceeds to purchase Class Y shares of the Fund if you meet the criteria for purchasing Class Y shares.

   CLASS B SHARE EXCHANGES


     You may exchange Class B shares of the Fund for Class B shares of other funds in the Waddell & Reed Advisors Funds and/or W&R Funds, Inc. without charge.


     The redemption of the Fund's Class B shares as part of an exchange is not subject to the deferred sales charge. For purposes of computing the deferred sales charge, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.


     You may have a specific dollar amount of Class B shares of Waddell &
Reed Advisors Cash Management, Inc. automatically exchanged each month into Class B shares of the Fund or any other fund in the Waddell & Reed Advisors Funds, provided you already own Class B shares of a fund. The shares of Waddell & Reed Advisors Cash Management, Inc. which you designate for automatic exchange must be worth at least $100, which may be allocated among different Funds so long as each Fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.


   CLASS C SHARE EXCHANGES


     You may exchange Class C shares of the Fund for Class C shares of other funds in the Waddell & Reed Advisors Funds and/or W&R Funds, Inc. without charge.


     The redemption of the Fund's Class C shares as part of an exchange is not subject to the deferred sales charge. For purposes of computing the deferred sales charge, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.


     You may have a specific dollar amount of Class C shares of Waddell &
Reed Advisors Cash Management, Inc. automatically exchanged each month into Class C shares of the Fund or any other fund in the Waddell & Reed Advisors Funds, provided you already own Class C shares of a fund. The shares of Waddell & Reed Advisors Cash Management, Inc. which you designate for automatic exchange must be worth at least $100, which may be allocated among different Funds so long as each Fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.


   CLASS Y SHARE EXCHANGES


     Class Y shares of the Fund may be exchanged for Class Y shares of any other fund in the Waddell & Reed Advisors Funds or for Class A shares of Waddell & Reed Advisors Cash Management, Inc.

   GENERAL EXCHANGE INFORMATION

     When you exchange shares, the total shares you receive will have the same aggregate NAV as the total shares you exchange. The relative values are those next figured after your exchange request is received in good order.


     These exchange rights and other exchange rights concerning the other funds in the Waddell & Reed Advisors Funds and/or W&R Funds, Inc., can, in most instances, be eliminated or modified at any time and any such exchange may not be accepted.



RETIREMENT PLANS


     Your account may be set up as a funding vehicle for a retirement plan.
For individual taxpayers meeting certain requirements, Waddell & Reed, Inc. offers model or prototype documents for the following retirement plans. All of these plans involve investment in shares of the Fund (or shares of certain other funds in the Waddell & Reed Advisors Funds or W&R Funds, Inc.).


     INDIVIDUAL RETIREMENT ACCOUNTS (IRAS). Investors having earned income may set up a plan that is commonly called an IRA. Under a traditional IRA, an investor can contribute each year up to 100% of his or her earned income, up to an annual maximum of $2,000 (provided the investor has not reached the age 70 1/2. For a married couple, the annual maximum is $4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year, even if one spouse had no earned income. Generally, the contributions are deductible unless the investor (or, if married, either spouse) is an active participant in a qualified retirement plan or if, notwithstanding that the investor or one or both spouses so participate, their adjusted gross income does not exceed certain levels. However, a married investor who is not an active participant, files jointly with his or her spouse and whose combined adjusted gross income does not exceed $150,000, is not affected by the spouse's active participant status.

     An investor may also use a traditional IRA to receive a rollover contribution that is either (a) a direct rollover distribution from an employer's plan or (b) a rollover of an eligible distribution paid to the investor from an employer's plan or another IRA. To the extent a rollover contribution is made to a traditional IRA, the distribution will not be subject to Federal income tax until distributed from the IRA. A direct rollover generally applies to any distribution from an employer's plan (including a custodial account under Section 403(b)(7) of the Code, but not an IRA) other than certain periodic payments, required minimum distributions and other specified distributions. In a direct rollover, the eligible rollover distribution is paid directly to the IRA, not to the investor. If, instead, an investor receives payment of an eligible rollover distribution, all or a portion of that distribution generally may be rolled over to an IRA within 60 days after receipt of the distribution. Because mandatory Federal income tax withholding applies to any eligible rollover distribution which is not paid in a direct rollover, investors should consult their tax advisers or pension consultants as to the applicable tax rules. If you already have an IRA, you may have the assets in that IRA transferred directly to an IRA offered by Waddell & Reed, Inc.


     ROTH IRAS. Investors whose adjusted gross income (or combined adjusted gross income, if married) does not exceed certain levels may establish and contribute up to $2,000 to a Roth IRA (or to any combination of Roth and traditional IRAs). In addition, for an investor whose adjusted gross income does not exceed $100,000 (and who is not married filing a separate return), certain distributions from traditional IRAs may be rolled over to a Roth IRA and any of the investor's traditional IRAs may be converted into a Roth IRA; these rollover distributions and conversions are, however, subject to Federal income tax.


     Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in the Roth IRA, and withdrawals of earnings are not subject to Federal income tax if the account has been held for at least five years and the account holder has reached age 59 1/2 (or certain other conditions apply).

     EDUCATION IRAS. Although not technically for retirement savings, Education IRAs provide a vehicle for saving for a child's higher education. An Education IRA may be established for the benefit of any minor, and any person whose adjusted gross income does not exceed certain levels may contribute to an Education IRA, provided that no more than $500 may be contributed for any year to Education IRAs for the same beneficiary. Contributions are not deductible and may not be made after the beneficiary reaches age 18; however, earnings accumulate tax free, and withdrawals are not subject to tax if used to pay the qualified higher education expenses of the beneficiary (or a member of his or her family).

     SIMPLIFIED EMPLOYEE PENSION (SEP) PLANS. Employers can make contributions to SEP-IRAs established for employees. Generally, an employer may contribute up to 15% of compensation or $25,500, whichever is less, per year for each employee.

     SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE PLANS). An employer with 100 or fewer employees who does not sponsor another active retirement plan may sponsor a SIMPLE plan to contribute to its employees' retirement accounts. A SIMPLE plan can be funded by either an IRA or a 401(k) plan. In general, an employer can choose to match employee contributions dollar-for-dollar (generally, up to 3% of the employee's compensation) or may contribute to all eligible employees 2% of their compensation, whether or not they defer salary to their SIMPLE plans. SIMPLE plans involve fewer administrative requirements, generally, than 401(k) or other qualified plans.

     KEOGH PLANS. Keogh plans, which are available to self-employed individuals, are defined contribution plans that may be either a money purchase plan or a profit-sharing plan. As a general rule, an investor under a defined contribution Keogh plan can contribute each year up to 25% of his or her annual earned income, with an annual maximum of $30,000.

     457 PLANS. If an investor is an employee of a state or local government or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement in accordance with Section 457 of the Code.

     TSAS - CUSTODIAL ACCOUNTS AND TITLE I PLANS. If an investor is an employee of a public school system or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement through a custodian account under Section 403(b) of the Code. Some organizations have adopted Title I plans, which are funded by employer contributions in addition to employee deferrals.

     PENSION AND PROFIT-SHARING PLANS, INCLUDING 401(K) PLANS. With a 401(k) plan, employees can make tax-deferred contributions into a plan to which the employer may also contribute, usually on a matching basis. An employee may defer each year up to 25% of compensation, subject to certain annual maximums, which may be increased each year based on cost-of-living adjustments.

     More detailed information about these arrangements and applicable forms are available from Waddell & Reed, Inc. These plans may involve complex tax questions as to premature distributions and other matters.
Investors should consult their tax adviser or pension consultant.


REDEMPTIONS


     The Prospectus gives information as to redemption procedures.
Redemption payments are made within seven days from receipt of request, unless delayed because of emergency conditions determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemption of shares of the Fund may be made in portfolio securities when the Fund's Board of Directors determines that conditions exist making cash payments undesirable. Redemptions made in securities will be made only in readily marketable securities. Securities used for payment of redemptions are valued at the value used in figuring NAV. There would be brokerage costs to the redeeming shareholder in selling such securities. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.


REINVESTMENT PRIVILEGE

     The Fund offers a one-time reinvestment privilege that allows you to reinvest without charge all or part of any amount of Class A shares you redeem from the Fund by sending the Fund the amount you wish to reinvest. The amount you return will be reinvested in Class A shares at the NAV next calculated after the Fund receives the returned amount. Your written request to reinvest and the amount to be reinvested must be received within forty-five days after your redemption request was received, and the Fund must be offering Class A shares at the time your reinvestment request is received. You can do this only once as to Class A shares of the Fund. You do not use up this privilege by redeeming Class A shares to invest the proceeds at NAV in a Keogh plan or an IRA.


     There is also a reinvestment privilege for Class B and Class C shares and, where applicable, certain Class A shares under which you may reinvest all or part of any amount of the shares you redeemed and have the corresponding amount of the deferred sales charge, if any, which you paid restored to your account by adding the amount of that charge to the amount you are reinvesting in shares of the same class. If Fund shares of that class are then being offered, you can put all or part of your redemption payment back into such shares at the NAV next calculated after you have returned the amount. Your written request to do this must be received within forty-five days after your redemption request was received. You can do this only once as to Class B, Class C and Class A shares of the Fund. For purposes of determining future deferred sales charges, the reinvestment will be treated as a new investment. You do not use up this privilege by redeeming shares to invest the proceeds at NAV in a Keogh plan or an IRA.


MANDATORY REDEMPTION OF CERTAIN SMALL ACCOUNTS

     The Fund has the right to compel the redemption of shares held under any account or any plan if the aggregate NAV of such shares (taken at cost or value as the Board of Directors may determine) is less than $500. The Board of Directors has no intent to compel redemptions in the foreseeable future. If it should elect to compel redemptions, shareholders who are affected will receive prior written notice and will be permitted 60 days to bring their accounts up to the minimum before this redemption is processed.

                           DIRECTORS AND OFFICERS

     The day-to-day affairs of the Fund are handled by outside organizations selected by the Board of Directors. The Board of Directors has responsibility for establishing broad corporate policies for the Fund and for overseeing overall performance of the selected experts. It has the benefit of advice and reports from independent counsel and independent auditors. The majority of the Directors are not affiliated with Waddell & Reed, Inc.


     The principal occupation during the past five years of each Director and officer is stated below. Each of the persons listed through and including Mr. Vogel is a member of the Fund's Board of Directors. The other persons are officers of the Fund but are not members of the Board of Directors. For purposes of this section, the term "Fund Complex" includes each of the registered investment companies in the Waddell & Reed Advisors Funds, W&R Funds, Inc. and Target/United Funds, Inc. Each of the Fund's Directors is also a Director of each of the other funds in the Fund Complex and each of its officers is also an officer of one or more of the funds in the Fund Complex.






KEITH A. TUCKER*
     Chairman of the Board of Directors of the Fund and each of the other funds in the Fund Complex; Chairman of the Board of Directors, Chief Executive Officer and Director of Waddell & Reed Financial, Inc.; President, Chairman of the Board of Directors, Director and Chief Executive Officer of Waddell & Reed Financial Services, Inc.; Chairman of the Board of Directors and Director of WRIMCO, Waddell & Reed, Inc. and Waddell & Reed Services Company; formerly, President of each of the funds in the Fund Complex; formerly, Chairman of the Board of Directors of Waddell & Reed Asset Management Company, a former affiliate of Waddell & Reed Financial, Inc. Date of birth: February 11, 1945.






JAMES M. CONCANNON
950 Docking Road
Topeka, Kansas  66615
     Dean and Professor of Law, Washburn University School of Law; Director, AmVestors CBO II Inc. Date of birth: October 2, 1947.






JOHN A. DILLINGHAM
4040 Northwest Claymont Drive
Kansas City, Missouri  64116
     President of JoDill Corp., an agricultural company; President and Director of Dillingham Enterprises Inc.; formerly, Director and consultant, McDougal Construction Company; formerly, Instructor at Central Missouri State University; formerly, Member of the Board of Police Commissioners, Kansas City, Missouri; formerly, Senior Vice President-Sales and Marketing of Garney Companies, Inc., a specialty utility contractor. Date of birth:
January 9, 1939.






DAVID P. GARDNER
263 West 3rd Avenue
San Mateo, California  94402
     Chairman and Chief Executive Officer of George S. and Delores Dor'e
Eccles Foundation; Director of First Security Corp., a bank holding company, and Director of Fluor Corp., a company with interests in coal; formerly, President of Hewlett Foundation. Date of birth: March 24, 1933.






LINDA K. GRAVES*
1 South West Cedar Crest Road
Topeka, Kansas  66606
     First Lady of Kansas; formerly, Partner, Levy and Craig, P.C., a law firm. Date of birth: July 29, 1953.






JOSEPH HARROZ, JR.
125 South Creekdale Drive
Norman, Oklahoma  73072
     General Counsel of the Board of Regents at the University of Oklahoma; Adjunct Professor of Law at the University of Oklahoma College of Law; Managing Member, Harroz Investments, L.L.C.; formerly, Vice President for Executive Affairs of the University of Oklahoma; formerly, Attorney with Crowe & Dunlevy, a law firm. Date of birth: January 17, 1967.






JOHN F. HAYES
20 West 2nd Avenue
P. O. Box 2977
Hutchinson, Kansas  67504-2977
    Director of Central Bank and Trust; Director of Central Financial Corporation; Chairman of the Board of Directors, Gilliland & Hayes, P.A., a law firm; formerly, President of Gilliland & Hayes, P.A.; formerly, Director of Central Properties, Inc. Date of birth: December 11, 1919.






ROBERT L. HECHLER*
     President and Principal Financial Officer of the Fund and each of the other funds in the Fund Complex; Executive Vice President, Chief Operating Officer and Director of Waddell & Reed Financial, Inc.; Executive Vice President, Chief Operating Officer, Director and Treasurer of Waddell & Reed Financial Services, Inc.; Executive Vice President, Principal Financial Officer, Director and Treasurer of WRIMCO; President, Chief Executive Officer, Principal Financial Officer, Director and Treasurer of Waddell & Reed, Inc.; Director and Treasurer of Waddell & Reed Services Company; Chairman of the Board of Directors, Chief Executive Officer, President and Director of Fiduciary Trust Company of New Hampshire, an affiliate of Waddell & Reed, Inc.; Director of Legend Group Holdings, LLC, Legend Advisory Corporation, Legend Equities Corporation, Advisory Services Corporation, The Legend Group, Inc. and LEC Insurance Agency, Inc.; formerly, Vice President of each of the funds in the Fund Complex; formerly, Director and Treasurer of Waddell & Reed Asset Management Company; formerly, President of Waddell & Reed Services Company. Date of birth: November 12, 1936.

HENRY J. HERRMANN*
     Vice President of the Fund and each of the other funds in the Fund
Complex; President, Chief Investment Officer, and Director of Waddell & Reed Financial, Inc.; Executive Vice President, Chief Investment Officer and Director of Waddell & Reed Financial Services, Inc.; Director of Waddell & Reed, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO; Chairman of the Board of Directors of Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO; formerly, President, Chief Executive Officer, Chief Investment Officer and Director of Waddell & Reed Asset Management Company. Date of birth: December 8, 1942.






GLENDON E. JOHNSON
13635 Deering Bay Drive
Unit 284
Miami, Florida  33158
     Retired; formerly, Director and Chief Executive Officer of John Alden Financial Corporation and its subsidiaries. Date of birth: February 19, 1924.






WILLIAM T. MORGAN*
928 Glorietta Blvd.
Coronado, California  92118
     Retired; formerly, Chairman of the Board of Directors and President of each of the funds in the Fund Complex then in existence. (Mr. Morgan retired as Chairman of the Board of Directors and President of the funds in the Fund Complex then in existence on April 30, 1993); formerly, President, Director and Chief Executive Officer of WRIMCO and Waddell & Reed, Inc.; formerly, Chairman of the Board of Directors of Waddell & Reed Services Company. Date of birth:
April 27, 1928.






RONALD C. REIMER
2601 Verona Road
Mission Hills, Kansas  66208
     Retired. Co-founder and teacher at Servant Leadership School of Kansas City; Director and Vice President of Network Rehabilitation Services; Board Member, Member of Executive Committee and Finance Committee of Truman Medical Center; formerly, Employment Counselor and Director of McCue-Parker Center. Date of birth:
August 3, 1934.






FRANK J. ROSS, JR.*
700 West 47th Street
Kansas City, Missouri  64112
     Shareholder, Polsinelli, White, Vardeman & Shalton, a law firm; Director of Columbian Bank and Trust. Date of birth: April 9, 1953.






ELEANOR B. SCHWARTZ
1213 West 95th Court, Chartwell 4
Kansas City, Missouri  64114
     Professor of Business Administration, University of Missouri-Kansas City; formerly, Chancellor, University of Missouri-Kansas City.
Date of birth:  January 1, 1937.

FREDERICK VOGEL III
1805 West Bradley Road
Milwaukee, Wisconsin  53217
     Retired.  Date of birth:  August 7, 1935.






DANIEL C. SCHULTE
     Vice President, Assistant Secretary and General Counsel of the Fund and each of the other funds in the Fund Complex; Vice President, Secretary and General Counsel of Waddell & Reed Financial, Inc.; Senior Vice President, Secretary and General Counsel of Waddell & Reed Financial Services Company, Waddell & Reed, Inc., WRIMCO and Waddell & Reed Services Company; Secretary and Director of Fiduciary Trust Company of New Hampshire, an affiliate of Waddell & Reed, Inc.; formerly, Assistant Secretary of Waddell & Reed Financial, Inc.; formerly, an attorney with Klenda, Mitchell, Austerman & Zuercher, L.L.C. Date of birth: December 8, 1965.



KRISTEN A. RICHARDS
     Vice President, Secretary and Associate General Counsel of the Fund and each of the other funds in the Fund Complex; Vice President and Associate General Counsel of WRIMCO; formerly, Assistant Secretary of the Fund and each of the other funds in the Fund Complex; formerly, Compliance Officer of WRIMCO. Date of birth:
December 2, 1967.






THEODORE W. HOWARD
     Vice President, Treasurer and Principal Accounting Officer of the Fund and each of the other funds in the Fund Complex; Vice President of Waddell & Reed Services Company. Date of birth: July 18, 1942.


LOUISE D. RIEKE
     Vice President of the Fund and two other funds in the Fund Complex; Vice President of WRIMCO; formerly, Vice President of Waddell & Reed Asset Management Company; formerly, Vice President of Waddell & Reed, Inc.
Date of birth:  April 24, 1949.

     The address of each person is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 unless a different address is given.

     The Directors who may be deemed to be "interested persons" as defined in the 1940 Act of the Fund's underwriter, Waddell & Reed, Inc., or of WRIMCO are indicated as such by an asterisk.


     The Board of Directors has created an honorary position of Director Emeritus, whereby an incumbent Director who has attained the age of 70 may, or if elected on or after May 31, 1993 and has attained the age of 75 must, resign his or her position as Director and, unless he or she elects otherwise, will serve as Director Emeritus provided the Director has served as a Director of the Funds for at least five years which need not have been consecutive.A Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her capacity as Director Emeritus, but he or she has no authority or responsibility with respect to the management of the Fund. Messrs. Henry L. Bellmon, Jay B. Dillingham, Doyle Patterson, Ronald K. Richey and Paul S.
Wise retired as Directors of the Fund and of each of the funds in the Fund Complex, and each serves as Director Emeritus.



     The funds in the Waddell & Reed Advisors Funds, Target/United Funds,
Inc. and W&R Funds, Inc. pay to each Director, effective October 1, 1999, an annual base fee of $50,000, plus $3,000 for each meeting of the Board of Directors attended and effective January 1, 2000, an annual base fee of $52,000 plus $3,250 for each meeting of the Board of Directors attended, plus reimbursement of expenses for attending such meeting and $500 for each committee meeting attended which is not in conjunction with a Board of Directors meeting, other than Directors who are affiliates of Waddell & Reed, Inc. (prior to October 1, 1999, the funds in the Waddell & Reed Advisors Funds, Target/United Funds, Inc. and Waddell & Reed Funds, Inc. paid to each Director an annual base fee of $48,000 plus $2,500 for each meeting of the Board of Directors attended). The fees to the Directors are divided among the funds in the Waddell & Reed Advisors Funds, Target/United Funds, Inc. and W&R Funds, Inc. based on the funds' relative size. During the Fund's fiscal year ended September 30, 1999, the Fund's Directors received the following fees for service as a director:


                               COMPENSATION TABLE

                                                      Total
                                Aggregate          Compensation
                              Compensation           From Fund
                                  From               and Fund
Director                          Fund               Complex*
--------                      ------------         ------------
Robert L. Hechler                  $    0             $     0
Henry J. Herrmann                       0                   0
Keith A. Tucker                         0                   0
James M. Concannon                    992              59,000
John A. Dillingham                    992              59,000
David P. Gardner                      952              56,500
Linda K. Graves                       992              59,000
Joseph Harroz, Jr.                    929              56,500
John F. Hayes                         992              59,000
Glendon E. Johnson                  1,001              59,500
William T. Morgan                     992              59,000
Ronald C. Reimer                      926              56,500
Frank J. Ross, Jr.                    992              59,000
Eleanor B. Schwartz                 1,001              59,500
Frederick Vogel III                 1,001              59,500

*No pension or retirement benefits have been accrued as a part of Fund expenses.


     The officers are paid by WRIMCO or its affiliates.



SHAREHOLDINGS


    As of May 31, 2000, all of the Fund's Directors and officers as a group owned less than 1% of the outstanding shares of the Fund. The following table sets forth information with respect to the Fund, as of May 31, 2000, regarding the ownership of the Fund's shares.



                                               Shares owned
Name and Address                               Beneficially
of Beneficial Owner                  Class     or of Record      Percent
-------------------                  -----     ------------      -------
Fiduciary Tr Co NH Cust              Class B      36,458          8.56%
IRA
FBO Henry Hicks Moore
417 E Intendencia St
Pensacola FL 32501-6139

Fiduciary Tr Co NH Cust              Class B      23,988          5.63%
IRA Rollover
FBO David L Thompson
1401 S Glendale Ave
Sioux Falls SD  57105-1415

Florence Groce                       Class B      32,157          7.55%
3203 W 7th St
The Dalles OR  97058-4471

Ray B. Holzhuter &                   Class C       8,141         17.15%
Jean M. Holzhuter Jtn Ros (TOD)
2124 Pheasant Ln
Salina KS  67401-1316

Frances Snow Robinson (TOD)          Class C       2,604          5.49%
818 South Judson
Fort Scott KS  66701-2610

Fiduciary Trust Co NH Cust           Class C       4,243          8.94%
IRA Rollover
FBO Gene Bunting Jr
440 Quarry Rd NW
Albany OR  97321-1554

Stephen J Uramkin (TOD)              Class C       3,921          8.26%
2104 E Lilac Ter
Arlington Heights IL  60004-3503

Laurene M Simpson (TOD)              Class C       2,539          5.35%
2115 White Cloud Cir
Twin Falls ID  83301-8345

Judity E Laudien (TOD)               Class C       5,049         10.64%
402 Beacon Ln #701
Valparaiso IN  46383-3583

Fiduciary Tr Co NH Cust              Class C       2,603          5.48%
IRA
Fbo Henry Hicks Moore
417 E Indendencia St
Pensacola FL  32501-6139

Phila Alumnae Chapter                Class C       2,732          5.76%
 Delta Sigma
Theta Sorority Inc
P. O. Box 7496
Philadelphia PA  19101-7496

Waddell & Reed                       Class Y     629,579         95.29%
     Financial, Inc.
401(k) and Thrift Plan
6300 Lamar Avenue
Overland Park KS 66201


                          PAYMENTS TO SHAREHOLDERS


GENERAL

     There are three sources for the payments the Fund makes to you as a shareholder of a class of shares of the Fund, other than payments when you redeem your shares. The first source is net investment income, which is derived from the dividends, interest and earned discount on the securities the Fund holds ,less expenses (which will vary by class). The second source is net realized capital gains, which are derived from the proceeds received from the Fund's sale of securities at a price higher than the Fund's tax basis (usually cost) in such securities, less losses from the sales of securities at a price lower than the Fund's basis therein; these gains can be either long-term or short-term, depending on how long the Fund has owned the securities before it sells them. The third source is net realized gains from foreign currency transactions. The payments made to shareholders from net investment income, net short-term capital gains and net realized gains from certain foreign currency transactions are called dividends.

     The Fund pays distributions from net capital gains (the excess of net long-term capital gains over net short-term capital losses). It may or may not have such gains, depending on whether securities are sold and at what price. If the Fund has net capital gains, it will ordinarily pay distributions once each year, in the latter part of the fourth calendar quarter, except to the extent it has net capital losses carried over from a prior year or years to offset the gains.


CHOICES YOU HAVE ON YOUR DIVIDENDS AND DISTRIBUTIONS

     On your application form, you can give instructions that (i) you want cash for your dividends and distributions,, (ii) you want your dividends and distributions paid in shares of the Fund of the same class as that with respect to which they were paid, or (iii) you want cash for your dividends and want your distributions paid in shares of the Fund of the same class as that with respect to which they were paid. However, a total dividend and/or distribution amount less than five dollars will be automatically paid in shares of the Fund of the same class as that with respect to which they were paid. You can change your instructions at any time. If you give no instructions, your dividends and distributions will be paid in shares of the Fund of the same class as that with respect to which they were paid. All payments in Fund shares are at NAV without any sales charge. The NAV used for this purpose is that computed as of the record date for the dividend or distribution, although this could be changed by the Board of Directors.

     Even if you receive dividends and distributions on Fund shares in cash, you can thereafter reinvest them (or distributions only) in shares of the Fund at NAV (i.e., with no sales charge) next calculated after receipt by Waddell & Reed, Inc. of the amount clearly identified as a reinvestment. The reinvestment must be within forty-five days after the payment.


                                    TAXES


GENERAL


     The Fund has qualified since inception for treatment as a regulated investment company ("RIC") under the Code, so that it is relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gains and net gains from certain foreign currency transactions) that it distributes to its shareholders. To continue to qualify for treatment as a RIC, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies or other income (including gains from options, futures contracts or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities ("50% Diversification Requirement"); and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

     If the Fund failed to qualify for treatment as a RIC for any taxable year, (a) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders) and (b) the shareholders would treat all distributions out of its earnings and profits, including distributions of net capital gains, as dividends (that is, ordinary income). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before qualifying for RIC treatment.

     Dividends and distributions declared by the Fund in December of any year and payable to its shareholders of record on a date in that month are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year even if they are paid by the Fund during the following January. Accordingly, those dividends and distributions will be taxed to the shareholders for the year in which that December 31 falls.


     If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of short-term, capital loss to the extent of any distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for a dividend or distribution, the investor will receive some portion of the purchase price back as a taxable dividend or distribution.



     The Fund will be subject to a nondeductible 4% excise tax ("Excise
Tax") to the extent it fails to distribute, by the end of any calendar year, substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these purposes, the Fund may defer into the next calendar year net capital losses incurred between November 1 and the end of the current calendar year. It is the policy of the Fund to pay sufficient dividends and distributions each year to avoid imposition of the Excise Tax.



INCOME FROM FOREIGN SECURITIES

     Dividends and interest received and gains realized, by the Fund, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the

United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.


FOREIGN CURRENCY GAINS AND LOSSES

     Gains or losses (1) from the disposition of foreign currencies including forward currency contracts, (2) on the disposition of each debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.


INCOME FROM OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACTS AND FOREIGN
CURRENCIES

     The use of hedging and option income strategies, such as writing
(selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts and forward currency contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

     Any income the Fund earns from writing options is treated as short-term capital gain. If the Fund enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If an option written by the Fund lapses without being exercised, the premium it received also will be a short-term capital gain. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund receives will be added to the exercise price to determine the gain or loss on the sale.

     Certain options, futures contracts and forward currency contracts in which the Fund may invest may be "section 1256 contracts." Section 1256 contracts held by the Fund at the end of its taxable year, other than contracts subject to a "mixed straddle" election made by the Fund, are "marked-to-market" (that is, treated as sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60%
of any net realized gains or losses from any actual sales of section 1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax and other purposes. The Fund may need to distribute any mark-to-market gains to its shareholders to satisfy the Distribution Requirement and/or avoid imposition of the Excise Tax, even though it may not have closed the transactions and received cash to pay the distributions.


     Code section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which the Fund may invest. That section defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options, futures contracts and forward currency contracts are personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that would otherwise be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If the Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Fund are not entirely clear.


     If the Fund has an appreciated financial position -- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward currency contract entered into by the Fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).


ZERO COUPON AND PAYMENT-IN-KIND SECURITIES

     The Fund may acquire zero coupon or other securities issued with OID.
As the holder of those securities, the Fund must include in its income the OID that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, the Fund must include in its gross income securities it receives as "interest" on payment-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, in order to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.


                    PORTFOLIO TRANSACTIONS AND BROKERAGE


     One of the duties undertaken by WRIMCO pursuant to the Management
Agreement is to arrange the purchase and sale of securities for the portfolio of the Fund. Transactions in securities other than those for which an exchange is the primary market are generally effected with dealers acting as principals or market makers. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The individual who manages the Fund may manage other advisory accounts with similar investment objectives. It can be anticipated that the manager will frequently place concurrent orders for all or most accounts for which the manager has responsibility or WRIMCO may otherwise combine orders for the Fund with those of other funds in the Waddell & Reed Advisors Funds, Target/United Funds, Inc. and W&R Funds, Inc. or other accounts for which it has investment discretion, including accounts affiliated with WRIMCO. WRIMCO, at its discretion, may aggregate such orders. Under current written procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, for a transaction not involving an initial public offering ("IPO"), WRIMCO will ordinarily allocate the transaction pro rata based on the orders placed, subject to certain variances provided for in the written procedures. For a partially filled IPO order, subject to certain variances specified in the written procedures, WRIMCO generally allocates the shares as follows: the IPO shares are initially allocated pro rata among the included funds and/or advisory accounts grouped according to investment objective, based on relative total assets of each group; and the shares are then allocated within each group prorata based on relative total assets of the included funds and/or advisory accounts, except that (a) within a group having a small cap-related investment objective, shares are allocated on a rotational basis after taking into account the impact of the anticipated initial gain on the value of the included fund or advisory account and (b) within a group having a mid-cap-related investment objective, shares are allocated based on the portfolio manager's judgment, including but not limited to such factors as the fund's or advisory account's investments strategies and policies, cash availability, any minimum investment policy, liquidity, anticipated term of the investment and current securities positions.



     In all cases, WRIMCO seeks to implement its allocation procedures to achieve a fair and equitable allocation of securities among its funds and other advisory accounts. Sharing in large transactions could affect the price the Fund pays or receives or the amount it buys or sells. As well, a better negotiated commission may be available through combined orders.


     To effect the portfolio transactions of the Fund, WRIMCO is authorized to engage broker-dealers ("brokers") which, in its best judgment based on all relevant factors, will implement the policy of the Fund to seek "best execution" (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. WRIMCO need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund. Subject to review by the Board of Directors, such policies include the selection of brokers which provide execution and/or research services and other services, including pricing or quotation services directly or through others ("research and brokerage services") considered by WRIMCO to be useful or desirable for its investment management of the Fund and/or the other funds and accounts over which WRIMCO has investment discretion.

     Research and brokerage services are, in general, defined by reference to Section 28(e) of the Securities Exchange Act of 1934 as including (i) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers, (ii) furnishing analyses and reports, or (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). "Investment discretion" is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account, or making those decisions even though someone else has responsibility.

     The commissions paid to brokers that provide such research and/or brokerage services may be higher than the commission another qualified broker would charge for effecting comparable transactions if a good faith determination is made by WRIMCO that the commission is reasonable in relation to the research or brokerage services provided. Subject to the foregoing considerations, WRIMCO may also consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions. No allocation of brokerage or principal business is made to provide any other benefits to WRIMCO.

     The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIMCO and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist WRIMCO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made by WRIMCO.

     Such investment research, which may be supplied by a third party at the request of a broker, includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of WRIMCO; serves to make available additional views for consideration and comparisons; and enables WRIMCO to obtain market information on the price of securities held in the Fund's portfolio or being considered for purchase. The Fund may also use its brokerage to pay for pricing or quotation services to value securities.

     During the Fund's fiscal years ended September 30, 1999, 1998 and 1997, it paid brokerage commissions of $43,015, $7,715 and $19,948, respectively. These figures do not include principal transactions or spreads or concessions on principal transactions, i.e., those in which the Fund sells securities to a broker-dealer firm or buys from a broker-dealer firm securities owned by it.

     During the Fund's fiscal year ended September 30, 1999, the transactions, other than principal transactions, which were directed to broker-dealers who provided research services as well as execution totaled $12,734,199 on which $22,854 in brokerage commissions were paid. These transactions were allocated to these broker-dealers by the internal allocation procedures described above.


     The Fund, WRIMCO and Waddell & Reed, Inc. have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that permits their respective directors, officers and employees to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics subjects covered personnel to certain restrictions that include prohibited activities, pre-clearance requirements and reporting obligations.



                              OTHER INFORMATION


THE SHARES OF THE FUND


     The Fund offers four classes of shares: Class A, Class B, Class C and
Class Y. Each class represents an interest in the same assets of the Fund and differ as follows: each class of shares has exclusive voting rights on matters appropriately limited to that class; Class A shares are subject to an initial sales charge and to an ongoing distribution and/or service fee and certain Class A shares are subject to a contingent deferred sales charge; Class B and Class C are subject to a CDSC and to ongoing distribution and service fees; Class B shares converts to Class A shares eight years after the month in which the shares were purchased; and Class Y shares, which are designated for institutional investors, have no sales charge nor ongoing distribution and/or service fee. Each class may bear differing amounts of certain class-specific expenses and each class has a separate exchange privilege. The Fund does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the Fund by virtue of those classes. On an ongoing basis, the Board of Directors will consider whether any such conflict exists and, if so, take appropriate action. Each share of the Fund is entitled to equal voting, dividend, liquidation and redemption rights, except that due to the differing expenses borne by the classes, dividends and liquidation proceeds of Class B shares and Class C shares are expected to be lower than for Class A shares, which in turn are expected to be lower than for Class Y shares of the Fund. Each fractional share of a class has the same rights, in proportion, as a full share of that class. Shares are fully paid and nonassessable when purchased.


     The Fund does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval will be presented to shareholders at a meeting called by the Board of Directors for such purpose.

     Special meetings of shareholders may be called for any purpose upon receipt by the Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the Bylaws are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the 1940 Act applies to the Fund, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

     Each share (regardless of class) has one vote. All shares of the Fund vote together as a single class, except as to any matter for which a separate vote of any class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular classes, in which case only the shareholders of the affected classes are entitled to vote, each as a separate class.

                                   APPENDIX A

     The following are descriptions of some of the ratings of securities which the Fund may use. The Fund may also use ratings provided by other nationally recognized statistical rating organizations in determining the securities eligible for investment.


DESCRIPTION OF BOND RATINGS

     STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC. An S&P corporate bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2. Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA also qualifies as high quality debt. Capacity to pay interest and repay principal is very strong, and debt rated AA differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC -- Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI -- The rating CI is reserved for income bonds on which no interest is being paid.

     D -- Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace periods. The D rating will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-) -- To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     Debt Obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

     MOODY'S INVESTORS SERVICE, INC. A brief description of the applicable MIS rating symbols and their meanings follows:

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


DESCRIPTION OF PREFERRED STOCK RATINGS

     STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC. An S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

     The preferred stock ratings are based on the following considerations:

1. Likelihood of payment - capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

2. Nature of, and provisions of, the issue;

3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA -- A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A -- An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB -- An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the 'A' category.

     BB, B, CCC -- Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CC -- The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

     C -- A preferred stock rated C is a non-paying issue.

     D -- A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

     NR -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     Plus (+) or minus (-) -- To provide more detailed indications of preferred stock quality, the rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     A preferred stock rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or based on other circumstances.

     MOODY'S INVESTORS SERVICE, INC. Because of the fundamental differences between preferred stocks and bonds, a variation of MIS' familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

     NOTE: MIS applies numerical modifiers 1, 2 and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Preferred stock rating symbols and their definitions are as follows:

     aaa -- An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa -- An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

     a -- An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa -- An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba -- An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b -- An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa -- An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca -- An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c -- This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
MARCH 31, 2000

                                                                                  SHARES                     VALUE
COMMON AND PREFERRED STOCKS
   AND WARRANTS
BUSINESS SERVICES - 0.63%
   Clear Channel Communications, Inc.* ................................           28,932               $  1,998,116
   Cybernet Internet Services
      International, Inc., Warrants (A)* ..............................            1,000                    100,000
      Total ...........................................................                                   2,098,116

CABLE AND OTHER PAY TELEVISION SERVICES - 0.16%
   Adelphia Communications Corporation,
      13.0% Preferred .................................................            5,000                    540,000

CHEMICALS AND ALLIED PRODUCTS - 1.52%
   Smith International, Inc.* .........................................           65,000                  5,037,500

COMMUNICATION - 2.18%
   Allegiance Telecom, Inc., Warrants (A)*.............................            2,500                    375,000
   Crown Castle International Corp.* ..................................           30,000                  1,135,312
   IXC Communications, Inc.,
      12.5% Preferred .................................................              317                    326,510
   IntelCom Group Inc., Warrants (A)* .................................            7,425                    222,750
   Intermedia Communications Inc.,
      13.5% Preferred* ................................................            3,751                  3,601,625
   MetroNet Communications Corp.,
      Warrants (A)* ...................................................            1,000                    145,000
   ONO Finance Plc, Rights (A)* .......................................            2,500                    375,000
   OnePoint Communications Corp.,
      Warrants (A)* ...................................................            2,000                     40,000
   Primus Telecommunications Group,
      Incorporated, Warrants* .........................................            2,000                    124,000
   VersaTel Telecom International N.V.,
      Warrants (A)* ...................................................            1,500                    900,000
      Total ...........................................................                                   7,245,197

ELECTRIC, GAS AND SANITARY SERVICES - 0.00%
   Consolidated Hydro, Inc.,
      Class B Warrants* ...............................................            7,578                         15
   Consolidated Hydro, Inc.,
      Class C Warrants* ...............................................            4,919                         10
      Total ...........................................................                                          25

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 0.50%
   Level 3 Communications, Inc.* ......................................           15,000                  1,585,781
   Metricom, Inc., Warrants* ..........................................            1,250                     62,500
      Total ...........................................................                                   1,648,281

ENGINEERING AND MANAGEMENT SERVICES - 0.05%
   Harris Interactive Inc.* ...........................................           26,400                    174,488

FOOD AND KINDRED PRODUCTS - 0.50%
   Keebler Foods Company ..............................................           57,500                  1,649,531

                                  SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
MARCH 31, 2000

                                                                                  SHARES                      VALUE
COMMON AND PREFERRED STOCKS AND
   WARRANTS (CONTINUED)
NONDEPOSITORY INSTITUTIONS - 0.25%
   California Federal Preferred Capital
      Corporation, 9.125% Preferred ...................................           37,500               $    820,313

OIL AND GAS EXTRACTION - 0.67%
   Burlington Resources Incorporated ..................................           60,000                  2,220,000

PAPER AND ALLIED PRODUCTS - 0.18%
   SF Holdings Group, Inc., Class C (A)*...............................              870                          9
   SF Holdings Group, Inc., 13.75%
      Preferred .......................................................              100                    455,000
   SF Holdings Group, Inc., 13.75%
      Preferred (A)* ..................................................               30                    135,554
      Total ...........................................................                                     590,563

PETROLEUM AND COAL PRODUCTS - 1.43%
   Exxon Mobil Corporation ............................................           35,000                  2,723,437
   Royal Dutch Petroleum Company,
      NY Shares .......................................................           35,000                  2,014,688
      Total ...........................................................                                   4,738,125

PRINTING AND PUBLISHING - 0.30%
   PRIMEDIA Inc., 10.0% Preferred .....................................           10,000                  1,007,500

RADIO AND TELEVISION BROADCASTING STATIONS - 0.78%
   Infinity Broadcasting Corporation,
      Class A* ........................................................           80,500                  2,606,188

RADIO TELEPHONE COMMUNICATIONS - 0.64%
   Microcell Telecommunications Inc.,
      Warrants (A)* ...................................................           20,000                  1,798,120
   Powertel, Inc., Warrants* ..........................................            5,600                    324,800
      Total ...........................................................                                   2,122,920

TOTAL COMMON AND PREFERRED STOCKS
   AND WARRANTS - 9.79%                                                                                $ 32,498,747
   (Cost: $24,742,589)


                                                                               PRINCIPAL
                                                                               AMOUNT IN
                                                                               THOUSANDS
CORPORATE DEBT SECURITIES
AGRICULTURAL PRODUCTION - CROPS - 0.39%
   Hines Horticulture, Inc.,
      11.75%, 10-15-05 ................................................          $ 1,301                  1,307,505

AMUSEMENT AND RECREATION SERVICES - 3.80%
   Aztar Corporation,
      8.875%, 5-15-07 .................................................            1,150                  1,040,750
   Hollywood Park, Inc.,
      9.25%, 2-15-07 ..................................................            1,750                  1,723,750

                                  SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
MARCH 31, 2000


                                                                               PRINCIPAL
                                                                               AMOUNT IN
                                                                               THOUSANDS                      VALUE
CORPORATE DEBT SECURITIES (CONTINUED)
AMUSEMENT AND RECREATION SERVICES (CONTINUED)
   Mohegan Tribal Gaming Authority,
      8.75%, 1-1-09 ...................................................          $ 1,000               $    937,500
   Premier Parks Inc.:
      9.25%, 4-1-06 ...................................................            2,000                  1,860,000
      9.75%, 6-15-07 ..................................................            2,500                  2,356,250
   Station Casinos, Inc.:
      10.125%, 3-15-06 ................................................            1,000                  1,007,500
      8.875%, 12-1-08 .................................................            2,500                  2,300,000
   YankeeNets LLC,
      12.75%, 3-1-07 (A) ..............................................            1,500                  1,380,000
      Total ...........................................................                                  12,605,750

AUTO REPAIR, SERVICES AND PARKING - 0.59%
   Avis Rent A Car, Inc.,
      11.0%, 5-1-09 ...................................................            2,000                  1,970,000

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.29%
   TravelCenters of America, Inc.,
      10.25%, 4-1-07 ..................................................            1,000                    960,000

BUSINESS SERVICES - 5.24%
   Adams Outdoor Advertising Limited Partnership,
      10.75%, 3-15-06 .................................................            1,750                  1,785,000
   Coinmach Corporation,
      11.75%, 11-15-05 ................................................            3,000                  2,850,000
   Cybernet Internet Services
      International, Inc.,
      14.0%, 7-1-09 ...................................................            1,000                    800,000
   Lamar Advertising Company:
      9.625%, 12-1-06 .................................................            2,000                  2,000,000
      8.625%, 9-15-07 .................................................            1,250                  1,181,250
   National Equipment Services, Inc.,
      10.0%, 11-30-04 .................................................            3,750                  3,553,125
   PSINet, Inc.:
      10.0%, 2-15-05 ..................................................            4,000                  3,780,000
      10.5%, 12-1-06 (A) ..............................................            1,500                  1,440,000
      Total ...........................................................                                  17,389,375

CABLE AND OTHER PAY TELEVISION SERVICES - 7.53%
   Adelphia Communications Corporation:
      10.25%, 7-15-00 .................................................            1,250                  1,250,000
      9.25%, 10-1-02 ..................................................              950                    940,500
      10.5%, 7-15-04 ..................................................            1,500                  1,515,000
   CSC Holdings, Inc.,
      8.125%, 8-15-09 .................................................            2,000                  2,016,300

                                  SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
MARCH 31, 2000

                                                                               PRINCIPAL
                                                                               AMOUNT IN
                                                                               THOUSANDS                      VALUE
CORPORATE DEBT SECURITIES (CONTINUED)
CABLE AND OTHER PAY TELEVISION SERVICES (CONTINUED)
   Charter Communications Holdings, LLC
      and Charter Communications Holdings
      Capital Corporation,
      8.625%, 4-1-09 ..................................................          $ 1,750               $  1,540,000
   Classic Cable, Inc.,
      9.375%, 8-1-09 ..................................................            1,750                  1,618,750
   Comcast UK Cable Partners Limited,
      0.0%, 11-15-07 (B) ..............................................            4,000                  3,800,000
   Diamond Cable Communications Plc,
      0.0%, 12-15-05 (B) ..............................................            3,000                  2,865,000
   Diamond Holdings plc,
      9.125%, 2-1-08 ..................................................            1,500                  1,432,500
   FrontierVision Holdings, L.P.,
      11.0%, 10-15-06 .................................................            1,500                  1,533,750
   Renaissance Media Group LLC,
      0.0%, 4-15-08 (B) ...............................................            1,750                  1,155,000
   Telewest Communications plc:
      0.0%, 10-1-07 (B) ...............................................            1,500                  1,402,500
      0.0%, 4-15-09 (A)(B) ............................................            1,000                    565,000
   United International Holdings, Inc.,
      0.0%, 2-15-08 (B) ...............................................            5,000                  3,375,000
      Total ...........................................................                                  25,009,300

CHEMICALS AND ALLIED PRODUCTS - 0.26%
   Chattem, Inc.,
      8.875%, 4-1-08 ..................................................            1,000                    855,000

COMMUNICATION - 20.61%
   Alestra, S. de R.L. de C.V.,
      12.625%, 5-15-09 ................................................            2,250                  2,255,625
   Allegiance Telecom, Inc.,
      0.0%, 2-15-08 (B) ...............................................            3,250                  2,307,500
   Concentric Network Corporation,
      12.75%, 12-15-07 ................................................            1,000                  1,045,000
   Crown Castle International Corp.:
      0.0%, 5-15-11 (B) ...............................................            5,000                  2,862,500
      9.0%, 5-15-11 ...................................................            1,000                    920,000
   EchoStar DBS Corporation,
      9.375%, 2-1-09 ..................................................            6,500                  6,272,500
   ESAT Telecom Group PLC,
      11.875%, 11-1-09 (C) ............................................         EUR2,000                  2,432,050
   GST Telecommunications,
      0.0%, 11-15-07 (B) ..............................................          $ 2,500                  2,100,000
   Global Crossing Holdings Ltd.,
      9.5%, 11-15-09 (A) ..............................................            2,000                  1,920,000

                                  SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
MARCH 31, 2000

                                                                               PRINCIPAL
                                                                               AMOUNT IN
                                                                               THOUSANDS                      VALUE
CORPORATE DEBT SECURITIES (CONTINUED)
COMMUNICATION (CONTINUED)
   Hyperion Telecommunications, Inc.:
      0.0%, 4-15-03 (B) ...............................................          $ 5,000               $  4,600,000
      12.0%, 11-1-07 ..................................................              750                    753,750
   ICG Holdings, Inc.,
      0.0%, 9-15-05 (B) ...............................................            2,250                  2,103,750
   ICG Services, Inc.,
      0.0%, 5-1-08 (B) ................................................            2,500                  1,350,000
   ITC /\ DeltaCom, Inc.:
      11.0%, 6-1-07 ...................................................            2,500                  2,537,500
      8.875%, 3-1-08 ..................................................            1,000                    930,000
      9.75%, 11-15-08 .................................................            1,500                  1,462,500
   Intermedia Communications of Florida, Inc.,
      0.0%, 5-15-06 (B) ...............................................            1,250                  1,165,625
   Leap Wireless International, Inc., Units,
      12.5%, 4-15-10 (A)(D) ...........................................            2,000                  2,000,000
   MetroNet Communications Corp.,
      0.0%, 6-15-08 (B) ...............................................            2,500                  1,997,400
   NEXTLINK Communications, Inc.,
      10.75%, 6-1-09 ..................................................            1,000                    960,000
   Nuevo Grupo Iusacell, S.A. de C.V.,.................................
      14.25%, 12-1-06 (A) .............................................            2,000                  2,170,000
   ONO Finance Plc,
      13.0%, 5-1-09 ...................................................            2,500                  2,600,000
   OnePoint Communications Corp.,
      14.5%, 6-1-08 ...................................................            2,000                  1,300,000
   Primus Telecommunications Group, Incorporated:
      11.75%, 8-1-04 ..................................................            2,000                  1,930,000
      12.75%, 10-15-09 ................................................            1,000                    975,000
   RSL Communications, Ltd.,
      10.5%, 11-15-08 .................................................            4,000                  3,420,000
   Rhythms NetConnections Inc.:
      12.75%, 4-15-09 .................................................            2,000                  1,700,000
      14.0%, 2-15-10 (A) ..............................................            2,000                  1,740,000
   SpectraSite Holdings, Inc.,
      0.0%, 3-15-10 (A)(B) ............................................            4,000                  1,980,000
   Time Warner Telecom LLC and Time Warner
      Telecom Inc.,
      9.75%, 7-15-08 ..................................................            1,750                  1,715,000
   VersaTel Telecom B.V.,
      11.875%, 7-15-09 ................................................            1,250                  1,228,125
   VersaTel Telecom International N.V.,
      13.25%, 5-15-08 .................................................            1,500                  1,533,750
   Viatel, Inc.,
      11.5%, 3-15-09 ..................................................            1,250                  1,125,000
   WinStar Communications, Inc.:
      0.0%, 10-15-05 (B) ..............................................            2,250                  2,317,500
      12.75%, 4-15-10 (A) .............................................              690                    727,500
      Total ...........................................................                                  68,437,575

                                  SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
MARCH 31, 2000

                                                                               PRINCIPAL
                                                                               AMOUNT IN
                                                                               THOUSANDS                      VALUE
CORPORATE DEBT SECURITIES (CONTINUED)
DEPOSITORY INSTITUTIONS - 0.15%
   Sovereign Bancorp, Inc.,
      10.25%, 5-15-04 .................................................          $   500               $    503,115

EATING AND DRINKING PLACES - 1.64%
   Domino's, Inc.,
      10.375%, 1-15-09 ................................................            2,000                  1,830,000
   Foodmaker, Inc.,
      8.375%, 4-15-08 .................................................            3,000                  2,748,750
   NE Restaurant Company, Inc.,
      10.75%, 7-15-08 .................................................            1,000                    861,250
      Total ...........................................................                                   5,440,000

ELECTRIC, GAS AND SANITARY SERVICES - 1.29%
   El Paso Electric Company:
      8.9%, 2-1-06 ....................................................            2,000                  2,094,000
      9.4%, 5-1-11 ....................................................            2,000                  2,185,440
      Total ...........................................................                                   4,279,440

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 1.83%
   Covad Communications Group, Inc.,
      12%, 2-15-10 (A) ................................................            1,500                  1,335,000
   Elgar Holdings, Inc.,
      9.875%, 2-1-08 ..................................................            1,250                    612,500
   Level 3 Communications, Inc.:
      11.0%, 3-15-08 (A) ..............................................            1,750                  1,680,000
      9.125%, 5-1-08 ..................................................              500                    430,000
      0.0%, 12-1-08 (B) ...............................................            2,500                  1,443,750
   Metricom, Inc.,
      13%, 2-15-10 ....................................................              750                    585,000
      Total ...........................................................                                   6,086,250

FABRICATED METAL PRODUCTS - 0.31%
   AXIA Incorporated,
      10.75%, 7-15-08 .................................................              750                    577,500
   Neenah Corporation,
      11.125%, 5-1-07 .................................................              500                    446,250
      Total ...........................................................                                   1,023,750

FOOD AND KINDRED PRODUCTS - 0.48%
   B & G Foods, Inc.,
      9.625%, 8-1-07 ..................................................            2,000                  1,610,000

FOOD STORES - 0.41%
   Big V Supermarkets, Inc.,
      11.0%, 2-15-04 ..................................................            1,500                  1,365,000

                                  SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
MARCH 31, 2000

                                                                               PRINCIPAL
                                                                               AMOUNT IN
                                                                               THOUSANDS                      VALUE
CORPORATE DEBT SECURITIES (CONTINUED)
FURNITURE AND FIXTURES - 0.42%
   Sealy Mattress Company,
      0.0%, 12-15-07 (B) ..............................................          $ 2,000               $  1,415,000

FURNITURE AND HOME FURNISHINGS STORES - 0.10%
   MTS, INCORPORATED,
      9.375%, 5-1-05 ..................................................              750                    324,375

HEALTH SERVICES - 2.23%
   Abbey Healthcare Group Incorporated,
      9.5%, 11-1-02 ...................................................            3,250                  3,128,125
   Columbia/HCA Healthcare Corporation,
      7.25%, 5-20-08 ..................................................              750                    665,625
   IASIS Healthcare Corporation,
      13.0%, 10-15-09 (A) .............................................            1,750                  1,736,875
   Tenet Healthcare Corporation,
      8.625%, 1-15-07 .................................................            2,000                  1,885,000
      Total ...........................................................                                   7,415,625

HOTELS AND OTHER LODGING PLACES - 3.03%
   CapStar Hotel Company,
      8.75%, 8-15-07 ..................................................            1,000                    870,000
   Coast Hotels and Casinos, Inc.,
      9.5%, 4-1-09 ....................................................            1,250                  1,150,000
   HMH Properties, Inc.,
      7.875%, 8-1-08 ..................................................            3,000                  2,505,000
   Lodgian Financing Corp.,
      12.25%, 7-15-09 .................................................            3,000                  2,647,500
   Prime Hospitality Corp.:
      9.25%, 1-15-06 ..................................................            2,000                  1,940,000
      9.75%, 4-1-07 ...................................................            1,000                    952,500
      Total ...........................................................                                  10,065,000

INDUSTRIAL MACHINERY AND EQUIPMENT - 1.26%
   American Standard Inc.,
      9.25%, 12-1-16 ..................................................              825                    810,562
   Anchor Lamina Inc. and
      Anchor Lamina America, Inc.,
      9.875%, 2-1-08 ..................................................            1,000                    748,750
   Terex Corporation,
      8.875%, 4-1-08 ..................................................            3,000                  2,610,000
      Total ...........................................................                                   4,169,312

INSURANCE CARRIERS - 0.30%
   LifePoint Hospitals Holdings, Inc.,
      10.75%, 5-15-09 .................................................            1,000                  1,005,000

                                  SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
MARCH 31, 2000

                                                                               PRINCIPAL
                                                                               AMOUNT IN
                                                                               THOUSANDS                      VALUE
CORPORATE DEBT SECURITIES (CONTINUED)
MISCELLANEOUS RETAIL - 1.28%
   Frank's Nursery & Crafts, Inc.,
      10.25%, 3-1-08 ..................................................          $ 2,000               $    600,000
   Michaels Stores, Inc.,
      10.875%, 6-15-06 ................................................            3,500                  3,635,625
      Total ...........................................................                                   4,235,625

MOTION PICTURES - 0.45%
   AMC Entertainment Inc.,
      9.5%, 3-15-09 ...................................................              750                    382,500
   Regal Cinemas, Inc.,
      9.5%, 6-1-08 ....................................................            2,500                  1,112,500
      Total ...........................................................                                   1,495,000

OIL AND GAS EXTRACTION - 0.28%
   Canadian Forest Oil Co. Ltd.,
      8.75%, 9-15-07 ..................................................            1,000                    920,000

PAPER AND ALLIED PRODUCTS - 2.04%
   Container Corporation of America,
      10.75%, 5-1-02 ..................................................            2,000                  2,020,000
   Fonda Group, Inc. (The),
      9.5%, 3-1-07 ....................................................            2,000                  1,670,000
   Mail-Well I Corporation,
      8.75%, 12-15-08 .................................................            2,000                  1,750,000
   SF Holdings Group, Inc.,
      0.0%, 3-15-08 (B) ...............................................            2,500                  1,343,750
      Total ...........................................................                                   6,783,750

PETROLEUM AND COAL PRODUCTS - 0.37%
   Building Materials Corporation of America,
      8.0%, 12-1-08 ...................................................            1,400                  1,230,250

PRIMARY METAL INDUSTRIES - 2.20%
   Algoma Steel Inc.,
      12.375%, 7-15-05 ................................................            1,000                    975,000
   Commonwealth Aluminum Corporation,
      10.75%, 10-1-06 .................................................            2,000                  1,990,000
   ISG Resources, Inc.,
      10.0%, 4-15-08 ..................................................            1,750                  1,570,625
   WCI Steel, Inc.,
      10.0%, 12-1-04 ..................................................            1,000                    985,000
   Wheeling-Pittsburgh Corporation,
      9.25%, 11-15-07 .................................................            2,000                  1,790,000
      Total ...........................................................                                   7,310,625

                                  SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
MARCH 31, 2000

                                                                               PRINCIPAL
                                                                               AMOUNT IN
                                                                               THOUSANDS                      VALUE
CORPORATE DEBT SECURITIES (CONTINUED)
PRINTING AND PUBLISHING - 0.81%
   Perry-Judd's Incorporated,
      10.625%, 12-15-07 ...............................................          $   750               $    594,375
   World Color Press, Inc.,
      8.375%, 11-15-08 ................................................            2,250                  2,100,623
      Total ...........................................................                                   2,694,998

RADIO AND TELEVISION BROADCASTING STATIONS - 5.14%
   Allbritton Communications Company,
      9.75%, 11-30-07 .................................................            2,000                  1,880,000
   American Radio Systems Corporation,
      9.0%, 2-1-06 ....................................................            1,000                  1,018,750
   Chancellor Media Corporation of Los Angeles:
      10.5%, 1-15-07 ..................................................            2,000                  2,150,000
      8.0%, 11-1-08 ...................................................            3,350                  3,299,750
   LIN Holdings Corp.,
      0.0%, 3-1-08 (B) ................................................            3,500                  2,161,250
   Rogers Communications Inc.,
      9.125%, 1-15-06 .................................................            3,000                  2,985,000
   Salem Communications Corporation,
      9.5%, 10-1-07 ...................................................            1,000                    930,000
   Spanish Broadcasting System, Inc.,
      9.625%, 11-1-09 .................................................            1,750                  1,688,750
   Susquehanna Media Co.,
      8.5%, 5-15-09 ...................................................            1,000                    955,000
      Total ...........................................................                                  17,068,500

RADIO TELEPHONE COMMUNICATIONS - 8.39%
   GT Group Telecom, Inc., Units,
      0.0%, 2-1-10 (A)(B)(E) ..........................................            2,250                  1,260,000
   Intercel, Inc.,
      0.0%, 2-1-06 (B) ................................................            1,750                  1,588,125
   Microcell Telecommunications Inc.,
      0.0%, 6-1-06 (B) ................................................            5,900                  5,221,500
   Nextel Communications, Inc.:
      0.0%, 9-15-07 (B) ...............................................            1,500                  1,095,000
      0.0%, 2-15-08 (B) ...............................................            2,500                  1,687,500
   Nextel International, Inc.,
      0.0%, 4-15-08 (B) ...............................................            5,125                  3,177,500
   Nextel Partners, Inc.,
      0.0%, 2-1-09 (B) ................................................            5,500                  3,520,000
   Sprint Spectrum L.P.,
      0.0%, 8-15-06 (B) ...............................................            5,100                  4,881,159
   Tritel PCS, Inc.,
      0.0%, 5-15-09 (B)  ..............................................            2,000                  1,240,000
   Triton PCS, Inc.,
      0.0%, 5-1-08 (B) ................................................            2,000                  1,375,000

                                  SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
MARCH 31, 2000

                                                                               PRINCIPAL
                                                                               AMOUNT IN
                                                                               THOUSANDS                      VALUE
CORPORATE DEBT SECURITIES (CONTINUED)
RADIO TELEPHONE COMMUNICATIONS (CONTINUED)
   US Unwired Inc.,
      0.0%, 11-1-09 (A) (B) ...........................................          $ 2,500               $  1,337,500
   VoiceStream Wireless Corporation,
      10.375%, 11-15-09 (A) ...........................................            1,500                  1,492,500
      Total ...........................................................                                  27,875,784

RAILROAD TRANSPORTATION - 0.22%
   TFM, S.A. de C.V.,
      0.0%, 6-15-09 (B) ...............................................            1,000                    730,000

RUBBER AND MISCELLANEOUS PLASTICS PRODUCTS - 1.65%
   Globe Manufacturing Corp.,
      10.0%, 8-1-08 ...................................................            1,250                    500,000
   Graham Packaging Company and
      GPC Capital Corp. I,
      8.75%, 1-15-08 ..................................................            1,500                  1,215,000
   Home Products International, Inc.,
      9.625%, 5-15-08 .................................................            2,500                  2,275,000
   LDM Technologies, Inc.,
      10.75%, 1-15-07 .................................................            2,000                  1,500,000
      Total ...........................................................                                   5,490,000

TEXTILE MILL PRODUCTS - 0.93%
   Anvil Knitwear, Inc.,
      10.875%, 3-15-07 ................................................            1,500                  1,245,000
   Consoltex Group Inc.,
      11.0%, 10-1-03 ..................................................            2,000                  1,820,000
   Glenoit Corporation,
      11.0%, 4-15-07 ..................................................              125                     28,750
      Total ...........................................................                                   3,093,750

TRANSPORTATION BY AIR - 1.28%
   Atlas Air, Inc.,
      9.375%, 11-15-06 ................................................            4,500                  4,241,250

TRANSPORTATION EQUIPMENT - 2.01%
   Delco Remy International, Inc.,
      8.625%, 12-15-07 ................................................            1,650                  1,518,000
   Federal-Mogul Corporation:
      7.75%, 7-1-06 ...................................................            2,000                  1,646,880
      7.875%, 7-1-10 ..................................................            2,500                  2,036,250
   Westinghouse Air Brake Company (The),
      9.375%, 6-15-05 .................................................            1,500                  1,473,750
      Total ...........................................................                                   6,674,880

                                  SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
MARCH 31, 2000

                                                                               PRINCIPAL
                                                                               AMOUNT IN
                                                                               THOUSANDS                      VALUE
CORPORATE DEBT SECURITIES (CONTINUED)
TRANSPORTATION SERVICES - 0.50%
   Railworks Corporation,
      11.5%, 4-15-09 ..................................................          $ 1,750               $  1,653,750

TRUCKING AND WAREHOUSING - 0.86%
   Iron Mountain Incorporated,
      10.125%, 10-1-06 ................................................            1,000                    975,000
   Pierce Leahy Corp.,
      9.125%, 7-15-07 .................................................            2,000                  1,875,000
      Total ...........................................................                                   2,850,000

WHOLESALE TRADE - DURABLE GOODS - 1.00%
   AAi.Fostergrant, Inc.,
      10.75%, 7-15-06 .................................................              500                    152,500
   Federal Data Corporation,
      10.125%, 8-1-05 .................................................            1,000                    680,000
   Heafner (J.H.) Company, Inc. (The),
      10.0%, 5-15-08 ..................................................            2,500                  2,037,500
   WESCO Distribution, Inc.,
      9.125%, 6-1-08 ..................................................              500                    435,000
      Total ...........................................................                                   3,305,000

WHOLESALE TRADE - NONDURABLE GOODS - 0.33%
   Core-Mark International, Inc.,
      11.375%, 9-15-03 ................................................            1,200                  1,119,000

TOTAL CORPORATE DEBT SECURITIES - 81.90%                                                               $272,008,534
   (Cost: $292,936,859)

OTHER GOVERNMENT SECURITY - 1.17%
MEXICO
   United Mexican States,
      9.75%, 4-6-05 ....................................................           3,750               $  3,890,625
   (Cost: $3,748,704)


                                                                                    FACE
                                                                               AMOUNT IN
                                                                               THOUSANDS
UNREALIZED GAIN ON OPEN
   FORWARD CURRENCY CONTRACTS - 0.01%
   Euro Dollar, 5-30-00 (C) ...............................................     EUR1,268               $     47,915

TOTAL SHORT-TERM SECURITIES - 2.62%                                                                    $  8,691,778
   (Cost: $8,691,778)

TOTAL INVESTMENT SECURITIES - 95.49%                                                                   $317,137,599
   (Cost: $330,119,930)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 4.51%                                                        14,978,531

NET ASSETS - 100.00%                                                                                   $332,116,130

                                  SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
MARCH 31, 2000


NOTES TO SCHEDULE OF INVESTMENTS
        *No income dividends were paid during the preceding 12 months.
(A) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2000, the value of these securities amounted to $26,855,808 or 8.09% of net assets.
(B) The security does not bear interest for an initial period of time and subsequently becomes interest bearing.
(C)      Traded in a foreign currency.
(D) Each unit of Leap Wireless International, Inc. consists of one 12.5% senior note due 2010 and one warrant to purchase common stock.
(E) Each unit of GT Group Telecom, Inc. consists of $1,000 principal amount of 13.25% senior discount notes due 2010 and one warrant to purchase
         4.9106 Class B non-voting shares.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED HIGH INCOME FUND II, INC.
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2000
(IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)

ASSETS
   Investment securities -- at value (Notes 1 and 3) ........................................              $317,138
   Cash  ....................................................................................                     1
   Receivables:
      Investment securities sold ............................................................                13,462
      Interest and dividends ................................................................                 6,726
      Fund shares sold ......................................................................                   135
   Prepaid insurance premium ................................................................                    13
                                                                                                           --------
        Total assets ........................................................................               337,475
                                                                                                           --------
LIABILITIES
   Investment securities purchased...........................................................                 3,190
   Payable to Fund shareholders..............................................................                 1,738
   Dividends payable ........................................................................                   275
   Accrued transfer agency and dividend
      disbursing (Note 2)....................................................................                    78
   Accrued service fee (Note 2) .............................................................                    63
   Accrued management fee (Note 2) ..........................................................                     6
   Accrued distribution fee (Note 2) ........................................................                     5
   Accrued accounting services fee (Note 2) .................................................                     4
                                                                                                           --------
        Total liabilities ...................................................................                 5,359
                                                                                                           --------
           Total net assets .................................................................              $332,116
                                                                                                           ========
NET ASSETS
   $1.00 par value capital stock
      Capital stock .........................................................................              $ 88,635
      Additional paid-in capital ............................................................               306,784
   Accumulated undistributed loss:
      Accumulated undistributed net realized
        loss on investment transactions .....................................................               (50,316)
      Net unrealized depreciation in value of
        investments .........................................................................               (12,987)
                                                                                                           --------
        Net assets applicable to outstanding
           units of capital .................................................................              $332,116
                                                                                                           ========
Net asset value per share (net assets divided
   by shares outstanding)
   Class A    ...............................................................................                 $3.75
   Class B    ...............................................................................                 $3.75
   Class C    ...............................................................................                 $3.75
   Class Y    ...............................................................................                 $3.75
Capital shares outstanding
   Class A    ...............................................................................                87,604
   Class B    ...............................................................................                   298
   Class C    ...............................................................................                    52
   Class Y    ...............................................................................                   681
Capital shares authorized ...................................................................               400,000

                                  SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

UNITED HIGH INCOME FUND II, INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2000
(IN THOUSANDS)

INVESTMENT INCOME
   Income (Note 1B):
      Interest and amortization .............................................................               $17,321
      Dividends .............................................................................                   447
                                                                                                            -------
        Total income ........................................................................                17,768
                                                                                                            -------
   Expenses (Note 2):
      Investment management fee .............................................................                 1,126
      Service fee:
        Class A..............................................................................                   430
        Class B..............................................................................                     1
        Class C..............................................................................                   ---*
      Transfer agency and dividend disbursing:
        Class A..............................................................................                   389
        Class B..............................................................................                     1
        Class C..............................................................................                   ---*
      Accounting services fee ...............................................................                    28
      Distribution fee:
        Class A..............................................................................                    12
        Class B..............................................................................                     2
        Class C..............................................................................                     1
      Audit fees ............................................................................                    11
      Custodian fees ........................................................................                     6
      Legal fees ............................................................................                     4
      Shareholder servicing - Class Y........................................................                     2
      Other .................................................................................                    95
                                                                                                            -------
        Total expenses ......................................................................                 2,108
                                                                                                            -------
           Net investment income ............................................................                15,660
                                                                                                            -------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS (NOTES 1 AND 3)
   Realized net loss on securities ..........................................................               (12,493)
   Realized net gain on foreign currency transactions .......................................                    24
                                                                                                            -------
      Realized net loss on investments ......................................................               (12,469)
                                                                                                            -------
   Unrealized appreciation in value of securities ...........................................                   761
   Unrealized appreciation in value of forward
      currency contracts ....................................................................                    48
                                                                                                            -------
      Unrealized appreciation in value of investments
        during the period ...................................................................                   809
                                                                                                            -------
        Net loss on investments .............................................................               (11,660)
                                                                                                            -------
           Net increase in net assets resulting
              from operations ...............................................................                $4,000
                                                                                                            =======

*Not shown due to rounding.

                                  SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

UNITED HIGH INCOME FUND II, INC.
STATEMENT OF CHANGES IN NET ASSETS
(DOLLARS IN THOUSANDS)

                                                                                   FOR THE SIX         FOR THE FISCAL
                                                                                   MONTHS ENDED          YEAR ENDED
                                                                                     MARCH 31,          SEPTEMBER 30,
                                                                                       2000                 1999
                                                                                   ------------        --------------
DECREASE IN NET ASSETS
   Operations:
      Net investment income ...........................................                15,660               $34,440
      Realized net loss on
        investments  ..................................................               (12,469)              (21,144)
      Unrealized appreciation
        (depreciation) ................................................                   809                (2,844)
                                                                                     --------              --------
        Net increase in net assets
           resulting from operations ..................................                 4,000                10,452
                                                                                     --------              --------
   Dividends to shareholders from
      net investment income (Note 1D):*
      Class A .........................................................               (15,540)              (34,192)
      Class B .........................................................                   (21)                  ---
      Class C .........................................................                    (4)                  ---
      Class Y .........................................................                  (119)                 (248)
                                                                                     --------              --------
                                                                                      (15,684)              (34,440)
                                                                                     --------              --------
   Capital share transactions
      (Note 5) ........................................................               (29,899)              (20,658)
                                                                                     --------              --------
              Total decrease ..........................................               (41,583)              (44,646)
NET ASSETS
   Beginning of period ................................................               373,699               418,345
                                                                                     --------              --------
   End of period ......................................................               332,116              $373,699
                                                                                     ========              ========
      Undistributed net investment
        income ........................................................                  $---                  $---
                                                                                         ====                  ====

                                     *See "Financial Highlights" on pages - .

                                        SEE NOTES TO FINANCIAL STATEMENTS.

UNITED HIGH INCOME FUND II, INC.
FINANCIAL HIGHLIGHTS
CLASS A SHARES
FOR A SHARE OF CAPITAL STOCK OUTSTANDING
THROUGHOUT EACH PERIOD:

                                         FOR THE
                                           SIX                         FOR THE FISCAL YEAR ENDED
                                          MONTHS                              SEPTEMBER 30,
                                           ENDED        -----------------------------------------------------------
                                          3/31/00        1999         1998         1997         1996          1995
                                         --------       ------       ------       ------       ------        ------
Net asset value,
   beginning of
   period...........................      $3.88        $4.12        $4.42        $4.14        $4.03        $3.96
                                          -----        -----        -----        -----        -----         -----
Income from investment
   operations:
   Net investment
      income .......................       0.17         0.35         0.37         0.36         0.35         0.35
   Net realized and
      unrealized gain
      (loss) on
      investments ..................      (0.13)       (0.24)       (0.30)        0.28         0.11         0.07
                                          -----        -----        -----        -----        -----         -----
Total from investment
   operations ......................       0.04         0.11         0.07         0.64         0.46         0.42
                                          -----        -----        -----        -----        -----         -----
Less dividends declared
   from net investment
   income...........................      (0.17)       (0.35)       (0.37)       (0.36)       (0.35)       (0.35)
                                          -----        -----        -----        -----        -----         -----
Net asset value,
   end of period ...................      $3.75        $3.88        $4.12        $4.42        $4.14        $4.03
                                          =====        =====        =====        =====        =====         =====
Total return* ......................       0.94%        2.66%        1.22%       16.20%       11.90%       11.25%
Net assets, end of
   period (in
   millions) .......................       $328         $371         $416         $407         $368         $368
Ratio of expenses to
   average net assets...............       1.17%**      1.06%        0.96%        0.93%        0.95%        0.89%
Ratio of net investment
   income to average
   net assets ......................       8.70%**      8.60%        8.26%        8.54%        8.60%        8.93%
Portfolio turnover
   rate ............................      27.31%       46.17%       58.85%       64.38%       55.64%       26.82%

 *Total return calculated without taking into account the sales load deducted on an initial purchase.
**Annualized

                                       SEE NOTES TO FINANCIAL STATEMENTS.

UNITED HIGH INCOME FUND II, INC.
FINANCIAL HIGHLIGHTS
CLASS B SHARES
FOR A SHARE OF CAPITAL STOCK OUTSTANDING
THROUGHOUT THE PERIOD:

                                                       FOR THE
                                                        PERIOD
                                                          FROM
                                                      10/6/99*
                                                       THROUGH
                                                       3/31/00
                                                       -------
Net asset value,
   beginning of period .............                   $3.88
                                                        ----
Income from investment
   operations:
   Net investment income ...........                    0.15
   Net realized and
      unrealized loss
      on investments ...............                   (0.13)
                                                        ----
Total from investment
   operations ......................                    0.02
                                                        ----
Less dividends declared
   from net investment
   income                                              (0.15)
                                                        ----
Net asset value,
   end of period ...................                   $3.75
                                                        ====
Total return .......................                    0.31%
Net assets, end of
   period (in
   millions) .......................                      $1
Ratio of expenses to
   average net assets ..............                    2.06%**
Ratio of net investment
   income to average
   net assets ......................                    7.77%**
Portfolio turnover
   rate ............................                   27.31%***

    * Commencement of operations.
   ** Annualized.
  *** For the six months ended March 31, 2000.


                       SEE NOTES TO FINANCIAL STATEMENTS.

UNITED HIGH INCOME FUND II, INC.
FINANCIAL HIGHLIGHTS
CLASS C SHARES
FOR A SHARE OF CAPITAL STOCK OUTSTANDING
THROUGHOUT THE PERIOD:

                                                       FOR THE
                                                        PERIOD
                                                          FROM
                                                      10/6/99*
                                                       THROUGH
                                                       3/31/00
                                                       -------
Net asset value,
   beginning of period .............                   $3.88
                                                        ----
Income from investment
   operations:
   Net investment income ...........                    0.15
   Net realized and
      unrealized loss
      on investments ...............                   (0.13)
                                                        ----
Total from investment
   operations ......................                    0.02
                                                        ----
Less dividends declared
   from net investment
   income ..........................                   (0.15)
                                                        ----
Net asset value,
   end of period ...................                   $3.75
                                                        ====
Total return .......................                    0.28%
Net assets, end of
   period (000
   omitted) ........................                    $195
Ratio of expenses to
   average net assets ..............                    2.11%**
Ratio of net investment
   income to average
   net assets ......................                    7.73%**
Portfolio turnover
   rate ............................                   27.31%***

    * Commencement of operations.
   ** Annualized.
  *** For the six months ended March 31, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.

UNITED HIGH INCOME FUND II, INC.
FINANCIAL HIGHLIGHTS
CLASS Y SHARES
FOR A SHARE OF CAPITAL STOCK OUTSTANDING
THROUGHOUT EACH PERIOD:

                                                                                                 FOR THE
                                          FOR THE                                                PERIOD
                                            SIX               FOR THE FISCAL YEAR                 FROM
                                           MONTHS             ENDED SEPTEMBER 30,               2/27/96*
                                           ENDED        --------------------------------         THROUGH
                                          3/31/00        1999         1998         1997          9/30/96
                                          -------       ------       ------       ------        --------
Net asset value,
   beginning of period..............      $3.88        $4.12        $4.42        $4.14          $4.15
                                          -----        -----        -----        -----          -----
Income from investment
   operations:
   Net investment
      income .......................       0.18         0.36         0.37         0.37           0.21
   Net realized and
      unrealized gain (loss)
      on investments................      (0.13)       (0.24)       (0.30)        0.28          (0.01)
                                          -----        -----        -----        -----          -----
Total from investment
   operations.......................       0.05         0.12         0.07         0.65           0.20
                                          -----        -----        -----        -----          -----
Less dividends declared
   from net investment
   income...........................      (0.18)       (0.36)       (0.37)       (0.37)         (0.21)
                                          -----        -----        -----        -----          -----
Net asset value,
   end of period....................      $3.75        $3.88        $4.12        $4.42          $4.14
                                          =====        =====        =====        =====          =====
Total return .......................       1.10%        2.95%        1.38%       16.38%          5.00%
Net assets, end of
   period (in
   millions) .......................         $3           $3           $2           $2             $2
Ratio of expenses
   to average net
   assets...........................       0.84%**      0.77%        0.79%        0.77%          0.77%**
Ratio of net
   investment income
   to average net
   assets...........................       8.98%**      8.89%        8.43%        8.69%          8.83%**
Portfolio
   turnover rate....................      27.31%       46.17%       58.85%       64.38%         55.64%**

  * Commencement of operations.
 ** Annualized.

                                       SEE NOTES TO FINANCIAL STATEMENTS.

UNITED HIGH INCOME FUND II, INC.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2000

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

         United High Income Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide a high level of current income, with a secondary objective of capital growth when consistent with the primary objective. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Federal income taxes -- The Fund intends to distribute all of its net investment income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See
         Note 4 -- Federal Income Tax Matters.

D. Dividends and distributions -- All of the Fund's net investment income is declared and recorded by the Fund as dividends payable on each day to shareholders of record as of the close of the preceding business day. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

         These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

         The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS

         The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rate of 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion. The Fund accrues and pays the fee daily.

         Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

         The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                             ACCOUNTING SERVICES FEE

                          Average
                       Net Asset Level            Annual Fee
                  (all dollars in millions)   Rate for Each Level
                  -------------------------   -------------------
                     From $    0 to $   10         $      0
                     From $   10 to $   25         $ 10,000
                     From $   25 to $   50         $ 20,000
                     From $   50 to $  100         $ 30,000
                     From $  100 to $  200         $ 40,000
                     From $  200 to $  350         $ 50,000
                     From $  350 to $  550         $ 60,000
                     From $  550 to $  750         $ 70,000
                     From $  750 to $1,000         $ 85,000
                          $1,000 and Over          $100,000

         For Class A, Class B and Class C shares, the Fund pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

         As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $182,009. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $126,210 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

         A contingent deferred sales charge ("CDSC") may be assessed against a shareholder's redemption amount of Class B and Class C shares and is paid to W&R. The purpose of the deferred sales charge is to compensate W&R for the costs incurred by W&R in connection with the sale of Fund shares.

         With respect to Class B shares, the amount of the CDSC will be the following percent of the total amount invested during a calendar year to acquire the shares or the value of the shares redeemed, whichever is less. Redemption at any time during the first calendar year of investment, 5%; the second calendar year, 4%; the third calendar year, 3%; the fourth calendar year, 3%; the fifth calendar year, 2%; the sixth calendar year, 1% and thereafter, 0%.

         If Class C shares are sold within 12 months of buying these shares, a 1% CDSC will be imposed.

         The deferred sales charge will not be imposed on shares representing payment of dividends or distributions or on amounts which represent an increase in the value of the shareholder's account resulting from capital appreciation above the amount paid for shares purchased during the deferred sales charge period. During the period ended March 31, 2000, W&R received $630 and $83 in deferred sales charges from Class B shares and Class C shares, respectively.

         Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

         Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R, on an annual basis, a service fee of up to 0.25% of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

         The Fund paid Directors' fees of $6,408 which are included in other expenses.

         W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- INVESTMENT SECURITY TRANSACTIONS

         Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $90,729,400 while proceeds from maturities and sales aggregated $123,765,522. Purchases of short-term securities aggregated $1,433,211,826 while proceeds from maturities and sales aggregated $1,443,389,861. No U.S. Government Securities were bought or sold during the period ended March 31, 2000.

         For Federal income tax purposes, cost of investments owned at March 31, 2000 was $330,119,930, resulting in net unrealized depreciation of $13,030,246, of which $12,872,276 related to appreciated securities and $25,902,522 related to depreciated securities.

NOTE 4 -- FEDERAL INCOME TAX MATTERS

         For Federal income tax purposes, the Fund realized capital losses of $1,199,357 during its fiscal year ended September 30, 1999, which included the effect of certain losses deferred into the next fiscal year (see discussion below). Capital loss carryovers aggregated $17,602,416 at September 30, 1999, and are available to offset future realized capital gain net income for Federal income tax purposes but will expire if not utilized as follows: $8,229,670 at September 30, 2000; $390,079 at September 30, 2003; $7,783,310 at September 30,
2004; and $1,199,357 at September 30, 2007.

         Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses"). From November 1, 1998 through September 30, 1999, the Fund incurred net capital losses of $19,944,947, which have been deferred to the fiscal year ending September 30, 2000.

NOTE 5 -- MULTICLASS OPERATIONS

         The Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

         Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

         Transactions in capital stock are summarized below. Amounts are in thousands.

                                                       FOR THE                  FOR THE
                                                    SIX MONTHS              FISCAL YEAR
                                                         ENDED                    ENDED
                                                     MARCH 31,            SEPTEMBER 30,
                                                          2000                     1999
                                                  ------------             ------------
Shares issued from sale of shares:
   Class A...............................                3,523                 10,626
   Class B ..............................                  315                    ---
   Class C ..............................                   53                    ---
   Class Y...............................                    4                    655
Shares issued from
   reinvestment of dividends:
   Class A...............................                3,653                  7,683
   Class B ..............................                    5                    ---
   Class C ..............................                    1                    ---
   Class Y ..............................                   31                     60
Shares redeemed:
   Class A ..............................              (15,250)               (23,492)
   Class B ..............................                  (22)                   ---
   Class C ..............................                   (2)                   ---
   Class Y ..............................                  (44)                  (648)
                                                       --------                --------
Decrease in
   outstanding capital
   shares                                               (7,733)                (5,116)
                                                      =========               =========
Value issued from sale of shares:
   Class A ..............................             $ 13,620               $ 43,551
   Class B ..............................                1,215                    ---
   Class C ..............................                  205                    ---
   Class Y ..............................                   14                  2,741
Value issued from
   reinvestment of dividends:
   Class A ..............................               14,088                 31,283
   Class B ..............................                   21                    ---
   Class C ..............................                    4                    ---
   Class Y ..............................                  118                    246
Value redeemed:
   Class A ..............................              (58,921)               (95,780)
   Class B ..............................                  (86)                   ---
   Class C ..............................                   (8)                   ---
   Class Y ..............................                 (169)                (2,699)
                                                       --------               --------
Decrease in outstanding
   capital ..............................             $(29,899)              $(20,658)
                                                      ==========             ==========

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United High Income Fund II, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United High Income Fund II, Inc. (the "Fund") as of March 31, 2000, and the related statement of operations for the six-month period then ended, the statements of changes in net assets for the six-month period then ended and the fiscal year ended September 30, 1999, and the financial highlights for the six-month period ended March 31, 2000, and for each of the five fiscal years in the period ended September 30, 1999. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of United High Income Fund II, Inc. as of March 31, 2000, the results of its operations for the six-month period then ended, the changes in its net assets for the six-month period then ended and the fiscal year ended September 30, 1999, and the financial highlights for the six-month period ended March 31, 2000, and for each of the five fiscal years in the period ended September 30, 1999, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
-------------------------
Deloitte & Touche LLP
Kansas City, Missouri
May 5, 2000

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1999

                                                                                  SHARES                 VALUE
COMMON AND PREFERRED STOCKS
   AND WARRANTS
BUSINESS SERVICES - 0.62%
   Clear Channel Communications, Inc.* ................................           28,932               $  2,310,944

CABLE AND OTHER PAY TELEVISION SERVICES - 0.60%
   Adelphia Communications Corporation,
      13.0% Preferred .................................................            5,000                    565,000
   Cox Communications, Inc., Class A* .................................           40,000                  1,670,000
      Total ...........................................................                                   2,235,000

COMMUNICATION - 1.46%
   Allegiance Telecom, Inc., Warrants (A)*.............................            2,500                    200,000
   Crown Castle International Corp.* ..................................           30,000                    561,563
   IXC Communications, Inc.,
      12.5% Preferred* ................................................              307                    322,350
   IntelCom Group Inc., Warrants (A)* .................................            7,425                     57,544
   Intermedia Communications Inc.,
      13.5% Preferred* ................................................            3,511                  3,203,560
   Iridium LLC, Warrants (A)* .........................................            3,000                          3
   MetroNet Communications Corp.,
      Warrants (A)* ...................................................            1,000                     75,000
   Microcell Telecommunications Inc.,
      Warrants (A)* ...................................................           20,000                    555,540
   OnePoint Communications Corp.,
      Warrants (A)* ...................................................            2,000                      2,000
   Powertel, Inc., Warrants* ..........................................            5,600                    235,200
   Primus Telecommunications Group,
      Incorporated, Warrants* .........................................            2,000                     40,000
   VersaTel Telecom International N.V.,
      Warrants (A)* ...................................................            1,500                    187,500
      Total ...........................................................                                   5,440,260

ELECTRIC, GAS AND SANITARY SERVICES - 0.00%
   Consolidated Hydro, Inc.,
      Class B Warrants* ...............................................            7,578                        477
   Consolidated Hydro, Inc.,
      Class C Warrants* ...............................................            4,919                        615
      Total ...........................................................                                       1,092

FOOD AND KINDRED PRODUCTS - 0.46%
   Keebler Foods Company* .............................................           57,500                  1,717,812

FOOD STORES - 0.65%
   Kroger Co. (The)* ..................................................          110,000                  2,426,875

NONDEPOSITORY INSTITUTIONS - 0.24%
   California Federal Preferred Capital
      Corporation, 9.125% Preferred ...................................           37,500                    885,938

                SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1999

                                                                                  SHARES                      VALUE
COMMON AND PREFERRED STOCKS AND
   WARRANTS (CONTINUED)
PAPER AND ALLIED PRODUCTS - 0.09%

   SF Holdings Group, Inc., Class C (A)*...............................            8,700               $         87
   SF Holdings Group, Inc., 13.75%
      Preferred* ......................................................              100                    285,000
   SF Holdings Group, Inc., 13.75%
      Preferred (A)* ..................................................               22                     62,224
      Total ...........................................................                                     347,311

PRINTING AND PUBLISHING - 0.27%
   PRIMEDIA Inc., 10.0% Preferred .....................................           10,000                  1,015,000

RADIO AND TELEVISION BROADCASTING STATIONS - 0.63%
   Infinity Broadcasting Corporation,
      Class A* ........................................................           80,500                  2,359,656

WHOLESALE TRADE -- NONDURABLE GOODS - 0.19%
   U.S. Foodservice* ..................................................           40,000                    720,000

TOTAL COMMON AND PREFERRED STOCKS
   AND WARRANTS - 5.21%                                                                                $ 19,459,888
   (Cost: $17,604,589)


                                                                               PRINCIPAL
                                                                               AMOUNT IN
                                                                               THOUSANDS
CORPORATE DEBT SECURITIES
AGRICULTURAL PRODUCTION - CROPS - 0.37%
   Hines Horticulture, Inc.,
      11.75%, 10-15-2005 ..............................................           $1,301                  1,387,191
      Total ...........................................................

AMUSEMENT AND RECREATION SERVICES - 4.93%
   Empress Entertainment, Inc.,
      8.125%, 7-1-2006 ................................................            1,500                  1,485,000
   Hollywood Park, Inc.,
      9.25%, 2-15-2007 ................................................            1,750                  1,680,000
   Isle of Capri Casinos, Inc.,
      8.75%, 4-15-2009 ................................................            2,000                  1,830,000
   MGM Grand, Inc.,
      6.875%, 2-6-2008 ................................................            2,000                  1,809,320
   Mohegan Tribal Gaming Authority,
      8.75%, 1-1-2009 .................................................            1,000                    980,000
   Premier Parks Inc.:
      9.25%, 4-1-2006 .................................................            2,000                  1,880,000
      9.75%, 6-15-2007 ................................................            2,500                  2,375,000
   Station Casinos, Inc.:
      10.125%, 3-15-2006 ..............................................            1,000                  1,025,000
      8.875%, 12-1-2008 ...............................................            4,750                  4,619,375
   Trump Hotels & Casino Resorts
      Holdings, L.P.,
      15.5%, 6-15-2005 ................................................              750                    742,500
      Total ...........................................................                                  18,426,195

                SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1999

                                                                               PRINCIPAL
                                                                               AMOUNT IN
                                                                               THOUSANDS                      VALUE
CORPORATE DEBT SECURITIES (CONTINUED)
APPAREL AND ACCESSORY STORES - 0.27%
   Wilsons The Leather Experts Inc.,
      11.25%, 8-15-2004 ...............................................           $1,000               $  1,022,500

APPAREL AND OTHER TEXTILE PRODUCTS - 0.54%
   Consoltex Group Inc.,
      11.0%, 10-1-2003 ................................................            2,000                  2,020,000

AUTO REPAIR, SERVICES AND PARKING - 0.55%
   Avis Rent A Car, Inc.,
      11.0%, 5-1-2009 (A) .............................................            2,000                  2,050,000

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.26%
   TravelCenters of America, Inc.,
      10.25%, 4-1-2007 ................................................            1,000                    990,000

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.27%
   Central Tractor Farm & Country, Inc.,
      10.625%, 4-1-2007 ...............................................            1,000                  1,000,000

BUSINESS SERVICES - 4.87%
   Adams Outdoor Advertising Limited Partnership,
      10.75%, 3-15-2006 ...............................................            1,750                  1,802,500
   Coinmach Corporation,
      11.75%, 11-15-2005 ..............................................            3,000                  3,232,500
   Cybernet Internet Services International,
      Inc., Units,
      14.0%, 7-1-2009 (A)(B) ..........................................            1,000                    995,000
   Lamar Advertising Company:
      9.625%, 12-1-2006 ...............................................            2,000                  2,035,000
      8.625%, 9-15-2007 ...............................................            1,250                  1,212,500
   National Equipment Services, Inc.,
      10.0%, 11-30-2004 ...............................................            3,750                  3,675,000
   PSINet Inc.,
      10.0%, 2-15-2005 ................................................            4,000                  3,825,000
   Protect One,
      6.75%, 9-15-2003 (Convertible)...................................            2,000                  1,440,000
      Total ...........................................................                                  18,217,500

CABLE AND OTHER PAY TELEVISION SERVICES - 7.04%
   Adelphia Communications Corporation:
      10.25%, 7-15-2000 ...............................................            1,250                  1,265,625
      9.25%, 10-1-2002 ................................................            2,450                  2,462,250
      10.5%, 7-15-2004 ................................................            1,500                  1,548,750
      9.875%, 3-1-2007 ................................................            2,500                  2,525,000
   Bresnan Communications Group LLC and
      Bresnan Capital Corporation:
      0.0%, 2-1-2009 (C) ..............................................              250                    163,750
      8.0%, 2-1-2009 ..................................................            1,000                    986,250

                SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1999

                                                                               PRINCIPAL
                                                                               AMOUNT IN
                                                                               THOUSANDS                      VALUE
CORPORATE DEBT SECURITIES (CONTINUED)
CABLE AND OTHER PAY TELEVISION SERVICES (CONTINUED)
   CSC Holdings, Inc.,
      8.125%, 8-15-2009 ...............................................          $ 2,000               $  2,017,700
   Classic Cable, Inc.,
      9.375%, 8-1-2009 (A) ............................................            1,750                  1,684,375
   Comcast Corporation,
      9.5%, 1-15-2008 .................................................            1,750                  1,818,233
   Comcast UK Cable Partners Limited,
      0.0%, 11-15-2007 (C) ............................................            4,000                  3,620,000
   Diamond Cable Communications Plc,
      0.0%, 12-15-2005 (C) ............................................            2,000                  1,795,000
   Diamond Holdings plc,
      9.125%, 2-1-2008 ................................................            1,500                  1,455,000
   Renaissance Media Group LLC,
      0.0%, 4-15-2008 (C) .............................................            1,750                  1,211,875
   Rifkin Acquisition Partners, L.L.L.P.,
      11.125%, 1-15-2006 ..............................................            1,500                  1,650,000
   Telewest Communications plc,
      0.0%, 4-15-2009 (A)(C) ..........................................            1,000                    607,500
   United International Holdings, Inc.,
      0.0%, 2-15-2008 (C) .............................................            2,500                  1,512,500
      Total ...........................................................                                  26,323,808

CHEMICALS AND ALLIED PRODUCTS - 2.75%
   Chattem, Inc.,
      8.875%, 4-1-2008 ................................................            2,000                  1,890,000
   Dade International Inc.,
      11.125%, 5-1-2006 ...............................................            1,000                  1,037,500
   Outsourcing Services Group, Inc.,
      10.875%, 3-1-2006 ...............................................            1,500                  1,410,000
   UCC Investors Holding, Inc.,
      10.5%, 5-1-2002 .................................................            5,500                  5,926,250
      Total ...........................................................                                  10,263,750

COMMUNICATION - 21.57%
   Alestra, S.A. de C.V.,
      12.625%, 5-15-2009 (A) ..........................................            2,250                  2,137,500
   Allegiance Telecom, Inc.,
      0.0%, 2-15-2008 (C) .............................................            3,250                  2,112,500
   CenCall Communications Corp.,
      10.125%, 1-15-2004 ..............................................            2,500                  2,506,250
   Charter Communications Holdings, LLC and
      Charter Communications Holdings
      Capital Corporation:
      8.625%, 4-1-2009 (A) ............................................            6,000                  5,580,000
      0.0%, 4-1-2011 (A)(C) ...........................................            1,000                    590,000

                SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1999

                                                                               PRINCIPAL
                                                                               AMOUNT IN
                                                                               THOUSANDS                      VALUE
CORPORATE DEBT SECURITIES (CONTINUED)
COMMUNICATION (CONTINUED)
   Concentric Network Corporation,
      12.75%, 12-15-2007 ..............................................          $ 1,000               $  1,007,500
   Crown Castle International Corp.:
      0.0%, 5-15-2011 (C) .............................................            5,000                  2,875,000
      9.0%, 5-15-2011 .................................................            1,000                    937,500
   EchoStar DBS Corporation,
      9.375%, 2-1-2009 ................................................            6,500                  6,402,500
   GST Telecommunications,
      0.0%, 11-15-2007 (C) ............................................            2,500                  2,643,750
   Hyperion Telecommunications, Inc.:
      0.0%, 4-15-2003 (C) .............................................            4,000                  3,360,000
      12.0%, 11-1-2007 ................................................            1,750                  1,758,750
   ICG Holdings, Inc.,
      0.0%, 9-15-2005 (C) .............................................            2,250                  1,957,500
   ICG Services, Inc.,
      0.0%, 5-1-2008 (C) ..............................................            2,500                  1,387,500
   ITC /\ DeltaCom, Inc.:
      8.875%, 3-1-2008 ................................................            1,000                    950,000
      9.75%, 11-15-2008 ...............................................            1,500                  1,496,250
   Intercel, Inc.,
      0.0%, 2-1-2006 (C) ..............................................            1,750                  1,518,125
   Intermedia Communications of Florida, Inc.,
      0.0%, 5-15-2006 (C) .............................................            1,250                  1,012,500
   MetroNet Communications Corp.,
      0.0%, 6-15-2008 (C) .............................................            2,500                  1,928,550
   Microcell Telecommunications Inc.,
      0.0%, 6-1-2006 (C) ..............................................            5,900                  4,926,500
   Nextel Communications, Inc.:
      9.75%, 8-15-2004  ...............................................            4,275                  4,307,062
      0.0%, 9-15-2007 (C) .............................................            1,500                  1,106,250
      0.0%, 2-15-2008 (C) .............................................            2,500                  1,743,750
   Nextel Partners, Inc.,
      0.0%, 2-1-2009 (C) ..............................................            5,500                  3,203,750
   NEXTLINK Communications, Inc.,
      10.75%, 6-1-2009 ................................................            1,000                  1,005,000
   ONO Finance Plc, Units,
      13.0%, 5-1-2009 (A)(D) ..........................................            2,500                  2,615,625
   OnePoint Communications Corp.,
      14.5%, 6-1-2008 (A)..............................................            2,000                  1,310,000
   Primus Telecommunications Group, Incorporated,
      11.75%, 8-1-2004 ................................................            2,000                  1,965,000
   Rhythms NetConnections Inc.,
      12.75%, 4-15-2009 (A) ...........................................            2,000                  1,800,000
   Sprint Spectrum L.P.,
      0.0%, 8-15-2006 (C) .............................................            5,100                  4,723,110

                SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1999


                                                                               PRINCIPAL
                                                                               AMOUNT IN
                                                                               THOUSANDS                      VALUE
CORPORATE DEBT SECURITIES (CONTINUED)
COMMUNICATION (CONTINUED)
   Time Warner Telecom LLC and Time Warner
      Telecom Inc.,
      9.75%, 7-15-2008 ................................................          $ 1,750               $  1,763,125
   Tritel PCS, Inc.,
      0.0%, 5-15-2009 (A)(C)  .........................................            2,000                  1,120,000
   Triton PCS, Inc.,
      0.0%, 5-1-2008 (C) ..............................................            2,000                  1,340,000
   VersaTel Telecom B.V.,
      11.875%, 7-15-2009 ..............................................            1,250                  1,184,375
   VersaTel Telecom International N.V.,
      13.25%, 5-15-2008 ...............................................            1,500                  1,485,000
   Viatel Inc.,
      11.5%, 3-15-2009 ................................................            1,250                  1,181,250
   WinStar Communications, Inc.,
      10.0%, 3-15-2008 ................................................            2,000                  1,660,000
      Total ...........................................................                                  80,601,472

EATING AND DRINKING PLACES - 1.53%
   Domino's, Inc.,
      10.375%, 1-15-2009 ..............................................            2,000                  1,900,000
   Foodmaker, Inc.,
      8.375%, 4-15-2008 ...............................................            3,000                  2,895,000
   NE Restaurant Company, Inc.,
      10.75%, 7-15-2008 ...............................................            1,000                    910,000
      Total ...........................................................                                   5,705,000

ELECTRIC, GAS AND SANITARY SERVICES - 3.43%
   Allied Waste North America, Inc.:
      7.875%, 1-1-2009 ................................................            4,000                  3,525,000
      10.0%, 8-1-2009 (A) .............................................            4,000                  3,730,000
   Browning Ferris Industries Inc.,
      6.375%, 1-15-2008 ...............................................            1,500                  1,200,000
   El Paso Electric Company:
      8.9%, 2-1-2006 ..................................................            2,000                  2,153,880
      9.4%, 5-1-2011 ..................................................            2,000                  2,199,120
      Total ...........................................................                                  12,808,000

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 2.23%
   Communications & Power Industries, Inc.,
      12.0%, 8-1-2005 .................................................            2,000                  1,720,000
   Elgar Holdings, Inc.,
      9.875%, 2-1-2008 ................................................            1,250                    900,000
   Exide Corporation,
      10.0%, 4-15-2005 ................................................              510                    507,450

                SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1999

                                                                               PRINCIPAL
                                                                               AMOUNT IN
                                                                               THOUSANDS                      VALUE
CORPORATE DEBT SECURITIES (CONTINUED)
ELECTRONIC AND OTHER ELECTRIC EQUIPMENT (CONTINUED)
   Juno Lighting, Inc.,
      11.875%, 7-1-2009 (A) ...........................................          $ 1,500               $  1,488,750
   Level 3 Communications, Inc.:
      9.125%, 5-1-2008 ................................................            1,000                    905,000
      0.0%, 12-1-2008 (C) .............................................            5,000                  2,800,000
      Total ...........................................................                                   8,321,200

FABRICATED METAL PRODUCTS - 1.52%
   AXIA Incorporated,
      10.75%, 7-15-2008 ...............................................              750                    708,750
   Falcon Building Products, Inc.,
      0.0%, 6-15-2007 (C) .............................................            3,000                  2,130,000
   Neenah Corporation,
      11.125%, 5-1-2007 ...............................................            3,000                  2,835,000
      Total ...........................................................                                   5,673,750

FOOD AND KINDRED PRODUCTS - 0.95%
   B & G Foods, Inc.,
      9.625%, 8-1-2007 ................................................            2,000                  1,855,000
   Fresh Foods, Inc.,
      10.75%, 6-1-2006 ................................................              650                    624,000
   Southern Foods Group, L.P. and SFG Capital
      Corporation,
      9.875%, 9-1-2007 ................................................            1,000                  1,072,500
      Total ...........................................................                                   3,551,500

FOOD STORES - 1.03%
   Big V Supermarkets, Inc.,
      11.0%, 2-15-2004 ................................................            1,500                  1,518,750
   Pueblo Xtra International, Inc.,
      9.5%, 8-1-2003 ..................................................            2,750                  2,337,500
      Total ...........................................................                                   3,856,250

FURNITURE AND FIXTURES - 0.36%
   Sealy Mattress Company,
      0.0%, 12-15-2007 (C) ............................................            2,000                  1,335,000

FURNITURE AND HOME FURNISHINGS STORES - 0.34%
   MTS, INCORPORATED,
      9.375%, 5-1-2005 ................................................              750                    555,000
   Mattress Discounters, Inc., Units,
      12.625%, 7-15-2007 (A)(E) .......................................              750                    725,625
      Total ...........................................................                                   1,280,625

                SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1999

                                                                               PRINCIPAL
                                                                               AMOUNT IN
                                                                               THOUSANDS                      VALUE
CORPORATE DEBT SECURITIES (CONTINUED)
HOLDING AND OTHER INVESTMENT OFFICES - 0.19%
   LTC Properties, Inc.,
      8.5%, 1-1-2001 (Convertible) ....................................          $ 1,000               $    697,500

HOTELS AND OTHER LODGING PLACES - 3.33%
   CapStar Hotel Company,
      8.75%, 8-15-2007 ................................................            1,000                    910,000
   Coast Hotels and Casinos, Inc.,
      9.5%, 4-1-2009 ..................................................            1,250                  1,181,250
   HMH Properties, Inc.,
      7.875%, 8-1-2008 ................................................            5,000                  4,462,500
   Lodgian Financing Corp.,
      12.25%, 7-15-2009 (A) ...........................................            3,000                  2,940,000
   Prime Hospitality Corp.:
      9.25%, 1-15-2006 ................................................            2,000                  2,012,500
      9.75%, 4-1-2007 .................................................            1,000                    960,000
      Total ...........................................................                                  12,466,250

INDUSTRIAL MACHINERY AND EQUIPMENT - 1.28%
   American Standard Inc.,
      9.25%, 12-1-2016 ................................................            1,050                  1,055,250
   Anchor Lamina Inc. and
      Anchor Lamina America, Inc.,
      9.875%, 2-1-2008 ................................................            1,000                    880,000
   Terex Corporation,
      8.875%, 4-1-2008 ................................................            3,000                  2,835,000
      Total ...........................................................                                   4,770,250

INSTRUMENTS AND RELATED PRODUCTS - 0.99%
   Maxxim Medical, Inc.,
      10.5%, 8-1-2006 .................................................            3,500                  3,710,000

INSURANCE CARRIERS - 0.27%
   LifePoint Hospitals, Inc.,
      10.75%, 5-15-2009 (A) ...........................................            1,000                    997,500

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.23%
   Hedstrom Corporation,
      10.0%, 6-1-2007 .................................................            1,000                    860,000

MISCELLANEOUS RETAIL - 1.50%
   Frank's Nursery & Crafts, Inc.,
      10.25%, 3-1-2008 ................................................            2,000                  1,900,000
   Michaels Stores, Inc.,
      10.875%, 6-15-2006 ..............................................            3,500                  3,692,500
      Total ...........................................................                                   5,592,500

                SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1999

                                                                               PRINCIPAL
                                                                               AMOUNT IN
                                                                               THOUSANDS                      VALUE
CORPORATE DEBT SECURITIES (CONTINUED)
MOTION PICTURES - 1.20%
   AMC Entertainment Inc.,
      9.5%, 3-15-2009 .................................................          $   750               $    626,250
   Loews Cineplex Entertainment Corporation,
      8.875%, 8-1-2008 ................................................            2,000                  1,810,000
   Regal Cinemas, Inc.,
      9.5%, 6-1-2008 ..................................................            3,000                  2,040,000
      Total ...........................................................                                   4,476,250

OIL AND GAS EXTRACTION - 0.26%
   Canadian Forest Oil Co. Ltd.,
      8.75%, 9-15-2007 ................................................            1,000                    965,000

PAPER AND ALLIED PRODUCTS - 1.83%
   Container Corporation of America,
      10.75%, 5-1-2002 ................................................            2,000                  2,065,000
   Fonda Group, Inc. (The),
      9.5%, 3-1-2007 ..................................................            2,000                  1,750,000
   Mail-Well I Corporation,
      8.75%, 12-15-2008 ...............................................            2,000                  1,920,000
   SF Holdings Group, Inc.,
      0.0%, 3-15-2008 (C) .............................................            2,500                  1,118,750
      Total ...........................................................                                   6,853,750

PETROLEUM AND COAL PRODUCTS - 0.49%
   Building Materials Corporation of America,
      8.0%, 12-1-2008 .................................................            2,000                  1,850,000

PRIMARY METAL INDUSTRIES - 1.75%
   Commonwealth Aluminum Corporation,
      10.75%, 10-1-2006 ...............................................            2,000                  2,045,000
   ISG Resources, Inc.,
      10.0%, 4-15-2008 ................................................            1,750                  1,697,500
   SIMCALA, Inc.,
      9.625%, 4-15-2006 ...............................................            1,500                    881,250
   Wheeling-Pittsburgh Corporation,
      9.25%, 11-15-2007 ...............................................            2,000                  1,920,000
      Total ...........................................................                                   6,543,750

PRINTING AND PUBLISHING - 2.67%
   Big Flower Press Holdings, Inc.,
      8.625%, 12-1-2008 ...............................................            2,250                  2,160,000
   K-III Communications Corporation,
      8.5%, 2-1-2006 ..................................................            1,000                    970,000
   Perry-Judd's Incorporated,
      10.625%, 12-15-2007 .............................................            4,000                  3,650,000
   TransWestern Publishing Company LLC and
      TWP Capital Corp. II,
      9.625%, 11-15-2007 ..............................................            1,000                    975,000

                SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1999

                                                                               PRINCIPAL
                                                                               AMOUNT IN
                                                                               THOUSANDS                      VALUE
CORPORATE DEBT SECURITIES (CONTINUED)
PRINTING AND PUBLISHING (CONTINUED)
   World Color Press, Inc.,
      8.375%, 11-15-2008 ..............................................          $ 2,250               $  2,221,875
      Total ...........................................................                                   9,976,875

RAILROAD TRANSPORTATION - 0.15%
   TFM, S.A. de C.V.,
      0.0%, 6-15-2009 (C) .............................................            1,000                    550,000

RADIO AND TELEVISION BROADCASTING STATIONS - 4.86%
   Allbritton Communications Company,
      9.75%, 11-30-2007 ...............................................            2,000                  1,990,000
   American Radio Systems Corporation,
      9.0%, 2-1-2006 ..................................................            1,000                  1,045,000
   Chancellor Media Corporation of Los Angeles:
      10.5%, 1-15-2007 ................................................            2,000                  2,150,000
      8.0%, 11-1-2008 .................................................            2,000                  1,940,000
   JCAC, Inc.,
      10.125%, 6-15-2006 ..............................................            1,000                  1,080,000
   LIN Holdings Corp.,
      0.0%, 3-1-2008 (C) ..............................................            3,500                  2,371,250
   SFX Broadcasting, Inc.,
      10.75%, 5-15-2006 ...............................................              986                  1,094,460
   Salem Communications Corporation,
      9.5%, 10-1-2007 .................................................            1,000                  1,000,000
   Sinclair Broadcast Group, Inc.,
      9.0%, 7-15-2007 .................................................            1,500                  1,417,500
   Susquehanna Media Co.,
      8.5%, 5-15-2009 (A) .............................................            1,000                    985,000
   Rogers Communications Inc.,
      9.125%, 1-15-2006 ...............................................            3,000                  3,082,500
      Total ...........................................................                                  18,155,710

RUBBER AND MISCELLANEOUS PLASTICS PRODUCTS - 2.71%
   Furon Company,
      8.125%, 3-1-2008 ................................................            1,000                    942,500
   Globe Manufacturing Corp.,
      10.0%, 8-1-2008 .................................................            1,250                    812,500
   Graham Packaging Company and
      GPC Capital Corp. I,
      8.75%, 1-15-2008 ................................................            3,000                  2,820,000
   Home Products International, Inc.,
      9.625%, 5-15-2008 ...............................................            2,500                  2,225,000
   LDM Technologies, Inc.,
      10.75%, 1-15-2007 ...............................................            2,000                  1,720,000
   Moll Industries, Inc.,
      10.5%, 7-1-2008 .................................................            2,000                  1,600,000
      Total ...........................................................                                  10,120,000

                SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1999

                                                                               PRINCIPAL
                                                                               AMOUNT IN
                                                                               THOUSANDS                      VALUE
CORPORATE DEBT SECURITIES (CONTINUED)
TEXTILE MILL PRODUCTS - 0.81%
   Anvil Knitwear, Inc.,
      10.875%, 3-15-2007 ..............................................           $1,500               $    960,000
   Collins & Aikman Products Co.,
      11.5%, 4-15-2006 ................................................            1,500                  1,417,500
   Glenoit Corporation,
      11.0%, 4-15-2007 ................................................            1,000                    662,500
      Total ...........................................................                                   3,040,000

TRANSPORTATION BY AIR - 2.69%
   Atlas Air, Inc.,
      9.375%, 11-15-2006 ..............................................            4,500                  4,365,000
   RSL Communications, Ltd.,
      10.5%, 11-15-2008 ...............................................            6,250                  5,687,500
      Total ...........................................................                                  10,052,500

TRANSPORTATION EQUIPMENT - 2.34%
   Delco Remy International, Inc.,
      8.625%, 12-15-2007 ..............................................            1,400                  1,298,500
   Federal-Mogul Corporation:
      7.75%, 7-1-2006 .................................................            2,000                  1,882,380
      7.875%, 7-1-2010 ................................................            2,500                  2,277,825
   Safety Components International, Inc.,
      10.125%, 7-15-2007 ..............................................            2,250                  1,822,500
   Westinghouse Air Brake Company (The),
      9.375%, 6-15-2005 ...............................................            1,500                  1,485,000
      Total ...........................................................                                   8,766,205

TRANSPORTATION SERVICES - 0.46%
   Railworks Corporation,
      11.5%, 4-15-2009 (A) ............................................            1,750                  1,715,000

TRUCKING AND WAREHOUSING - 0.80%
   Iron Mountain Incorporated,
      10.125%, 10-1-2006 ..............................................            1,000                  1,035,000
   Pierce Leahy Corp.,
      9.125%, 7-15-2007 ...............................................            2,000                  1,950,000
      Total ...........................................................                                   2,985,000

WHOLESALE TRADE - DURABLE GOODS - 1.33%
   AAi.Fostergrant, Inc.,
      10.75%, 7-15-2006 ...............................................              500                    205,000
   Federal Data Corporation,
      10.125%, 8-1-2005 ...............................................            1,000                    915,000
   Heafner (J.H.) Company, Inc. (The),
      10.0%, 5-15-2008 ................................................            2,500                  2,425,000
   WESCO Distribution, Inc.,
      9.125%, 6-1-2008 ................................................            1,500                  1,413,750
      Total ...........................................................                                   4,958,750

                SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1999

                                                                               PRINCIPAL
                                                                               AMOUNT IN
                                                                               THOUSANDS                      VALUE
CORPORATE DEBT SECURITIES (CONTINUED)
WHOLESALE TRADE - NONDURABLE GOODS - 0.31%
   Core-Mark International, Inc.,
      11.375%, 9-15-2003 ..............................................           $1,200               $  1,153,500

TOTAL CORPORATE DEBT SECURITIES - 87.26%                                                               $326,090,031
   (Cost: $341,789,497)

OTHER GOVERNMENT SECURITY - 1.01%
MEXICO
   United Mexican States,
      9.75%, 4-6-2005 ..................................................           3,750               $  3,796,875
   (Cost: $3,748,615)

TOTAL SHORT-TERM SECURITIES - 4.91%                                                                    $ 18,340,000
   (Cost: $18,340,000)

TOTAL INVESTMENT SECURITIES - 98.39%                                                                   $367,686,794
   (Cost: $381,482,701)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.61%                                                         6,012,021

NET ASSETS - 100.00%                                                                                   $373,698,815

                SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1999


NOTES TO SCHEDULE OF INVESTMENTS
     *No income dividends were paid during the preceding 12 months.

(A) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1999, the value of these securities amounted to $34,211,773 or 9.15% of net assets.

(B) Each unit of Cybernet Internet Services International, Inc. consists of $1,000 principal amount of 14.0% senior notes due 2009 and one warrant to purchase 30.2310693 shares of common stock.

(C) The security does not bear interest for an initial period of time and subsequently becomes interest bearing.

(D) Each unit of ONO Finance Plc consists of $1,000 principal amount of 13.0% Dollar Notes and one Dollar Equity Value Certificate evidencing the right to receive the cash value of 0.002299657 of one ordinary share of Cableuropa in dollars.

(E) Each unit of Mattress Discounters, Inc. consists of $1,000 principal amount of 12.625% senior notes due 2007 and one warrant to purchase 4.85 shares of Class A common stock and 0.539 shares of Class L common stock at an exercise price of $0.01 per share.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED HIGH INCOME FUND II, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1999
(IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)

ASSETS
   Investment securities -- at value (Notes 1 and 3) ........................................              $367,687
   Cash .....................................................................................                     3
   Receivables:
      Interest and dividends ................................................................                 7,767
      Investment securities sold ............................................................                   476
      Fund shares sold ......................................................................                   395
   Prepaid insurance premium ................................................................                    15
                                                                                                           --------
        Total assets ........................................................................               376,343
                                                                                                           --------
LIABILITIES
   Payable to Fund shareholders..............................................................                 1,387
   Investment securities purchased...........................................................                   825
   Dividends payable ........................................................................                   249
   Accrued transfer agency and dividend
      disbursing (Note 2)....................................................................                    78
   Accrued service fee (Note 2) .............................................................                    62
   Accrued distribution fee (Note 2) ........................................................                    15
   Accrued management fee (Note 2) ..........................................................                     6
   Accrued accounting services fee (Note 2) .................................................                     5
   Other ....................................................................................                    17
                                                                                                           --------
        Total liabilities ...................................................................                 2,644
                                                                                                           --------
           Total net assets .................................................................              $373,699
                                                                                                           ========
NET ASSETS
   $1.00 par value capital stock
      Capital stock .........................................................................               $96,368
      Additional paid-in capital ............................................................               328,950
   Accumulated undistributed loss:
      Accumulated undistributed net realized
        loss on investment transactions .....................................................               (37,823)
      Net unrealized depreciation in value of
        investments .........................................................................               (13,796)
                                                                                                           --------
        Net assets applicable to outstanding
           units of capital .................................................................              $373,699
                                                                                                           ========
Net asset value per share (net assets divided
   by shares outstanding)
   Class A    ...............................................................................                 $3.88
   Class Y    ...............................................................................                 $3.88
Capital shares outstanding
   Class A    ...............................................................................                95,678
   Class Y    ...............................................................................                   690
Capital shares authorized ...................................................................               400,000

                                        SEE NOTES TO FINANCIAL STATEMENTS.

UNITED HIGH INCOME FUND II, INC.
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1999
(IN THOUSANDS)

INVESTMENT INCOME
   Income (Note 1B):
      Interest and amortization .............................................................               $37,656
      Dividends .............................................................................                 1,026
                                                                                                            -------
        Total income ........................................................................                38,682
                                                                                                            -------
   Expenses (Note 2):
      Investment management fee .............................................................                 2,248
      Service fee - Class A .................................................................                   897
      Transfer agency and dividend disbursing - Class A......................................                   750
      Distribution fee - Class A ............................................................                    89
      Accounting services fee ...............................................................                    60
      Custodian fees ........................................................................                    19
      Audit fees ............................................................................                    18
      Legal fees ............................................................................                    11
      Shareholder servicing - Class Y........................................................                     4
      Other .................................................................................                   146
                                                                                                            -------
        Total expenses ......................................................................                 4,242
                                                                                                            -------
           Net investment income ............................................................                34,440
                                                                                                            -------

REALIZED AND UNREALIZED LOSS ON
   INVESTMENTS (NOTES 1 AND 3)
   Realized net loss on investments .........................................................               (21,144)
   Unrealized depreciation in value of investments
      during the period .....................................................................                (2,844)
                                                                                                            -------
      Net loss on investments ...............................................................               (23,988)
                                                                                                            -------
        Net increase in net assets resulting
           from operations ..................................................................               $10,452
                                                                                                            =======

                                        SEE NOTES TO FINANCIAL STATEMENTS.

UNITED HIGH INCOME FUND II, INC.
STATEMENT OF CHANGES IN NET ASSETS
(DOLLARS IN THOUSANDS)

                                                                                 FOR THE FISCAL YEAR ENDED
                                                                                        SEPTEMBER 30,
                                                                                 -------------------------
                                                                                  1999               1998
INCREASE (DECREASE) IN NET ASSETS                                             ------------        ------------
   Operations:
      Net investment income ...........................................        $34,440              $ 34,971
      Realized net gain (loss) on
        investments  ..................................................        (21,144)                4,820
      Unrealized depreciation .........................................         (2,844)              (34,757)
                                                                              --------              --------
        Net increase in net assets
           resulting from operations ..................................         10,452                 5,034
                                                                              --------              --------
   Dividends to shareholders from
      net investment income (Note 1D):*
      Class A .........................................................        (34,192)              (34,790)
      Class Y .........................................................           (248)                 (181)
                                                                              --------              --------
                                                                               (34,440)              (34,971)
                                                                              --------              --------
   Capital share transactions:
      Proceeds from sale of shares:
        Class A (10,626,459 and 17,927,324
           shares, respectively) ......................................         43,551                77,845
        Class Y (655,027 and 279,221
           shares, respectively) ......................................          2,741                 1,264
      Proceeds from reinvestment of
        dividends:
        Class A (7,682,689 and 7,125,552
           shares, respectively) ......................................         31,283                31,452
        Class Y (60,446 and 40,487
           shares, respectively) ......................................            246                   178
      Payments for shares redeemed:
        Class A (23,492,323 and 16,161,757
           shares, respectively) ......................................        (95,780)              (70,753)
        Class Y (648,366 and 58,442
           shares, respectively) ......................................         (2,699)                 (261)
                                                                              --------              --------
           Net increase (decrease) in net assets
              resulting from capital
              share transactions ......................................        (20,658)               39,725
                                                                              --------              --------
              Total increase (decrease)  ..............................        (44,646)                9,788
NET ASSETS
   Beginning of period ................................................        418,345               408,557
                                                                              --------              --------
   End of period ......................................................       $373,699              $418,345
                                                                              ========              ========
      Undistributed net investment
        income ........................................................           $---                  $---
                                                                                  ====                  ====

                                 *See "Financial Highlights" on pages  - .

                                    SEE NOTES TO FINANCIAL STATEMENTS.

UNITED HIGH INCOME FUND II, INC.
FINANCIAL HIGHLIGHTS
CLASS A SHARES
FOR A SHARE OF CAPITAL STOCK OUTSTANDING
THROUGHOUT EACH PERIOD:

                                                                      FOR THE FISCAL YEAR ENDED
                                                                             SEPTEMBER 30,
                                                      ------------------------------------------------------------
                                                        1999         1998         1997         1996         1995
                                                       ------       ------       ------       ------       ------
Net asset value,
   beginning of
   period...........................                   $4.12        $4.42        $4.14        $4.03        $3.96
                                                        -----        -----        -----        -----        -----
Income from investment
   operations:
   Net investment
      income .......................                    0.35         0.37         0.36         0.35         0.35
   Net realized and
      unrealized gain
      (loss) on
      investments ..................                   (0.24)       (0.30)        0.28         0.11         0.07
                                                        -----        -----        -----        -----        -----
Total from investment
   operations ......................                    0.11         0.07         0.64         0.46         0.42
                                                        -----        -----        -----        -----        -----
Less dividends declared
   from net investment
   income...........................                   (0.35)       (0.37)       (0.36)       (0.35)       (0.35)
                                                        -----        -----        -----        -----        -----
Net asset value,
   end of period ...................                   $3.88        $4.12        $4.42        $4.14        $4.03
                                                        =====        =====        =====        =====        =====
Total return* ......................                    2.66%        1.22%       16.20%       11.90%       11.25%
Net assets, end of
   period (in
   millions) .......................                    $371         $416         $407         $368         $368
Ratio of expenses to
   average net assets...............                    1.06%        0.96%        0.93%        0.95%        0.89%
Ratio of net investment
   income to average
   net assets ......................                    8.60%        8.26%        8.54%        8.60%        8.93%
Portfolio turnover
   rate ............................                   46.17%       58.85%       64.38%       55.64%       26.82%

*Total return calculated without taking into account the sales load deducted on an initial purchase.

                                       SEE NOTES TO FINANCIAL STATEMENTS.

UNITED HIGH INCOME FUND II, INC.
FINANCIAL HIGHLIGHTS
CLASS Y SHARES
FOR A SHARE OF CAPITAL STOCK OUTSTANDING
THROUGHOUT EACH PERIOD:

                                                                                                            FOR THE
                                                              FOR THE FISCAL YEAR                            PERIOD
                                                              ENDED SEPTEMBER 30,                     FROM 2/27/96*
                                                        --------------------------------                    THROUGH
                                                          1999         1998         1997                    9/30/96
                                                        ------       ------       ------                   --------
Net asset value,
   beginning of period..............                    $4.12        $4.42        $4.14                     $4.15
                                                        -----        -----        -----                      -----
Income from investment
   operations:
   Net investment
      income .......................                     0.36         0.37         0.37                      0.21
   Net realized and
      unrealized gain (loss)
      on investments................                    (0.24)       (0.30)        0.28                     (0.01)
                                                         -----        -----        -----                      -----
Total from investment
   operations.......................                     0.12         0.07         0.65                      0.20
                                                         -----        -----        -----                      -----
Less dividends declared
   from net investment
   income...........................                    (0.36)       (0.37)       (0.37)                    (0.21)
                                                         -----        -----        -----                      -----
Net asset value,
   end of period....................                    $3.88        $4.12        $4.42                     $4.14
                                                        =====        =====        =====                      =====
Total return .......................                     2.95%        1.38%       16.38%                     5.00%
Net assets, end of
   period (in
   millions) .......................                       $3           $2           $2                        $2
Ratio of expenses
   to average net
   assets...........................                     0.77%        0.79%        0.77%                     0.77%**
Ratio of net
   investment income
   to average net
   assets...........................                     8.89%        8.43%        8.69%                     8.83%**
Portfolio
   turnover rate....................                    46.17%       58.85%       64.38%                    55.64%**

 *Commencement of operations.
**Annualized.

                                        SEE NOTES TO FINANCIAL STATEMENTS.

UNITED HIGH INCOME FUND II, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1999

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     United High Income Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide a high level of current income, with a secondary objective of capital growth when consistent with the primary objective. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See
     Note 3 -- Investment Security Transactions.

C. Federal income taxes -- The Fund intends to distribute all of its net investment income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

D. Dividends and distributions -- All of the Fund's net investment income is declared and recorded by the Fund as dividends payable on each day to shareholders of record as of the close of the preceding business day. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-

     October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At September 30, 1999, the Fund reclassified $19,801,215 between additional paid-in-capital and accumulated undistributed net realized losses. Reported net investment income, net realized gains and net assets were not affected by this change.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. As of June 30, 1999, the fee is payable by the Fund at the annual rate of 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion. Prior to June 30, 1999, the fee consisted of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .15% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and
 .36% of that amount over $12 billion. The Fund accrues and pays the fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                               ACCOUNTING SERVICES FEE
                          Average
                       Net Asset Level           Annual Fee
                  (all dollars in millions)   Rate for Each Level
                  -------------------------   -------------------
                     From $    0 to $   10      $      0
                     From $   10 to $   25      $ 10,000
                     From $   25 to $   50      $ 20,000
                     From $   50 to $  100      $ 30,000
                     From $  100 to $  200      $ 40,000
                     From $  200 to $  350      $ 50,000
                     From $  350 to $  550      $ 60,000
                     From $  550 to $  750      $ 70,000
                     From $  750 to $1,000      $ 85,000
                          $1,000 and Over       $100,000

     For Class A shares, the Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $1,114,812, out of which W&R paid sales commissions of $644,716 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed .25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $15,521 which are included in other expenses.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- INVESTMENT SECURITY TRANSACTIONS

     Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $175,517,588 while proceeds from maturities and sales aggregated $170,723,810 Purchases of short-term securities aggregated $2,446,300,707 while proceeds from maturities and sales aggregated $2,479,499,146. No U.S. Government Securities were bought or sold during the period ended September 30, 1999.

     For Federal income tax purposes, cost of investments owned at September 30, 1999 was $381,482,701, resulting in net unrealized depreciation of $13,795,907, of which $7,547,531 related to appreciated securities and $21,343,438 related to depreciated securities.

NOTE 4 -- FEDERAL INCOME TAX MATTERS

     For Federal income tax purposes, the Fund realized capital losses of $1,199,357 during its fiscal year ended September 30, 1999, which included the effect of certain losses deferred into the next fiscal year (see discussion below). Capital loss carryovers aggregated $17,602,416 at September 30, 1999, and are available to offset future realized capital gain net income for Federal income tax purposes but will expire if not utilized as follows: $8,229,670 at September 30, 2000; $390,079 at September 30, 2003; $7,783,310 at September 30,
2004; and $1,199,357 at September 30, 2007.

     Internal Revenue Code regulations permits the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses"). From November 1, 1998 through September 30, 1999, the Fund incurred net capital losses of $19,944,947, which have been deferred to the fiscal year ending September 30, 2000.

NOTE 5 -- MULTICLASS OPERATIONS

     The Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Only Class A and Class Y shares were issued during the fiscal year ended September 30, 1999. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United High Income Fund II, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United High Income Fund II, Inc. (the "Fund") as of September 30, 1999, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of United High Income Fund II, Inc. as of September 30, 1999, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended in conformity with generally accepted accounting principles.




/s/ Deloitte & Touche LLP
-------------------------
Deloitte & Touche LLP
Kansas City, Missouri
November 5, 1999

                             REGISTRATION STATEMENT

                                     PART C

                                OTHER INFORMATION


23.  EXHIBITS: United High Income Fund II, Inc.

     (a) Articles of Incorporation filed by EDGAR on November 13, 1995 as EX-99.B1-h2charter to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A*

          Articles Supplementary, filed by EDGAR on November 13, 1995 as EX-99.B1-h2artsup to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A*

          Articles Supplementary filed by EDGAR on July 2, 1999 as EX-99.B(a)h2suppbc to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A*

          Articles Supplementary attached hereto as EX-99.B(a)h2artsup

     (b) By-Laws, as amended, filed by EDGAR on December 27, 1996 as EX-99.B2-h2bylaw to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A*

          Amendment to Bylaws filed by EDGAR on July 2, 1999 as
          EX-99.B(b)h2bylaw2 to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A*

     (c)  Not applicable

     (d) Investment Management Agreement filed by EDGAR on November 13, 1995 as EX-99.B5-h2ima to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A*

          Fee schedule (Exhibit A) to the Investment Management Agreement, as amended, filed by EDGAR on July 2, 1999 as EX-99.B(d)h2imafee to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A*

          Assignment of the Investment Management Agreement filed by EDGAR on November 13, 1995 as EX-99.B5-h2assign to
          Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A*

     (e) Underwriting Agreement filed by EDGAR on November 13, 1995 as EX-99.B6-h2ua to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A*

     (f)  Not applicable

     (g) Custodian Agreement, as amended, filed by EDGAR on December 29, 1999 as EX-99.B(g)h2ca to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A*

     (h) Shareholder Servicing Agreement filed by EDGAR on December 1, 1998 as EX-99.B9-h2ssa to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A*

          Compensation table (Exhibit B) to the Shareholder Servicing Agreement, as amended, filed by EDGAR on July 2, 1999 as EX-99.B(h)h2ssacom to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A*

          Accounting Services Agreement filed by EDGAR on November 13, 1995 as EX-99.B9-h2asa to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A*

          Service Agreement filed by EDGAR on July 30, 1993 as Exhibit (b)(15) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A*

          Amendment to Service Agreement filed by EDGAR on November 13, 1995 as EX-99.B9-h2saa to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A*

          Fund Class A Application, as amended, filed by EDGAR on May 30, 1997 as EX-99.B9-h2appca to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A*

          Fund Class Y Application filed by EDGAR on November 13, 1995 as EX-99.B9-h2appcy to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A*

          Fund NAV Application filed by EDGAR on November 13, 1995 as EX-99.B9-h2navapp to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A*

          Class Y letter of understanding filed by EDGAR on December 27, 1996 as EX-99.B9-h2lou to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A*

          Fidelity Bond Coverage (Exhibit C) to the Shareholder Servicing Agreement, as amended, filed by EDGAR on December 29, 1999 as EX-99B(h)h2ssafid to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A*

          Fund Application (Non-Retirement Plan) attached hereto as EX-99.B(h)h2appnon

          Fund Application (Retirement Plan) attached hereto as
          EX-99.B(h)h2appabc

          Fund Application (Institutional) attached hereto as EX-99.B(h)h2appnav

          Fund Application (Legend Non-Retirement) attached hereto as EX-99.B(h)h2legappnon

          Fund Application (Legend Retirement) attached hereto as
          EX-99.B(h)h2legappabc

     (i)  Opinion and Consent of Counsel attached hereto as EX-99.B(i)h2legopn

     (j) Consent of Deloitte & Touche LLP, Independent Accountants, attached hereto as EX-99.B(j)h2consnt

     (k)  Not applicable

     (l) Agreement with initial shareholder, Waddell & Reed, Inc., (refiling by EDGAR) filed by EDGAR on November 13, 1995 as EX-99.B13-h2inital to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A*

     (m) Service Plan for Class A Shares filed by EDGAR on November 13, 1995 as EX-99.B15-h2spca to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A*

          Distribution and Service Plan for Class A shares filed by EDGAR on December 29, 1997 as EX-99.B15-h2dsp to
          Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A*

          Distribution and Service Plan for Class B shares filed by EDGAR on July 2, 1999 as EX-99.B(m)h2dspb to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A*

          Distribution and Service Plan for Class C shares filed by EDGAR on July 2, 1999 as EX-99.B(m)h2dspc to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A*

     (n)  Not applicable

     (o)  Multiple Class Plan, as amended, attached hereto as EX-99.B(o)h2mcp

     (p)  Code of Ethics attached hereto as EX-99.B(p)h2code

24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     None

25.  INDEMNIFICATION

     Reference is made to Section 7 of ARTICLE Seventh of the Articles of Incorporation of Registrant filed by EDGAR on December 1, 1998 as EX-99.B1-h2charter to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A* and to Article IV of the Underwriting Agreement filed by EDGAR on November 13, 1995 as Ex-99.B6-h2ua to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A*, both of which provide indemnification. Also refer to Section 2-418 of the Maryland General Corporation Law regarding indemnification of directors, officers, employees and agents.

     Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation, Bylaws, and the above-described contracts in accordance with the Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

     Insofar as indemnification for liability arising under the 1933 Act, as amended, may be provided to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of the Registrant of expenses incurred or paid by a director, officer of controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT MANAGER

     Waddell & Reed Investment Management Company is the investment manager of the Registrant. Under the terms of an Investment Management Agreement between Waddell & Reed, Inc. and the Registrant, Waddell & Reed, Inc. is to provide investment management services to the Registrant. Waddell & Reed, Inc. assigned its investment management duties under this agreement to Waddell & Reed Investment Management Company on January 8, 1992. Waddell & Reed Investment Management Company is not engaged in any business other than the provision of investment management services to those registered investment companies described in Part A and Part B of this Post-Effective Amendment and to other investment advisory clients.

     Each director and executive officer of Waddell & Reed Investment Management Company has had as his sole business, profession, vocation or employment during the past two years only his duties as an executive officer and/or employee of Waddell & Reed Investment Management Company or its predecessors, except as to persons who are directors and/or officers of the Registrant and have served in the capacities shown in the Statement of Additional Information of the Registrant. The address of the officers is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

     As to each director and officer of Waddell & Reed Investment Management Company, reference is made to the Prospectus and SAI of this Registrant.

27.  PRINCIPAL UNDERWRITER

     (a) Waddell & Reed, Inc. is the principal underwriter. It is the principal underwriter to the following investment companies:

          United Funds, Inc.
          United International Growth Fund, Inc.
          United Continental Income Fund, Inc.
          United Vanguard Fund, Inc.
          United Retirement Shares, Inc.
          United Municipal Bond Fund, Inc.
          United High Income Fund, Inc.
          United Cash Management, Inc.
          United Government Securities Fund, Inc.
          United New Concepts Fund, Inc.
          United Municipal High Income Fund, Inc.
          United Asset Strategy Fund, Inc.
          United Small Cap Fund, Inc.
          United Tax-Managed Equity Fund, Inc.
          Waddell & Reed Funds, Inc.
          Advantage I
          Advantage II
          Advantage Plus
          Advantage Gold

     (b) The information contained in the underwriter's application on Form BD as filed on June 16, 2000 SEC No. 8-27030, under the Securities Exchange Act of 1934, is herein incorporated by reference.

     (c) No compensation was paid by the Registrant to any principal underwriter who is not an affiliated person of the Registrant or any affiliated person of such affiliated person.

28.  LOCATION OF ACCOUNTS AND RECORDS

     The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder are under the possession of Mr. Robert L. Hechler and Ms. Kristen A. Richards, as officers of the Registrant, each of whose business address is Post Office Box 29217, Shawnee Mission, Kansas 66201-9217.

29.  MANAGEMENT SERVICES

     There are no service contracts other than as discussed in Part A and B of this Post-Effective Amendment and as listed in response to Items 23.(h) and 23.(m) hereof.

30.  UNDERTAKINGS

     Not applicable


---------------------------------
*Incorporated herein by reference

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That each of the undersigned, UNITED ASSET STRATEGY FUND, INC., UNITED CASH MANAGEMENT, INC., UNITED CONTINENTAL INCOME FUND, INC., UNITED FUNDS, INC., UNITED GOVERNMENT SECURITIES FUND, INC., UNITED HIGH INCOME FUND, INC., UNITED HIGH INCOME FUND II, INC., UNITED INTERNATIONAL GROWTH FUND, INC., UNITED MUNICIPAL BOND FUND, INC., UNITED MUNICIPAL HIGH INCOME FUND, INC., UNITED NEW CONCEPTS FUND, INC., UNITED RETIREMENT SHARES, INC., UNITED SMALL CAP FUND, INC., UNITED TAX-MANAGED EQUITY FUND, INC., UNITED VANGUARD FUND, INC., TARGET/UNITED FUNDS, INC. AND WADDELL & REED FUNDS, INC. (each hereinafter called the "Corporation"), and certain directors and officers for the Corporation, do hereby constitute and appoint KEITH A. TUCKER, ROBERT L. HECHLER, DANIEL C. SCHULTE and KRISTEN A. RICHARDS, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable each Corporation to comply with the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the names of each of such directors and officers in his/her behalf as such director or officer as indicated below opposite his/her signature hereto, to any Registration Statement and to any amendment or supplement to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or amendment or supplement thereto; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

Date:  February 9, 2000                           /s/Robert L. Hechler
                                                  --------------------------
                                                  Robert L. Hechler, President


/s/Keith A. Tucker            Chairman of the Board          February 9, 2000
-------------------                                          -----------------
Keith A. Tucker


/s/Robert L. Hechler          President, Principal           February 9, 2000
--------------------          Financial Officer and          -----------------
Robert L. Hechler             Director


/s/Henry J. Herrmann          Vice President and             February 9, 2000
--------------------          Director                       -----------------
Henry J. Herrmann

/s/Theodore W. Howard         Vice President, Treasurer      February 9, 2000
--------------------          and Principal Accounting       -----------------
Theodore W. Howard            Officer


/s/James M. Concannon         Director                       February 9, 2000
--------------------                                         -----------------
James M. Concannon


/s/John A. Dillingham         Director                       February 9, 2000
--------------------                                         -----------------
John A. Dillingham


/s/David P. Gardner           Director                       February 9, 2000
-------------------                                          -----------------
David P. Gardner


/s/Linda K. Graves            Director                       February 9, 2000
--------------------                                         -----------------
Linda K. Graves


/s/Joseph Harroz, Jr.         Director                       February 9, 2000
--------------------                                         -----------------
Joseph Harroz, Jr.


/s/John F. Hayes              Director                       February 9, 2000
--------------------                                         -----------------
John F. Hayes


/s/Glendon E. Johnson         Director                       February 9, 2000
--------------------                                         -----------------
Glendon E. Johnson


/s/William T. Morgan          Director                       February 9, 2000
--------------------                                         -----------------
William T. Morgan

/s/Ronald C. Reimer           Director                       February 9, 2000
--------------------                                         -----------------
Ronald C. Reimer


/s/Frank J. Ross, Jr.         Director                       February 9, 2000
--------------------                                         -----------------
Frank J. Ross, Jr.


/s/Eleanor B. Schwartz        Director                       February 9, 2000
--------------------                                         -----------------
Eleanor B. Schwartz


/s/Frederick Vogel III        Director                       February 9, 2000
--------------------                                         -----------------
Frederick Vogel III



Attest:

/s/Kristen A. Richards
--------------------------------
Kristen A. Richards
Secretary

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) of the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Overland Park, and State of Kansas, on the 30th day of June, 2000.


                        UNITED HIGH INCOME FUND II, INC.

                                  (Registrant)

                            By /s/ Robert L. Hechler*
                            ------------------------
                          Robert L. Hechler, President

         Pursuant to the requirements of the Securities Act of 1933, and/or the Investment Company Act of 1940, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated.

         Signatures            Title
         ----------            -----

/s/Keith A. Tucker*            Chairman of the Board         June 30, 2000
----------------------                                       ----------------
Keith A. Tucker


/s/Robert L. Hechler*          President, Principal          June 30, 2000
----------------------         Financial Officer and         ----------------
Robert L. Hechler              Director


/s/Henry J. Herrmann*          Vice President and            June 30, 2000
----------------------         Director                      ----------------
Henry J. Herrmann


/s/Theodore W. Howard*         Vice President, Treasurer     June 30, 2000
----------------------         and Principal Accounting      ----------------
Theodore W. Howard             Officer


/s/James M. Concannon*         Director                      June 30, 2000
------------------                                           ----------------
James M. Concannon


/s/John A. Dillingham*         Director                      June 30, 2000
------------------                                           ----------------
John A. Dillingham

/s/David P. Gardner*           Director                      June 30, 2000
------------------                                           ----------------
David P. Gardner


/s/Linda K. Graves*            Director                      June 30, 2000
------------------                                           ----------------
Linda K. Graves


/s/Joseph Harroz, Jr.*         Director                      June 30, 2000
------------------                                           ----------------
Joseph Harroz, Jr.


/s/John F. Hayes*              Director                      June 30, 2000
-------------------                                          ----------------
John F. Hayes


/s/Glendon E. Johnson*         Director                      June 30, 2000
-------------------                                          ----------------
Glendon E. Johnson


/s/William T. Morgan*          Director                      June 30, 2000
-------------------                                          ----------------
William T. Morgan


/s/Ronald C. Reimer*           Director                      June 30, 2000
------------------                                           ----------------
Ronald C. Reimer


/s/Frank J. Ross, Jr.*         Director                      June 30, 2000
------------------                                           ----------------
Frank J. Ross, Jr.


/s/Eleanor B Schwartz*         Director                      June 30, 2000
-------------------                                          ----------------
Eleanor B. Schwartz


/s/Frederick Vogel III*        Director                      June 30, 2000
-------------------                                          ----------------
Frederick Vogel III


*By /s/Kristen A. Richards
-------------------------
Kristen A. Richards
   Attorney-in-Fact



ATTEST:/s/Daniel C. Schulte
--------------------------
Daniel C. Schulte
   Assistant Secretary